As filed with the Securities and Exchange Commission on March 9, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07763

The Masters’ Select Funds Trust
(Exact name of registrant as specified in charter)

4 Orinda Way, Suite 200-D, Orinda, CA 94563
(Address of principal executive offices) (Zip code)

Kenneth E. Gregory
4 Orinda Way, Suite 200-D
Orinda, CA 94563
(Name and address of agent for service)

(925) 254-8999
Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

Item 1. Report to Stockholders.
The Masters’ Select Funds Trust

Annual Report

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

December 31, 2006

www.mastersfunds.com

The Masters’ Select Concept

In constructing the Masters’ Select Funds, our goal was to design funds that would isolate the stock-picking skills of a group of highly regarded portfolio managers. To meet this objective, we designed the funds with both risk and return in mind, placing particular emphasis on the following factors:

1.	First, only stock pickers we believe to be exceptionally skilled are chosen to manage each fund’s sub-portfolios.

2.
Second, and of equal importance, each stock picker runs a very focused sub-portfolio of not more than 15 of his or her favorite stocks within each Masters’ Select Fund; the exception being the Masters’ Select Focused Opportunities Fund, in which each manager selects no more than 7 of their highest conviction ideas. We believe that most stock pickers have an unusually high level of conviction in only a small number of stocks and that a portfolio limited to these stocks will, on average, outperform (a more diversified portfolio) over a market cycle.

3.
Third, even though each manager’s portfolio is focused, we seek ways to diversify each of our funds. With the Equity, International and Focused Opportunities funds, we have done this by including managers with differing investment styles and market-cap orientations (the Focused Opportunities Fund is classified as non-diversified so that it may invest in a smaller range (15-21) of securities). With the Value Fund, we have selected managers who each take a distinctive approach to assessing companies and defining value. With the Smaller Companies Fund, we have selected managers with varying investment approaches who each focus on the securities of smaller companies.

4.
Finally, we believe that excessive asset growth can result in diminished performance. We have committed to closing each Masters’ Select Fund to new shareholders at levels that we believe will preserve the managers’ ability to effectively implement the “select” concept.

Portfolio Fit

As with all equity funds, Masters’ Select Funds are appropriate for investors with a long-term time horizon, who are willing to ride out occasional periods when the funds’ net asset values decline. Within that context, we created the Masters’ Select Equity and Masters’ Select International Funds to be used as core equity and international fund holdings. Masters’ Select Smaller Companies Fund has been created to provide a core domestic small cap investment opportunity. We created Masters’ Select Value Fund for investors who seek additional, dedicated value exposure in their portfolios. Masters’ Select Focused Opportunities Fund has been created to provide a core large-cap holding for long-term investors. Although performance in each specific down market will vary, we purposely set the allocations to each manager with the objective of keeping risk about equal to the funds’ overall benchmarks. In the end, the focus on the highest conviction stocks of a group of very distinguished managers with superior track records is what we believe makes the funds ideal portfolio holdings.

Contents

Our Commitment to Shareholders	2
Letter to Shareholders	3
Long-Term Performance Metrics	6
Masters’ Select Equity Fund
Equity Fund Review	7
Equity Fund Managers	13
Equity Fund Stock Highlights	14
Equity Fund Schedule of Investments	16
Masters’ Select International Fund
International Fund Review	18
International Fund Managers	23
International Fund Stock Highlights	24
International Fund Schedule of Investments	26
Masters’ Select Value Fund
Value Fund Review	28
Value Fund Managers	34
Value Fund Stock Highlights	35
Value Fund Schedule of Investments	37
Masters’ Select Smaller Companies Fund
Smaller Companies Fund Review	38
Smaller Companies Fund Managers	42
Smaller Companies Fund Stock Highlights	43
Smaller Companies Fund Schedule of Investments	46
Masters’ Select Focused Opportunities Fund
Focused Opportunities Fund Review	47
Focused Opportunities Fund Managers	50
Focused Opportunities Fund Stock Highlights	51
Focused Opportunities Fund Schedule of Investments	52
Expense Examples	53
Statements of Assets and Liabilities	54
Statements of Operations	55
Statements of Changes in Net Assets
Equity Fund	56
International Fund	56
Value Fund	57
Smaller Companies Fund	57
Focused Opportunities Fund	58
Financial Highlights
Equity Fund	59
International Fund	60
Value Fund	61
Smaller Companies Fund	62
Focused Opportunities Fund	63
Notes to Financial Statements	64
Report of Independent Registered Public Accounting Firm	71
Other Information	72
Tax Information	76
Index Definitions	78
Industry Terms and Definitions	79
Trustee and Officer Information	80

This report is intended for shareholders of the funds and may not be used as sales literature unless preceded or accompanied by a current prospectus for the Masters’ Select Funds. Statements and other information in this report are dated and are subject to change.

Litman/Gregory Fund Advisors, LLC has ultimate responsibility for the funds’ performance due to its responsibility to oversee its investment managers and recommend their hiring, termination and replacement.

v2007-02

Table of Contents  | 1

Litman/Gregory Fund Advisors’
Commitment to Shareholders

We are deeply committed to making each Masters’ Select Fund a highly satisfying long-term investment for shareholders. In following through on this commitment we are guided by our core values, which influence four specific areas of service:

First, we are committed to the Masters’ Select concept.

•
We will only hire managers who we strongly believe will deliver exceptional long-term returns relative to their benchmarks. We base this belief on extremely thorough due diligence research. This not only requires us to assess their stock picking skills, but also to evaluate their ability to add incremental performance by investing in a concentrated portfolio of their highest conviction ideas.

•
We will monitor each of the managers so that we can maintain our confidence in their ability to deliver the long-term performance we expect. In addition, our monitoring will seek to assess whether they are staying true to their Masters’ Select mandate. Consistent with this mandate we focus on long-term performance evaluation so that the Masters’ Select stock pickers will not be distracted by short-term performance pressure.

Second, we will do all we can to ensure that the framework within which our stock pickers do their work further increases the odds of success.

•
New investments in each Fund are expected to be limited when that Fund reaches certain asset levels. By limiting Fund size in this manner, we believe each manager’s Masters’ Select asset base will remain small enough so that a high level of flexibility to add value through individual stock picking will be retained.

•
The framework also includes the diversified multi-manager structure that makes it possible for each manager to invest in a concentrated manner knowing that the potential volatility within his or her portfolio will be diluted at the fund level by the performance of the other managers. The multi-manager structure seeks to provide the diversification necessary to temper the volatility of each manager’s sub-portfolio.

•
We will work hard to discourage short-term speculators so that cash flows into the Funds are not volatile. Lower volatility helps prevent our managers from being forced to sell stocks at inopportune times or to hold excessive cash for non-investment purposes. This is why years ago the Funds implemented a 2% redemption fee for the first six months of a shareholder’s investment in any Fund, which is paid to each Fund for the benefit of shareholders.

Third, is our commitment to do all we can from an operational standpoint to maximize shareholder returns.

•
We will remain attentive to Fund overhead, and whenever we achieve savings we will pass them through to shareholders. For example, we have had several manager changes that resulted in lower sub-advisory fees to our Funds. In every case we have passed through the full savings to shareholders in the form of fee waivers.

•	There will be no loads, 12b-1 charges or any distribution charges.

•
We also will work closely with our sub-advisors to make sure they are aware of tax-loss selling opportunities (only to be taken if there are equally attractive stocks to swap into). We account for partial sales on a specific tax lot basis so that shareholders will benefit from the most favorable tax treatment. The goal is not to favor taxable shareholders over tax-exempt shareholders but to make sure that the Masters’ Select stock pickers are taking advantage of tax savings opportunities when doing so is not expected to reduce pre-tax returns.

Fourth, is our commitment to communicate honestly about all relevant developments and expectations.

•	We will continue to do this by providing thorough and educational shareholder reports.

•	We will continue to provide what we believe are realistic assessments of the investment environment.

Our commitment to Masters’ Select is also evidenced by our own investment. Our employees have, collectively, substantial investments in the Funds, as does our company retirement plan. In addition, we use the Funds extensively in the client accounts of our investment advisor practice (through our affiliate Litman/Gregory Asset Management, LLC). We have no financial incentive to do so because the fees we receive from Masters’ Select held in client accounts are fully offset against the advisory fees paid by our clients. In fact, we have a disincentive to use the Funds in our client accounts because each Masters’ Select Fund is capacity constrained (they will be closed at the pre-determined asset levels mentioned above), and by using them in client accounts we are using up capacity for which we are not paid. But we believe these Funds offer value that we can’t get elsewhere and this is why we enthusiastically invest in them ourselves and on behalf of clients.

While we believe highly in the ability of the Funds’ sub-advisors, our commitments are not intended as guarantees of future results.

This information is authorized for use when preceded or accompanied by a prospectus for the Masters’ Select Funds. Mutual fund investing involves risk; principal loss is possible. While the Funds are no-load, there are management fees and operating expenses that do apply. The prospectus contains more information regarding the Funds’ investment objectives, risks, fees and expenses. Read the prospectus carefully before you invest in the Funds.

2  | The Masters’ Select Funds Trust

Dear Fellow Shareholder,

A Milestone

On the last day of 2006, Masters’ Select Equity, the first Masters’ Select fund, reached a milestone with the tenth anniversary of its launch. In our first shareholder report back in 1997 we discussed our objective of “superior long-term performance relative to the overall stock market.” We also referred to this objective in terms of a “full market cycle.” In discussing what makes a great stock picker we mentioned a number of factors, including a long-term orientation. Since that first shareholder report we’ve written repeatedly about our belief in the importance of a long-term focus and the discipline and patience that are required to be a truly long-term investor.

There is no precise investment definition of what constitutes “long-term.” At Litman/Gregory we view ten years as a reasonably long period of time for an investor. So reaching this milestone is cause for some reflection. In thinking back about the last ten years it’s hard not to conclude that it’s been quite an amazing period. The stock market gave us:

•	The tech bubble followed by a massive bear market. The NASDAQ remains 52% below its high point reached almost seven years ago.

•	Huge outperformance of large-cap stocks in 1997 and 1998 followed by an eight -year run of small-cap outperformance.

•
Massive growth stock outperformance -- remember when “value” was dead in the late 90s? -- followed by an even more massive run of value stock outperformance. Value (as measured by the Russell 3000 Value Index and other value benchmarks) has now outperformed growth stocks (as measured by the Russell 3000 Growth Index) for seven consecutive years.

Shareholder Letter  |  3

•	P/Es that grew to the sky but are now below where they were ten years ago, below their 25-year average and at their 50-year average.

Bull market/bear market, growth/value, large-cap/small-cap—everything had its day. If anything, the last ten years drives home the point that investing with a rear-view mirror is a good way to get whipsawed, but not a good way to make money.

Looking beyond the stock market, over the last ten years there were plenty of big headlines and noteworthy developments, including the Asian currency crisis, the Russian debt default, the meltdown of the Long-Term Capital Management hedge fund run by two Nobel prize winners, Y2K, the 2000 election fiasco, 9/11 and other terrorist acts, the Iraq war, cooked corporate books, a recession, deflation fears, the oil price surge, North Korean and Iranian nuclear threats, inflation fears, a new Fed Chairman, the rise of China as an economic power, outsourcing, the incredible impact of the Internet on the global economy and popular culture, a huge and growing U.S. trade deficit, and the list goes on.

Every ten-year period has its share of big stories. It’s always fascinating to look back on the headlines and developments and think about how investors worried and obsessed over them at the time. Years later many of them are forgotten (have you thought about Y2K lately?). And over most periods as long as ten years the relevance of even some of the biggest stories fades in the shadow of a global economy that keeps growing and a world that keeps innovating. This has not been the case in every ten-year period but much more often than not, it has, as positive forces seem to swamp the negative. So despite turmoil, war, recession, corruption and the worst bear market in a generation, the overall stock market, as measured by the Russell 3000, managed to deliver an average annual return of 8.64% over the past ten years. As to Masters’ Select Equity’s goal of “superior long-term performance relative to the overall stock market” we’re very pleased with the results. In its ten-year life Masters’ Select Equity out-returned its Russell 3000 benchmark by a material margin: 10.12% to 8.64%.

4  | The Masters’ Select Funds Trust

	Average Annual Total Returns
Performance as of 12/31/06	One-Year	Three-Year	Five-Year	Ten-Year (Inception)
Masters’ Select Equity Fund	9.34%	9.23%	6.82%	10.12%
Custom Equity Index	17.46%	12.10%	8.22%	8.78%
Russell 3000 Index	15.71%	11.19%	7.17%	8.64%
Lipper Multi Cap Core Fund Index	14.16%	11.56%	7.36%	8.34%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Committed As Ever

We believe the success of Masters’ Select is a function of a concept that makes sense and its careful execution. And we continue to believe in that concept which includes several teams of exceptionally skilled managers filling each Masters’ Select Fund with their most compelling stock picks.

Over ten years Masters’ Select became a fund family with five funds. As the advisor to the funds, we at Litman/Gregory remain as committed as we were on day one to our long-term performance goals for each Masters’ Select Fund, and to delivering meaningful and honest shareholder reporting and stewardship. In addition, we have continued to invest our own money in Masters’ Select. The combined dollar investment from Litman/Gregory employees and the funds’ independent trustees was $17 million as of the end of 2006. We thank you for your confidence and we hope to continue to earn it for many years.

Sincerely,

Ken Gregory and Jeremy DeGroot

Litman/Gregory Fund Advisors, LLC
Advisor to the Masters’ Select Funds

Shareholder Letter  |  5

Masters’ Select Long-Term Performance Metrics

As we always point out, long-term performance is what we care about, and over long periods of time the Masters’ Select fund family is, we believe, building an encouraging record. There are three metrics we track and present in these reports that serve as a helpful report card on the Masters’ Select long-term performance and ultimately, the success of the Masters’ Select concept. These metrics are updated below:

1st Metric: Each Fund’s Overall Fund Performance Since Inception

The two oldest Masters’ Select Funds have out-returned their passive benchmarks by a clear margin since their inception. Masters’ Select Value trails its Russell 3000 Value benchmark by a very small margin, five one hundredths of a percentage point (5 basis points). Masters’ Select Smaller Companies, which reached its three-year anniversary during 2006, trails its benchmark. As is well documented, we believe that beating a benchmark over the long-term is a demanding standard.

MASTERS’ SELECT PERFORMANCE VS. BENCHMARKS SINCE INCEPTION
Fund	Length of Operation as of 12/31/06	Index Benchmark	Average Annual Outperformance Over Benchmark
Masters’ Select Equity	10 years	Russell 3000	1.48% (148 basis points)
Masters’ Select International	9 years and 1 month	MSCI ACWI ex-US	4.04% (404 basis points)
Masters’ Select Value	6 years and 6 months	Russell 3000 Value	-0.05% (-5 basis points)
Masters’ Select Smaller Companies	3 years and 6 months	Russell 2000	-3.14% (-314 basis points)

2nd Metric: Frequency of Long-Term Outperformance

Because beating a passive index over the long run is a rare feat for active managers there are many investment professionals and academics who believe active management is folly, especially given the alternative of low cost index funds. Given the difficulty in beating a passive benchmark, investors considering an actively managed fund should have some reason to believe it is likely to do better. Though past performance is no guarantee of future performance, an interesting performance measure is the percentage of times that each fund beat its benchmark over longer time periods. The table below shows the aggregate performance of the Masters’ Select Funds over rolling three-year and five-year time periods. Generally we believe five years is a better time frame to measure—especially for funds focused on long-term returns. While we would like each Masters’ Select Fund to outperform its index benchmark in every three-year period, this is an unrealistic standard given each fund’s extreme lack of benchmark sensitivity, and since one bad year can have a huge impact on any three-year period. What we do seek is for the Masters’ Select Funds to outperform their benchmarks in the majority of the intermediate time period of three years, and a higher percentage of the time over five-year periods. See the report on each fund for more detail.

MASTERS’ SELECT FUNDS: PERFORMANCE VERSUS BENCHMARKS OVER INTERMEDIATE-TERM (THREE YEARS) AND LONG-TERM (FIVE-YEARS) PERIODS*
	Three-Year	Five-Year
Percentage of Times Masters’ Select Outperformed	57%	77%
Total Number of Rolling Return Periods**	209	130

*
Masters’ Select Equity is benchmarked against the Russell 3000 Index. Masters’ Select International is benchmarked against the MSCI All-Countries World Free (ex-US) Index. Masters’ Select Value is benchmarked against the Russell 3000 Value Index. Masters’ Select Smaller Companies is benchmarked against the Russell 2000 Index.

**
The first rolling three-year period is reached 36 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 36-month period. The first rolling five-year period is reached 60 months after each fund’s inception (based on month-end dates). The starting and ending periods then “roll” forward one month at a time to comprise a new 60-month period.

We believe the strong outperformance across five-year time periods in particular suggests that Masters’ Select has performed well for reasons that are unlikely to be due to mere chance.

3rd Metric: Performance of the Underlying Sub-advisors

A third measure for assessing performance is the performance of the underlying sub-advisors. If a fund’s success was the result of spectacular performance by one or two sub-advisors, one could perhaps make the argument that there was luck involved and thereby question the likelihood that the outperformance may be repeated. In our opinion, the more managers who outperform their benchmarks over the long run, the more likely it is that the group is truly skilled and that the Masters’ Select structure enhances the ability of managers to succeed. With respect to this test, the evidence seems compelling. Of the 21 sub-advisors who have run a Masters’ Select portfolio for at least three years (including those no longer part of Masters’ Select) 15 outperformed his or her benchmark after taking into account all fees for their full tenure with the funds. (There is more detail on this metric in the sections on each individual fund.) This includes four managers who are no longer part of Masters’ and four others who are included twice because they are part of two Masters’ Select Funds. The odds of this outperformance happening by chance would seem to be quite low.

We continue to believe that together, the above metrics offer strong evidence that the Masters’ Select concept is being well executed.

Performance quoted represents past performance and does not guarantee future results. Please refer to pages 7, 18, 28, 38, and 47 to view the performance of the funds and their respective benchmarks

See page 78 for index definitions

Indices are unmanaged and do not incur fees, expenses or taxes.

6  | The Masters’ Select Funds Trust

Masters’ Select Equity Fund Review

2006 was a strong year for the stock market with almost all of the year’s return delivered in the second half of the year. Both inflation and recession fears, which are usually mutually exclusive, were a source of concern as investors feared rising rates would lead to economic weakness. But during the second half of the year, those fears subsided somewhat, as corporate earnings continued to show surprising strength, abundant global liquidity continued to look for a home, and the Fed stopped raising interest rates. The result was a robust stock market. The fund’s primary benchmark, the Russell 3000 Index, returned 15.71% for the full year. With a return of 9.34%, Masters’ Select Equity trailed its benchmark by a wide margin with all the underperformance coming in the first seven months of the year. The fund has experienced a relative performance rebound since July, returning 14.76% versus 12.20% for the benchmark.

It was also a milestone year as Masters’ Select Equity reached its 10th anniversary as of the last day of the year. Despite underperforming in this past year, over the full ten years the fund outperformed the best-performing of its benchmarks by 1.48% in average annual return. This is a material margin of outperformance over this long of a time period.

Comparison Chart

The value of a hypothetical $10,000 investment in Masters’ Select Equity Fund from its inception (12/31/96) to present as compared with the Russell 3000 Index, the Custom Equity Index and the Lipper Multi-Cap Core Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indexes are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of December 31, 2006

	Average Annual Total Returns
	One-Year	Three-Year	Five-Year	Ten-Year (Inception)
Masters’ Select Equity Fund	9.34%	9.23%	6.82%	10.12%
Custom Equity Index	17.46%	12.10%	8.22%	8.78%
Russell 3000 Index	15.71%	11.19%	7.17%	8.64%
Lipper Multi-Cap Core Index	14.16%	11.56%	7.36%	8.34%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid-sized and larger-sized companies it can also invest in smaller companies. Smaller companies involve more risk such as limited liquidity and greater volatility.

See page 78 for index definitions

Long-Term Performance Analysis

For the second consecutive year Masters’ Select Equity trailed its Russell 3000 benchmark in the first half of the year and was unable to make up the difference over the rest of the year, despite a strong finish. The fund had out-returned the Russell 3000 for six consecutive years prior to 2005. Despite this recent underperformance and its underperformance in is first two years (1997 and 1998) the fund out-returned each of its benchmarks over its ten-year life by a meaningful margin.

As we’ve stated repeatedly over the years, the goal of the Masters’ Select Funds is to outperform its benchmarks and peer group over the long run. Above-average shorter-term performance, while desirable, is not a primary objective. In pursuing long-term returns the Masters’ Select managers are not concerned about their short-term performance relative to any benchmarks. The lack of benchmark sensitivity has resulted in a Masters’ Select Equity portfolio that has typically looked very different than its benchmarks resulting in significantly positive and negative relative performance at times. We believe this willingness to look different and withstand periods of temporary underperformance makes it possible for the fund to deliver material outperformance over the long run.

Though occasional periods of lagging performance can be frustrating, investors who have stuck with the fund over the ten-year life of the fund have been rewarded. Evidence of the fund’s long-term success and other interesting performance observations are outlined below (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs).

•
The fund has outperformed the Russell 3000, the best-performing of its benchmarks, by 1.48 percentage points (148 basis points) since its inception, as measured by average annual total return. In dollar terms, $10,000 invested in the fund ten years ago would be worth $26,232 vs. $22,908 for the index. Thus, the fund has generated $16,232 of return vs. $12,908 for the index, or 26% excess total return.

•
Over its full life the fund has outperformed the S&P 500 by an average annualized margin of 1.69% (169 basis points). We don’t view this index as a primary benchmark because it is more large-cap oriented than Masters’ Select Equity. However, it is the most widely followed U.S. equity benchmark. The S&P 500 Index’s performance over the past one and five years, and since the fund’s inception date (12/31/96) has been 15.79%, 6.19% and 8.43%, respectively.

Fund Summary   |  7

•
The fund outperformed each of its benchmarks in a variety of environments including strong growth years (1999) and several strong value years (2000, 2001 and 2004). We feel this is a testament to the diversified style exposure in the fund, the flexibility of the managers to pursue the most compelling opportunities without artificial style-box constraints, and of course, the skill of the managers.

•
The fund has outperformed, on a total-return basis, all of its benchmarks in down years for the stock market (2000, 2001 and 2002). Its performance has varied in the up years. It outperformed in the very strong return year of 1999. In the very strong return years of 1997 and 2003 it outperformed two of its three benchmarks. However, in 1998 and 2006, also strong years for stocks, the fund underperformed. In the more moderate return year of 2004 it outperformed two of three benchmarks but in 2005 it trailed its benchmarks.

•
We believe consistency over five-year time periods is also an important metric. There have been 61 rolling five-year time periods during the fund’s life (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month). Masters’ Select Equity has out-returned its Russell 3000 benchmark in 58 of these periods as measured by average annual total return. This amounts to outperformance in 95% of the defined five-year periods. We believe this consistency is noteworthy.

•
As noted in the table, the fund’s worst return experiences over one, three and five years have been significantly better than its Russell 3000 benchmark and the fund has experienced fewer negative return periods.

MASTERS' SELECT EQUITY

Performance	MSEFX	Russell 3000	Number of Periods
Best Rolling 12-Mo. Period [1]	47.7%	47.7%	109
Worst Rolling 12-Mo. Period	-22.8%	-27.9%	109
Best Rolling 36-Mo. Period	104.0%	105.0%	85
Worst Rolling 36-Mo. Period	-28.3%	-40.4%	85
Best Rolling 60-Mo. Period	89.6%	62.2%	61
Worst Rolling 60-Mo. Period	0.1%	-17.3%	61
Percentage of Negative 12-Mo. Rolling Periods	22.9%	27.5%	109
Percentage of Negative 36-Mo. Rolling Periods	20.0%	34.1%	85
Percentage of Negative 60-Mo. Rolling Periods	0.0%	45.9%	61
Percent Beat Benchmark 12-Mo.	64.2%	n/a	109
Percent Beat Benchmark 36-Mo.	75.3%	n/a	85
Percent Beat Benchmark 60-Mo.	95.1%	n/a	61

[1]
The best performing 12 and 36 month rolling periods for the Fund commenced in May 1997; the best rolling 60 month period commenced in April 1997. The worst 12, 36 and 60 month rolling periods for the Fund commenced in April 2002, April 2000 and April 1999, respectively.

•
Though the fund’s performance over the last two years has hurt its Lipper peer group ranking, the fund remains ranked in the top third compared to its Lipper Category for the ten years since its inception. The Lipper Multi-Cap Core category includes a somewhat odd mishmash of funds but we believe it is the most appropriate fund benchmark because of its market-cap diversity and style neutrality. (Note: lower percentile scores reflect a higher ranking.)

MASTERS’ SELECT EQUITY FUND LIPPER MULTI-CAP CORE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31, 2006
	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
% Rank in Category	34.0%	64.2%	40.3%	25.2%	19.9%	32.8%	27.1%	23.8%	74.5%	85.9%
Funds in Category	156	187	253	310	457	470	597	722	828	910

	Trailing Periods
	One Year	Three Years	Five Years	Ten Years
% Rank in Category	85.9%	67.9%	48.0%	33.3%
Funds in Category	910	647	469	198

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. As of December 31, 2006, Lipper has recategorized Masters’ Select Equity Fund as a Multi-Cap Growth Fund. For consistency of presentation, we have included the Fund’s ranking within the Multi-Cap Core category, which we believe more accurately reflects the Funds investment objectives and peer group.

8  |  The Masters’ Select Funds Trust

•
The fund is highly ranked in its Morningstar Large Blend peer group over the trailing five and ten years as outlined in the table. (Note: lower percentile scores reflect higher rankings.) It also delivered six consecutive years of top quartile returns through 2004.

	Annual Ranking
	1997	1998	1999	2000	2001	2002	2003	2004	2005	2006
% Rank in Category	49%	78%	19%	15%	5%	23%	10%	12%	57%	95%
Funds in Category	476	623	768	917	1,072	1,243	1,386	1,216	1,851	1,989

	Trailing Periods
	One-Year	Three-Year	Five-Year	Ten-Year
% Rank in Category	95%	67%	28%	11%
Funds in Category	1,989	1,574	1,238	518

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
Four of the fund’s five long-tenured managers have outperformed their benchmarks during their time with the fund (this does not include the TCW team which has been part of the fund for just three years). In addition, Sig Segalas, who was replaced in October 2003, also outperformed his benchmark during his almost seven-year tenure. Two other managers, who had been replaced in earlier years did not outperform their benchmarks (one replaced the other and was then replaced by Bill Miller—neither was part of the fund for three years). The following table shows the outperformance of each long-tenured manager (without identifying the managers), relative to his benchmark:

CURRENT MASTERS’ SELECT MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Tenure Through December 31, 2006*
Masters’ Select Equity	Annualized Performance Margin (Net of Allocated Expenses)
Manager 1	11.71%
Manager 2	6.27%
Manager 3	3.47%
Manager 4	2.86%
Manager 5	-1.17%

*
This table does not include the two managers that preceded Bill Miller prior to March 2000. Both of those managers underperformed their benchmarks. It also does not include Sig Segalas who for his almost seven-year tenure outperformed his benchmark. Listed alphabetically are the managers and their respective benchmarks.

Manager	Tenure	Benchmark
Bill D’Alonzo	12/31/96	Russell 2500 Growth
Chris Davis	12/31/96	S&P 500
Mason Hawkins	12/31/96	Russell 3000 Value
Bill Miller	03/24/00	S&P 500
Dick Weiss	12/31/96	Russell 2000

•
Masters’ Select Equity’s after-tax returns since inception have also been strong. The fund’s returns after taxes on distributions have slightly outperformed the pre-tax returns of each of its benchmarks. The fund’s average annual return over its life, assuming all shares were liquidated on December 31, 2006, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 8.18%. If we assume the Russell 3000 Index compounded without any taxes paid over the same ten-year period, then was liquidated on December 31, 2006 and paid taxes on accumulated gains at the current capital gains rate of 15%, its theoretical after-tax return would be lower, at 7.68%. (This hypothetical tax calculation on the index is also more favorable because it assumes no taxes on returns from dividends until the liquidation date.) Masters’ Select Equity Fund’s average annual total return after taxes on distributions for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2006 are 8.28%, 6.46% and 8.66%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/31/96) periods ended December 31, 2006 are 7.25%, 5.87% and 8.18%, respectively.

Fund Summary   |  9

We continue to have a very high degree of confidence in the fund’s six stock pickers and we believe that taken together, the above evidence is supportive of the confidence we have in the Masters’ Select approach and the fund’s potential to continue to meet its long-term performance objectives. However, it is important for shareholders to have realistic expectations. Despite our confidence, we expect that there will again be occasional years in which performance will be disappointing and that the timing of periods of outperformance and underperformance will be unpredictable. Moreover, the stock market will likely remain volatile with occasional losing years.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2006. The highlights follow.

Performance of managers: In 2006, two of the six Masters’ Select stock pickers outperformed their respective benchmarks. The remaining four managers all significantly trailed their benchmarks for the year. The dispersion of the individual manager returns was extremely wide, ranging from a loss of 7.4% to a gain of 30.8%.

It is typical for some, but not all, of the fund’s stock pickers to beat their benchmarks in any specific shorter-term period. But over the long run our objective is for each sub-advisor to beat their benchmarks. As mentioned above, to date, four of the current Masters’ Select Equity sub-advisors have achieved that goal by a substantial margin since inception after taking into account all allocated expenses. We believe the two underperformers have the potential to ultimately outperform as well.

Sector and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s relative performance. However, based on our attribution analysis, the fund’s sector exposures relative to the Russell 3000 Index had very little net impact on relative performance for 2006. It was the managers’ stock selection that led to the underperformance for the year. The aggregate performance of our managers’ stockholdings in the financials, energy, information technology, consumer discretionary and health care sectors did not keep pace with the benchmark returns for each of those sectors. In contrast, stock picking added value in the materials and telecom services sectors. Read on for more specific insights.

Leaders and laggards: During the year, all four of the fund’s large-cap managers owned at least one stock that was among the fund’s ten largest dollar gainers. Mason Hawkins owned six of the top ten winners. All of the large-cap managers and one of the small-cap managers also held at least one stock that was among the fund’s ten largest dollar losers for the year. DirecTV was the biggest dollar contributor to performance, gaining 77% on the year. Other top contributors were Level 3 (up 95%), Comcast (up 50%), JPMorgan/Chase (up 25%) and General Motors (up 63%). It is worth noting that both General Motors and Comcast were two of the fund’s worst performers in 2005. Among the biggest laggards in 2006 were Amazon.com, Progressive Corp. and EOG Resources. All three of those stocks were top contributors to performance in 2005. The stock pickers who own these stocks continue to believe their long-term business value is substantially higher than their current stock price.

See the table on page 12 for a list of the leaders and laggards over the past six and 12 months. The table includes dollar gains and losses as well as percentage gains and losses. It is important to understand that the fact that a stock has lost money for Masters’ Select Equity for the 12-month period ended December 31, 2006 tells us nothing about how successful the holding has been during the entire period it was held, or how successful it may become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. So in that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings. All of the fund’s ten largest winners and seven of the largest losers for the year were still held in the portfolio at year-end.

Portfolio mix: There were some notable changes to the fund’s sector exposures during the year. The allocation to the consumer discretionary sector declined from 29.8% at the end of 2005 to 22.8% at year-end 2006. The portfolio’s exposure to technology and telecom stocks increased by 3.8% and 3.3%, respectively, from the prior year-end. Technology now accounts for 16.4% of the portfolio, and is the third-largest sector exposure behind financials and consumer discretionary. Relative to the Russell 3000 benchmark, at year-end the fund was significantly overweighted to the consumer discretionary sector and heavily underweighted to health care, consumer staples and utilities.

The fund’s exposure to large-cap stocks (with greater than $12.3 billion market cap) rose during the latter part of the year and ended at 61.0%, an all-time high. The weighting in mid-cap and small-cap names declined to 23.5% and 7.3%, respectively. The small-cap weighting is the fund’s lowest year-end weighting since the fund’s inception. Foreign stocks accounted for 5.8% of the portfolio at year-end, down slightly from the previous year. The portfolio ended the year with a 1.4% cash position.

Please see page 13 for a breakout of the fund’s sector and market-cap exposures.

Miscellaneous

Market-cap flexibility: After eight consecutive years of small-cap outperformance and our belief that small-cap stocks are now less attractive than large-cap stocks we have given Dick Weiss and Bill D’Alonzo, our two dedicated smaller-cap managers, more flexibility to pursue companies of any size. Both managers run accounts for other clients and funds that include larger-cap stocks, so they have expertise in all market-caps. By removing their smaller-cap mandate they are now free to pursue their best stock-picking ideas regardless of company size. After discussing this with them we believe this will gradually result in more mid- and large-cap exposure in the fund, at least in the foreseeable future, but that they will also continue to hold a number of smaller-cap stocks. When the attractiveness of smaller-caps becomes compelling again, it is likely that their small-cap exposure will increase.

10 | The Masters’ Select Funds Trust

Taxes: Masters’ Select Equity distributed $0.98 in capital gains in December. Approximately 76% of the gains were long-term. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive, and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable shareholders.

Expenses: For the year the expense ratio was 1.18% down from 1.19% in 2005.

Accolades:  During 2006 Masters’ Select Equity maintained its “A” stewardship grade from Morningstar. It also is a Morningstar Fund Analyst Pick in the Large Blend category. In Morningstar’s December update they were complimentary to the fund in their report titled: “Investors Should Disregard Masters’ Select Equity’s Recent Struggles.”2

Kiplinger.com had similar comments in their August article “A Bad Year for a Great Fund.”

In Closing

The first ten years for Masters’ Select Equity had its share of ups and downs but in the end the fund achieved our original performance objectives of outperforming its benchmarks. We will be aiming to do as well over the next ten years—and while there can be no guarantees, this is a goal that we believe is quite achievable. As we look forward, the price/earnings ratio for the overall stock market is very close to where it was when we launched the fund ten years ago (though bond yields are lower—a positive factor).

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 14 for specific stock commentaries written by the Masters’ Select Equity managers.

[2]
Morningstar, Inc. is an independent mutual fund research and rating service. The Morningstar Stewardship Grade is based on the evaluation of five areas critical for mutual fund governance and operations. The five areas are: 1) Regulatory Issues- they examine the firm’s record in the past three years, 2) Board Quality- examines the quality of the fund’s board of directors, 3) Manager Incentives- examines the fund managers’ pay as well as the level of their investment in fund shares, 4) Fees- examines the amount that a management company charges fund shareholders and 5) Corporate Culture- evidence that a firm has a deep-rooted understanding of its role as a fiduciary. Each area will receive one of the following ratings Excellent, Good, Fair, Poor or Very Poor. Funds are assigned a letter grade from A (best) to F (worst) based on the cumulative total of points they received from each category. The Masters’ Select Equity Fund received an Overall Grade of “A” for 2006.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions. Performance quoted represents past performance and does not guarantee future results.

Fund Summary   |  11

Masters’ Select Equity Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2006

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Fairfax Financial Holdings Ltd.	6,259,935	108.9%
RTI International Metals, Inc.	3,148,766	67.4%
DIRECTV Group, Inc. (The)	8,428,184	51.2%
Parametric Technologies Corp.	1,975,320	41.8%
IAC/InterActiveCorp	5,038,692	40.0%
Mittal Steel Co. NV - Class A	2,681,435	39.1%
Salesforce.com, Inc.	3,828,264	37.4%
Hasbro, Inc.	1,029,295	34.1%
Tempur-Pedic International, Inc.	1,566,109	27.0%
Level 3 Communications, Inc.	3,828,000	26.1%
	37,784,000

Merge Technologies, Inc.	(1,347,859)	(38.6%)
Astec Industries, Inc.	(1,913,701)	(37.4%)
Foxhollow Technologies, Inc.	(1,253,549)	(23.4%)
Emmis Communications Corp.	(1,335,256)	(21.2%)
Mastec, Inc.	(810,396)	(19.0%)
Alpha Natural Resources, Inc.	(855,092)	(14.5%)
Eagle Materials, Inc.	(565,934)	(14.4%)
Kirby Corp.	(1,074,000)	(13.6%)
ResMed, Inc.	(818,556)	(13.3%)
ImClone Systems, Inc.	(622,451)	(13.3%)
	(10,596,793)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
DIRECTV Group, Inc. (The)	8,428,184	51.2%
Fairfax Financial Holdings Ltd.	6,259,935	108.9%
IAC/InterActiveCorp	5,038,692	40.0%
JPMorgan Chase & Co.	4,807,436	16.4%
Tyco International Ltd.	4,118,284	10.8%
Salesforce.com, Inc.	3,828,264	37.4%
Level 3 Communications, Inc.	3,828,000	26.1%
Comcast Corp.	3,802,898	22.0%
Google, Inc.	3,754,976	12.6%
American International Group, Inc.	3,554,073	21.5%
	47,420,742

EOG Resources, Inc.	(2,873,221)	(9.4%)
Astec Industries, Inc.	(1,913,701)	(37.4%)
Capital One Financial Corp.	(1,709,727)	(10.0%)
Merge Technologies, Inc.	(1,347,859)	(38.6%)
Emmis Communications Corp.	(1,335,256)	(21.2%)
Foxhollow Technologies, Inc.	(1,253,549)	(23.4%)
Yahoo!, Inc.	(1,349,176)	(10.2%)
FedEx Corp.	(1,192,880)	(6.9%)
MGIC Investment Corp.	(1,079,914)	(8.3%)
Kirby Corp.	(1,074,000)	(13.6%)
	(15,129,283)

For the Year Ended December 31, 2006

By Percentage Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Level 3 Communications, Inc.	9,009,000	95.1%
Level 3 Communications, Inc. - Bond	3,993,680	81.1%
DIRECTV Group, Inc. (The)	10,804,852	76.6%
RTI International Metals, Inc.	3,148,766	67.4%
General Motors Corp.	5,424,300	63.3%
Mittal Steel Co. NV - Class A	3,486,903	57.0%
United States Steel Corp.	3,238,623	53.9%
Comcast Corp.	7,003,904	49.7%
Tempur-Pedic International, Inc.	2,435,180	49.5%
Gemstar-TV Guide International, Inc.	2,239,153	45.9%
	50,784,360

Merge Technologies, Inc.	(2,624,658)	(55.0%)
Astec Industries, Inc.	(2,558,836)	(44.4%)
Ryland Group, Inc.	(5,529,857)	(36.5%)
eBay, Inc.	(6,160,971)	(32.9%)
Emmis Communications Corp.	(2,567,915)	(31.9%)
Expedia, Inc.	(4,289,432)	(30.1%)
Conn’s, Inc.	(2,034,933)	(25.9%)
Alpha Natural Resources, Inc.	(1,543,458)	(23.5%)
Foxhollow Technologies, Inc.	(1,253,549)	(23.4%)
Mastec, Inc.	(811,858)	(19.0%)
	(29,375,466)

By Dollar Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
DIRECTV Group, Inc. (The)	10,804,852	76.6%
Level 3 Communications, Inc.	9,009,000	95.1%
Comcast Corp.	7,003,904	49.7%
JPMorgan Chase & Co.	6,890,270	24.9%
General Motors Corp.	5,424,300	63.3%
Disney (Walt) Co.	5,035,212	41.3%
Google, Inc.	4,314,215	14.7%
Network Appliance, Inc.	4,313,347	44.1%
IAC/InterActiveCorp	4,139,172	30.7%
Level 3 Communications, Inc. - Bond	3,993,680	81.1%
	60,927,953

Amazon.Com, Inc.	(7,672,393)	(16.6%)
eBay, Inc.	(6,160,971)	(32.9%)
Ryland Group, Inc.	(5,529,857)	(36.5%)
Yahoo!, Inc.	(5,010,014)	(18.7%)
EOG Resources, Inc.	(4,602,421)	(14.3%)
Expedia, Inc.	(4,289,432)	(30.1%)
Progressive Corp.	(3,576,877)	(17.0%)
Dell, Inc.	(3,430,000)	(16.3%)
Merge Technologies, Inc.	(2,624,658)	(55.0%)
Emmis Communications Corp.	(2,567,915)	(31.9%)
	(45,464,539)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

12 | The Masters’ Select Funds Trust

Masters’ Select Equity Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Craig Blum/Stephen Burlingame	TCW Investment Management Company	20%	Mostly mid- and large-sized companies	Growth

Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	20%	Mostly large companies	Growth at a reasonable price

Bill D’Alonzo and team	Friess Associates, LLC	10%	Small and mid-sized companies	Growth

Mason Hawkins	Southeastern Asset Management, Inc.	20%	All sizes and global, may have up to 50% foreign stocks	Value

Bill Miller	Legg Mason Capital Management, Inc.	20%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest in traditional value stocks or growth stocks

Dick Weiss	Wells Capital Management, Inc.	10%	Small and mid-sized companies	Growth at a reasonable price

Portfolio Composition*

As reflected in this chart, your fund is well diversified in terms of market capitalization. The fund holds 77 securities, excluding of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Weights
	Fund	Russell 3000 Index
Consumer Discretionary	22.8%	11.8%
Consumer Staples	1.8%	8.2%
Energy	7.6%	8.7%
Finance	25.0%	22.5%
Health Care & Pharmaceuticals	4.6%	12.1%
Industrials	8.4%	10.9%
Materials	6.5%	3.4%
Technology	16.4%	15.3%
Telecommunications	4.4%	3.3%
Utilities	0.0%	3.8%
Notes & Bonds	1.0%	0.0%
Cash Equivalents & Other	1.4%	0.0%
	100.0%	100.0%

Fund Summary   |  13

Masters’ Select Equity Fund Stock Highlights

Countrywide Financial Corp. - Craig Blum and Steve Burlingame

Countrywide is the dominant player in the mortgage industry with the potential to double its market share over the next five years. Competitive advantages enabling this market share capture include scale, skill, technology and an intensely focused and aggressive culture.

Earnings quality and visibility is increasing over time as Countrywide’s diversified businesses, particularly its Bank, provide an increasing percentage of the company’s earnings. Not only are Countrywide’s diversified businesses reducing the company’s earnings volatility but they allow Countrywide to capture an increasing share of the economics in the mortgage value chain.

Although industry origination margins and volumes have been in decline since the mortgage market peak in 2003, Countrywide’s earnings have held up better than in any previous mortgage cycle due to the company’s more diversified earnings streams. In fact, Countrywide will likely earn more in both 2006 and 2007 than it did at the peak of the refinancing boom in 2003, despite a 30-40% decline in industry volumes and decline in Countrywide’s mortgage production margins of more than two-thirds. For the first nine months of 2006, earnings from Countrywide’s diversified businesses represented 52% of total earnings and more than compensated for the decline in earnings from mortgage production activities.

Near-term, Countrywide’s diversified earnings stream, $2.5 billion stock buyback and $500 million cost cutting initiative should help Countrywide continue to manage against a very difficult mortgage and housing industry backdrop. Countrywide also has the most seasoned and experienced management team in the mortgage industry led by the company’s founder and CEO, Angelo Mozilo, who recently extended his contract as CEO until 2009. The current mortgage market difficulties should benefit Countrywide longer-term, however, as they catalyze industry consolidation and industry capacity reductions. And, longer-term Countrywide is extremely well positioned to take advantage of an improved rate and mortgage environment. We believe the current valuation does not fully reflect the improved earnings profile of the company nor does it reflect the earnings potential of this market leader should the mortgage market fundamentals improve over the next several years.

Tyco International Ltd. - Christopher Davis and
Kenneth Feinberg

Tyco is a Bermuda domiciled conglomerate that generated just over $40 billion in revenues and $4.1 billion in net income from continuing operations in its most recent fiscal year ending September 2006. Tyco is infamous to many as the company that was mismanaged and looted by a former CEO and CFO who are both now serving time in prison for their misdeeds.

Our firm has owned Tyco since 1998 and we have experienced both the good times as well as the bad times. However, there are several reasons why we believe the company represents a compelling investment opportunity today. New management led by CEO Ed Breen, who took over in summer 2002, has done an excellent job of working diligently to create value for shareholders and has greatly improved corporate governance at Tyco. However, almost all of Tyco’s four different segments have had occasional operational problems over the past two years that have disappointed many investors. To allow these different divisions to execute better and become even more entrepreneurial, CEO Breen and the board decided to break Tyco up into three separate publicly traded companies. The breakup is currently scheduled to occur by late April pending final approval from the SEC.

We expect that this pending breakup is an important catalyst for better operational and shareholder returns going forward. Over the years several studies have concluded that companies that break themselves up to operate independently tend to significantly outperform the S&P 500. There are several reasons for this outperformance in our opinion. The most important reason is that entrepreneurial forces in senior management get unleashed. There are now multiple CEOs who wake up each day with the single minded focus of trying to make their company perform better thereby resulting in increasing earnings and cash flows. These improved results lead to a rising stock price which increases the value of all management’s newly granted options and restricted stock.

As Charlie Munger has advised, incentives can be a very powerful force. These “newly created” CEOs can no longer hide as part of a huge conglomerate. They must perform or suffer the consequences. Accountability and responsibility, pride and visibility help energize the entire company.  Finally, this is management’s big chance to become truly rich so hard work and pure drive gets magnified as well.

Also some positive surprises often occur post break-up. One or more units may engage in value-creating transactions - perhaps merging with another company in its industry, restructuring by shedding lower margin or underperforming businesses or undergoing a significant share repurchase program. Many of these opportunities might not have been able to have been accomplished as part of a conglomerate.

Tyco, today as one company, trades at a discount to its conglomerate peers. In 2006 Tyco earned approximately $2 per share but free cash flow was even greater at approximately $2.15 per share. At the current $32 stock price Tyco trades at just under 15x 2006 free cash flow which we believe is cheap. But more importantly the three soon to be free-standing companies trade at an even steeper 25% discount to its publicly traded peers. So if the companies execute well over time we think investors have a good chance for an upwards revaluation of the multiple as well.

All three companies - “new” Tyco, Tyco electronics and Tyco healthcare - have opportunities to increase their margins and grow their existing businesses both organically and via acquisition. All three units have excellent scale and are among the market leaders in their industries. Finally, all three companies will be generating significant free cash flow that can be used to create additional value for shareholders.

So we are optimistic that Tyco will be just one more example of a company that successfully creates considerable shareholder value by splitting itself up into smaller parts where managements can become more entrepreneurial and are better incentivised to drive shareholder value creation.

14  | The Masters’ Select Funds Trust

Nuance Communications, Inc. - Bill D’Alonzo

U.S. health care companies spend $10 billion a year to manually convert dictations into electronic transcripts, but Nuance Communications is determined to see that number fall. The company’s voice-recognition technology can instantly transform dictations into digital text, increasing productivity and reducing costs by an estimated 70 percent.

With $394 million in annual sales, NASDAQ-listed Nuance Communications is the market-leading provider of voice-recognition solutions. More than half of the companies in the Fortune-100 use its various technologies that enable voice-activated services over a telephone, turn speech into written words and permit the control of electronic devices. Nuance commands market shares of about 90 percent in desktop dictation, 80 percent in call centers and 60 percent in health care dictation.

September-quarter earnings grew 133 percent, topping Wall Street estimates. Quarterly revenues jumped 115 percent. Results were driven by strong adoption of the company’s new Dragon 9 software product, increasing demand from automobile and cell-phone manufacturers, and momentum related to its acquisition of Dictaphone, a leading provider of speech recognition solutions to the health care industry.

The Friess team spoke with Chief Executive Paul Ricci regarding Nuance’s competitive advantage. Based on complex mathematical formulas, which require extensive amounts of linguistic and image data, acoustic models and recognition techniques, Nuance’s technology is considered the industry’s most accurate, with rates as high as 98 percent. To date, Nuance has filed 500 speech-related patents produced by 475 speech engineers and scientists.

The roughly $1.2 billion businesses spent on speech recognition in 2005 is expected to grow to $2.7 billion by 2009. With penetration rates of only 5 to 10 percent in each of its end markets, we believe that significant growth opportunities lie ahead. Following the 73 percent growth it posted in the fiscal year ended September 2006, Wall Street predicts Nuance will grow earnings 24 percent in fiscal 2007.

Yahoo!, Inc. - Bill Miller

Yahoo!, Inc. is held in both the Equity Fund and the Value Fund. Please refer to the discussion appearing on page 35.

HCC Insurance Holdings, Inc. - Dick Weiss

HCC Insurance Holdings, Inc. provides property and casualty, surety, and group life, accident and health insurance products. HCC concentrates its activities in selected, narrowly defined, specialty lines of business such as professional indemnity, medical stop-loss, and aviation. HCC also owns a number of underwriting agencies and insurance brokers that enable the company to generate fee income without taking underwriting risk.

HCC’s niche strategy enables the company to develop underwriting expertise in lines of insurance that are often too small for larger companies to pursue. The range of insurance offered combined with a mix of risk-bearing insurance business and fee-based businesses give the company a great deal of operating flexibility. As a result, the company can pursue profitable lines of business when the pricing is strong for certain types of insurance and shift emphasis to fee based business when the insurance pricing cycle becomes less attractive.

This unique positioning within the industry and good execution has resulted in consistently better profitability than that of the average property and casualty insurance company. HCC tends to have a combined ratio around 90% compared to the overall U.S. insurance industry average which is closer to 103%. Because many insurance companies have a “combined ratio” at or above 100%, they rely solely on their investment income to be profitable. In contrast, HCC’s strategy is to focus on lines of business in which they can be consistently profitable on underwriting.

During the fourth quarter of 2006, HCC’s stock declined from 35 to 29 after the company announced that it was investigating its historic option-granting process and that its CEO would retire from active management. Since that announcement, the company has completed a restatement of its historic financial statements and brought back a long time executive, Frank Bramanti to run the company. The stock has begun to recover and remains attractive.

Insurance stock investors tend to prefer valuing insurance company stocks using a price-to-book ratio. Over the last five years, the P/B multiple on HCC has ranged from a low of 1.5x to a high of 2.5x, with an average of 1.9x. We were able to buy the stock at a discounted price/book multiple of 1.6x. HCC has grown its book value per share about 14 - 15% per year on a consistent basis for the last 10 years. Given its continued attractive growth rate in book value, we believe that the prospect of the stock returning to its normal price/book multiple makes the risk/reward highly rewarding.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary   |  15

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
COMMON STOCKS: 97.5%
Consumer Discretionary: 22.8%
755,500	Amazon.Com, Inc.*	$29,812,030
60,000	Comcast Corp. - Class A*	2,539,800
250,000	Comcast Corp. - Special Class A*	10,470,000
223,000	Conn’s, Inc.*	5,189,210
998,600	DIRECTV Group, Inc. (The)*	24,905,084
498,000	Disney (Walt) Co.	17,066,460
600,000	Eastman Kodak Co.	15,480,000
410,000	Emmis Communications Corp. - Class A*	3,378,400
1,420,000	Gemstar-TV Guide International, Inc.*	5,694,200
441,000	General Motors Corp.	13,547,520
340,000	Home Depot, Inc. (The)	13,654,400
405,000	IAC/InterActiveCorp*	15,049,800
68,000	Liberty Media Holding Corp. - Capital*	6,662,640
449,250	Liberty Media Holding Corp. - Interactive*	9,690,322
176,100	News Corp.	3,782,628
453,400	Pulte Homes, Inc.	15,016,608
193,000	Ruby Tuesday, Inc.	5,295,920
		197,235,022
Consumer Staples: 1.8%
102,200	Altria Group, Inc.	8,770,804
131,400	Costco Wholesale Corp.	6,947,118
		15,717,922
Energy: 7.6%
259,900	ConocoPhillips	18,699,805
428,400	EOG Resources, Inc.	26,753,580
88,000	FMC Technologies, Inc.*	5,423,440
70,000	GlobalSantaFe Corp.	4,114,600
173,480	Schlumberger Ltd.	10,956,997
		65,948,422
Finance: 25.0%
275,700	American Express Co.	16,726,719
262,300	American International Group, Inc.	18,796,418
485,000	AON Corp.	17,139,900
150	Berkshire Hathaway, Inc. - Class A*	16,498,500
190,000	Capital One Financial Corp.	14,595,800
218,500	Commerce Bancorp, Inc.	7,706,495
245,000	Conseco, Inc.*	4,895,100
534,100	Countrywide Financial Corp.	22,672,545
60,500	Fairfax Financial Holdings Ltd.	12,009,250
71,500	GFI Group, Inc.*	4,451,590
155,000	HCC Insurance Holdings, Inc.	4,973,950
507,590	HSBC Holdings Plc	9,255,915
647,400	JPMorgan Chase & Co.	31,269,420
650,500	Progressive Corp.	15,755,110
198,100	SLM Corp.	9,661,337
146,000	Transatlantic Holdings, Inc.	9,066,600
		215,474,649

Healthcare, Pharmaceuticals & Biotechnology: 4.6%
75,000	Covance, Inc.*	4,418,250
190,000	Foxhollow Technologies, Inc.*	4,100,200
95,500	Genentech, Inc.*	7,747,915
58,400	Genzyme Corp.*	3,596,272
105,000	ICU Medical, Inc.*	4,271,400
243,000	Neurometrix, Inc.*	3,623,130
175,000	PRA International*	4,422,250
77,000	SurModics, Inc.*	2,396,240
107,400	Varian Medical Systems, Inc.*	5,109,018
		39,684,675
Industrials: 8.4%
192,800	AAR Corp.*	5,627,832
148,000	FedEx Corp.	16,075,760
283,600	HUB Group, Inc.*	7,813,180
200,000	Kirby Corp.*	6,826,000
1,203,100	Tyco International Ltd.	36,574,240
		72,917,012
Materials: 6.5%
578,548	Cemex S.A. de C.V. -- ADR*	19,601,206
75,000	Minerals Technologies, Inc.	4,409,250
215,000	Mittal Steel Co. NV - Class A	9,068,700
229,900	Sealed Air Corp.	14,925,108
115,000	United States Steel Corp.	8,411,100
		56,415,364
Technology: 16.4%
146,900	aQuantive, Inc.*	3,622,554
450,000	Arris Group, Inc.*	5,629,500
100,000	CheckFree Corp.*	4,016,000
700,000	Dell, Inc.*	17,563,000
300,400	eBay, Inc.*	9,033,028
63,000	Google, Inc. - Class A*	29,010,240
193,000	Insight Enterprises, Inc.*	3,641,910
286,300	Network Appliance, Inc.*	11,245,864
550,000	Nuance Communications, Inc.*	6,303,000
372,000	Parametric Technology Corp.*	6,703,440
184,000	Progress Software Corp.*	5,139,120
371,700	QUALCOMM, Inc.	14,046,543
386,100	Salesforce.com, Inc.*	14,073,345
110,000	Transaction Systems Architects, Inc.*	3,582,700
300,000	Yahoo!, Inc.*	7,662,000
		141,272,244

16  | The Masters’ Select Funds Trust

Masters’ Select Equity Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
Telecommunications: 4.4%
3,300,000	Level 3 Communications, Inc.*	$18,480,000
1,029,000	Sprint Nextel Corp.	19,437,810
		37,917,810

TOTAL COMMON STOCKS
(cost $649,095,789)		842,583,120

NOTES & BONDS: 1.0%

Telecommunications: 1.0%
4,650,000	Level 3 Communications, Inc, 10.000%, 05/01/11	8,451,375

TOTAL NOTES & BONDS
(cost $4,650,000)		8,451,375

SHORT-TERM INVESTMENTS: 1.4%
$12,142,000	State Street Bank & Trust Co., 8.280%, 12/31/06, due 01/02/07 [collateral: $9,910,000, US Treasury Notes, 7.125%, due 02/15/23, Federal Home Loan, 6.096%, due 09/01/36, value $12,407,242] (proceeds $12,146,922)	12,142,000

TOTAL SHORT-TERM INVESTMENTS
(cost $12,142,000)		12,142,000

TOTAL INVESTMENTS IN SECURITIES
(cost $665,887,789): 99.9%		863,176,495

Other Assets less Liabilities: 0.1%		521,265

Net Assets: 100.0%		$863,697,760

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments   |  17

Masters’ Select International Fund Review

Masters’ Select International returned a healthy 23.61% in 2006. This return trailed its benchmarks in what was a very strong year for international stocks. Since the inception of the fund, over nine years ago, it has out-returned its benchmarks by a wide margin and ranked very high among its international fund peers. Read on for details.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select International Fund from its inception (12/1/97) to present as compared with the MSCI All Countries World Free (ex US) Index, the S&P Citigroup PMI Index and the Lipper International Fund Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of December 31, 2006

	Average Annual Total Returns
	One-Year	Three-Year	Five-Year	Since Inception (12/1/97)
Masters’ Select International Fund	23.61%	20.48%	15.78%	13.40%
MSCI All Countries World Free (ex US) Index	27.16%	21.81%	16.87%	9.36%
S&P Citigroup Global PMI (ex US) Index	26.30%	21.52%	16.47%	9.54%
Lipper International Fund Index	25.91%	19.98%	15.14%	8.95%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. The fund may invest in smaller companies which involve more risk such as limited liquidity and greater volatility.

See page 78 for index definitions

Long-Term Performance Analysis

Masters’ Select International has built a very strong record over its nine-year and one-month life. The record is strong relative to both its peer group and benchmarks. We believe that the long-term performance has been mostly a function of the skills of the fund’s sub-advisors and their ability to add incremental value by concentrating on their most compelling ideas. Though they have made mistakes at times and individually and collectively gone through rough patches of performance, shareholders who have stuck with the fund since inception have been rewarded.

The following points shed additional light on the fund’s performance over the years and add to our confidence in the fund’s future potential (all performance numbers are net of all fund fees and expenses including advisory fees, fund operating overhead and trading costs):

•
The fund out-returned, as measured by average annual total return, the best-performing of its benchmarks by 3.86 percentage points (386 basis points) since its inception nine years and one month ago. In dollar terms, a hypothetical $10,000 investment in the fund is worth $31,327 vs. $22,874 invested in the index. Thus the fund has generated $21,327 of total return vs. $12,874 with the index, an excess return of 66%.

•
The fund outperformed its benchmarks in a variety of environments including 1999, a strong year for foreign growth stocks, and also in 2000 and 2001, strong years for foreign value stocks, as measured by total return. It is noteworthy that the fund was in the top quintile of its Lipper International Fund (1999 - 40th out of 516 funds; 2000 - 92nd out of 605 funds) and Morningstar Foreign Large Blend Fund (1999 -3rd percentile out of 266 funds; 2000 -6th percentile of 305 funds) peer groups in both 1999, an extreme growth year, and 2000, an extreme value year. See the table on the next page for ranking information, including one-year, three-year, five-year and since inception periods.

•
Continuing on with the theme of outperforming in different types of market environments, the fund beat its primary benchmarks, as measured by total return, in the down years for the international stock markets of 2000 and 2001 and beat one index but trailed another in 2002 (another negative-return year). It also beat its benchmarks in 1999 and 2005, both strong years for international stocks, and in 2003, another strong year, it beat one of its two benchmarks. The fund’s performance in different types of stock market environments is a testament to the mix of management styles, the skill of the sub-advisors, and their flexibility to pursue their most compelling ideas without artificial style-box constraints.

•
There have been 50 rolling five-year time periods (the first starting at the fund’s inception, and then in each subsequent period commencing at the beginning of the next month) during the fund’s life. Masters’ Select International has outperformed its MSCI benchmark in 34 of these periods (68% of the time), as measured by average annual total return.

18 | The Masters’ Select Funds Trust

•
The table that follows includes more rolling period analysis returns. One interesting statistic is that over longer time periods (three and five years) the fund has experienced fewer negative returns than the index.

MASTERS’ SELECT INTERNATIONAL

Performance	MSILX	MSCI ACWI (ex US)	Number of Periods
Best Rolling 12-Mo. Period [1]	88.3%	59.9%	98
Worst Rolling 12-Mo. Period	-31.1%	-29.3%	98
Best Rolling 36-Mo. Period	136.9%	138.0%	74
Worst Rolling 36-Mo. Period	-47.4%	-46.3%	74
Best Rolling 60-Mo. Period	112.6%	118.1%	50
Worst Rolling 60-Mo. Period	-6.1%	-28.7%	50
Percentage of Negative 12-Mo. Rolling Periods	30.6%	33.7%	98
Percentage of Negative 36-Mo. Rolling Periods	21.6%	43.2%	74
Percentage of Negative 60-Mo. Rolling Periods	6.0%	24.0%	50
Percent Beat Benchmark 12-Mo.	62.2%	n/a	98
Percent Beat Benchmark 36-Mo.	54.1%	n/a	74
Percent Beat Benchmark 60-Mo.	68.0%	n/a	50

[1]
The best performing 12, 36 and 60 month rolling periods for the Fund commenced in March 1999, April 2003 and October 2001, respectively. The worst performing 12 month rolling period for the Fund commenced in October 2000; the worst 36 and 60 month rolling periods for the Fund commenced in April 2000.

•
Since its inception and over most shorter time periods the fund is highly ranked compared to its international fund Lipper Category peer group (note: the lower the percentage ranking the better). As reflected in the table below, for the period since the fund’s inception (December 1, 1997), Masters’ Select International is ranked in the top 5% of its International peer group. It is also highly ranked compared to its Morningstar Foreign Large Blend peer group over the past five years. (Note: Morningstar does not provide a “since-inception” ranking.) 2006 and 2004 were the only years in the last eight that the fund failed to rank at least in the top 30% of its Lipper and Morningstar peer groups.

MASTERS’ SELECT INTERNATIONAL FUND LIPPER INTERNATIONAL FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31									Trailing Periods As of December 31, 2006
	1998	1999	2000	2001	2002	2003	2004	2005	2006	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	63.4%	7.8%	15.2%	23.5%	28.6%	25.7%	80.9%	3.7%	65.1%	65.1%	25.9%	24.3%	5.0%
Funds in Category	435	516	605	759	808	834	854	875	968	968	798	650	300

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges.

MASTERS’ SELECT INTERNATIONAL FUND MORNINGSTAR FOREIGN LARGE BLEND PEER GROUP RANKINGS BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31									Trailing Periods As of December 31, 2006
	1998	1999	2000	2001	2002	2003	2004	2005	2006	One-Year	Three-Year	Five-Year
% Rank in Category	69%	3%	6%	18%	23%	16%	86%	3%	67%	67%	18%	12%
Funds in Category	229	266	305	348	405	450	489	602	648	648	537	435

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

•
Historically, each of the fund’s long-term managers has outperformed his or her benchmarks during their tenure at the fund. This includes sub-advisors who were replaced. We don’t include Amit Wadhwaney or Jim Gendelman who were added to the fund in early 2005 (so far one is outperforming). Of the three current managers who have at least three-year tenures with Masters’ Select, one has outperformed his benchmark by 7.6 percentage points on an annualized basis, one has outperformed by 2.2 percentage points on an annualized basis and the third has outperformed by 0.6 percentage points on average per year.

Fund Summary  |  19

•
Masters’ Select International has also out-returned each of its benchmarks by a significant margin over its life, after taking taxes into account. Though performance reporting regulations do not provide any methodology for measuring a benchmark’s after-tax performance, we can nevertheless say with certainty that the fund has out-returned its benchmarks after taking into account taxes because its after-tax return exceeds the pre-tax return of all its benchmarks. Masters’ Select International’s after-tax return over its life, assuming all shares were liquidated on December 31, 2006, and taxes were paid on distributions in each year at the highest tax rate in place at the time of each distribution, was 11.41%. Masters’ Select International Fund average annual total return after taxes on distributions for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2006 are 20.39%, 14.50% and 12.08%, respectively. The average annual total return after taxes on distributions and the sale of fund shares for the one-year, five-year and since inception (12/01/97) periods ended December 31, 2006 are 17.74%, 13.55% and 11.41%, respectively.

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2006. The highlights follow.

Performance of managers: In 2006, two of the fund’s five managers outperformed their respective benchmarks. The other three managers trailed their benchmarks. In most periods the fund will have a mix of underperforming and outperforming managers. But historically, the outperforming managers have more than offset the underperforming managers. As noted earlier, since inception, the three managers with tenures on the fund of at least three years have beaten their benchmarks. One of the two newer managers is also outperforming since joining the fund, while the fifth manager trails his benchmark. For the year, the performance of the individual managers ranged from a gain of 11.9% to a gain of 33.5%.

Sector, regional and stock-picking impact: Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s relative performance. Based on our attribution analysis, the fund’s overall sector exposure relative to the S&P/Citigroup PMI Global ex-US Index had a slight negative effect on performance during 2006. The fund was hurt by its overweightings to the health care and consumer discretionary sectors, as both sectors returned less than the overall benchmark. On the other hand, the fund’s underweighting to the bottom-performing technology sector helped its relative return. When looked at in terms of the fund’s country and regional allocations, its underweighting to the strong European markets hurt relative performance a bit, while its underweighting to the weak Japanese market and its overweighting to Hong Kong and Chinese stocks (two strong markets) helped relative performance.

The managers’ stock selection was mixed for the year. It was strong in the consumer discretionary and financial sectors, paced by the fund’s top-performer, Hong Kong Exchange (up 115% on the year) and Inditex (up 68%). Interestingly, the fund’s worst-performing stock in dollar terms was also in the financials sector: KK Davinci Advisors dropped 24% and cost the fund roughly 80 basis points (0.80%) of absolute return. Stock picking was poor within the information technology sector, but technology was a small weighting overall in the fund. The fund’s worst performer (in percentage terms) was in the materials sector: global paper company, Abitibi-Consolidated (down 41%). From a country and regional perspective, the managers’ stock picking was strong within Asia (ex Japan) and Latin America, and generally weak in Europe and Japan. It is important to remember that the fund’s sector and country weightings are a residual of the managers’ bottom-up stock-selection process rather than the result of top-down asset allocation decisions.

Leaders and laggards: All five of the fund’s managers owned at least one stock that was among the fund’s ten largest dollar gainers for the year. Bill Fries owned six of the top ten winners. Four of the five managers also had at least one stock among the biggest losers for the year; David Herro avoided this losers’ list. The aggregate (dollar) gain from the top ten winners was three times the aggregate loss from the bottom ten laggards. All ten of the largest winners remained in the portfolio at year-end, while only two of the ten biggest losers were still held.

See the table on page 22 that lists the leaders and laggards over the past six and 12 months. The table includes the biggest dollar gains and losses as well as the largest percentage winners and losers.

Portfolio mix: Please see page 23 for sector, asset class and regional allocations as of year-end. Following are some observations.

•
The fund’s exposure to the consumer discretionary sector dropped by almost nine percentage points (to 16.5%) and its energy weighting dropped four percentage points (to 3.6%). The financials, telecom, utilities and materials sector allocations all increased by at least three percentage points.

•
The fund’s largest sector exposure is now to financial companies, at 24.7% of assets, but this is still below the benchmark’s 31.7% weighting. The fund is also significantly underweighted to energy and technology. The fund has large overweightings to consumer discretionary stocks (16.5% of fund assets versus 8.8% for the benchmark), health care (13.8% vs. 5.8%) and telecom (10.9% vs. 6.6%).

•	Exposure to Japanese stocks dropped to 10.2% of the portfolio at year-end, from 15.6% a year earlier. The index’s Japan weighting is 18.6%, so the fund has a large underweight there.

•	The fund’s weighting in European stocks held steady at roughly 50%, about five percentage points below the benchmark weighting.

20 | The Masters’ Select Funds Trust

•
The fund’s exposure to Asia (ex Japan) rose nine percentage points to 21.6%, its highest allocation ever and more than double the benchmark’s 10.7% weighting. The fund also has a slight overweighting to Latin American stocks.

•
In terms of the fund’s market-cap breakout, the largest change was an increase in the exposure to mid-cap stocks ($2 to $10 billion market cap) to 29% of the portfolio. The fund’s median market cap is $11.8 billion.

•	The fund’s cash position fell to 2.9% of assets by year-end.

•	At year-end, less than 2% of the Fund’s foreign currency exposure (in the Philippine peso) was hedged back into the U.S. dollar to protect against dollar appreciation.

Miscellaneous

Taxes: Masters’ Select International distributed $2.79 during 2006. Approximately 74% of the distribution was categorized as either long-term capital gain or qualifying dividends, and subject to favorable tax treatment. This was the second year in a row that the distribution was significantly higher than we expect in the average year. As was the case in 2005, the reason was largely a function of the strong nominal return of over 170% achieved by the fund (this number is cumulative, not annualized) over the past 45 months. As a result of this high average return, a number of individual holdings appreciated significantly, making them much less attractively valued, resulting in their sale from the portfolio. During this 45-month period there were no capital gain distributions made until the year-end 2005 distribution—so there were significant gains accumulated in the fund. Importantly, and as noted earlier, the fund has outperformed its benchmarks since its inception, even after taking taxes into account.

We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable shareholders.

Expenses: Expenses for 2006 were 1.06% of assets. The expense ratio in 2005 was 1.08%. The reduction was primarily due to break points in management fees that result in lower percentage charges at higher asset levels.

Accolades: Because the fund has been closed to new shareholders for over a year, it doesn’t get much media exposure. However, during 2006, the fund was Morningstar Fund Analyst Pick (one of only two actively managed funds in the foreign large blend category that made the cut) and had Morningstar’s highest stewardship grade of “A”.2

In Closing

Given the strong returns in international stock markets over the last four years (Masters’ Select International’s average annual return was 24.83%) we feel it is important to caution shareholders that nominal average annual returns are likely to be significantly lower over the long-term and also in the foreseeable future.

Even though we expect nominal returns to be much lower, foreign stocks still appear to be in a fair-value range. Similar to the U.S., the performance run started from a point of undervaluation after a three-year bear market, and since that time earnings growth has been strong enough to support valuations. While there can be no guarantees, we believe returns in the high single digits to low double digits are achievable, though individual years could be significantly higher or lower, and various factors could cause returns to fall outside of this range for lengthy time periods.

We are always grateful for your confidence. Along with the fund’s sub-advisors, we will work hard to continue to earn it.

Please see page 24 for specific stock commentaries written by the Masters’ Select International managers.

[2]
Morningstar, Inc. is an independent mutual fund research and rating service. The Morningstar Stewardship Grade is based on the evaluation of five areas critical for mutual fund governance and operations. The five areas are: 1) Regulatory Issues- they examine the firm’s record in the past three years, 2) Board Quality- examines the quality of the fund’s board of directors, 3) Manager Incentives- examines the fund managers’ pay as well as the level of their investment in fund shares, 4) Fees- examines the amount that a management company charges fund shareholders and 5) Corporate Culture- evidence that a firm has a deep-rooted understanding of its role as a fiduciary. Each area will receive one of the following ratings Excellent, Good, Fair, Poor or Very Poor. Funds are assigned a letter grade from A (best) to F (worst) based on the cumulative total of points they received from each category. The Masters’ Select International Fund received an Overall Grade of “A” for 2006.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

Fund Summary  |  21

Masters’ Select International Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2006

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Hong Kong Exchanges and Clearing Ltd.	19,992,281	61.7%
Veolia Environnement	2,672,248	49.2%
Alstom	15,052,932	44.3%
Eurazeo	8,418,449	44.3%
Capitaland Ltd.	5,066,065	37.6%
Gafisa S.A.	5,665,201	36.3%
China Merchants Holdings International Co. Ltd.	11,589,242	35.4%
Aker Kvaerner ASA	2,458,383	33.2%
Brit Insurance Holdings	6,153,788	33.1%
Telecom Corp of New Zealand	5,735,729	31.8%
	82,804,318

Sysmex Corp.	(5,092,603)	(19.0%)
KK DaVinci Advisors	(2,304,728)	(17.0%)
Toray Industries, Inc.	(4,195,861)	(15.3%)
Nippon Sheet Glass Co. Ltd.	(2,884,237)	(15.1%)
Yamada Denki Co. Ltd.	(3,361,166)	(15.0%)
Asahi Glass	(2,407,408)	(12.6%)
Miraca Holdings	(1,614,493)	(10.8%)
Mitsubishi UFJ Financial Group, Inc.	(2,327,903)	(10.2%)
Abitibi Consolidated, Inc.	(860,086)	(9.3%)
Komatsu Ltd.	(2,181,440)	(7.9%)
	(27,229,924)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Hong Kong Exchanges and Clearing Ltd.	19,992,281	61.7%
Alstom	15,052,932	44.3%
America Movil S.A. de C.V.	13,668,475	26.2%
Stada Arzneimittel AG	11,706,716	26.2%
China Merchants Holdings International Co. Ltd.	11,589,242	35.4%
Industrial de Diseno Textil, S.A.	10,562,290	29.8%
Eurazeo	8,418,449	44.3%
NII Holdings, Inc.	7,820,985	22.2%
Serono S.A.	7,687,608	27.7%
Wal-Mart de Mexico S.A. de C.V.	7,211,307	29.5%
	113,710,285

Sysmex Corp.	(5,092,603)	(19.0%)
Toray Industries, Inc.	(4,195,861)	(15.3%)
Yamada Denki Co. Ltd.	(3,361,166)	(15.0%)
Nippon Sheet Glass Co. Ltd.	(2,884,237)	(15.1%)
Asahi Glass	(2,407,408)	(12.6%)
Mitsubishi UFJ Financial Group, Inc.	(2,327,903)	(10.2%)
KK DaVinci Advisors	(2,304,728)	(17.0%)
Komatsu Ltd.	(2,181,440)	(7.9%)
GlaxoSmithKline Plc	(1,777,105)	(6.4%)
Talisman Energy, Inc.	(1,714,033)	(4.6%)
	(28,246,484)

For the Year ended December 31, 2006

By Percentage Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Hong Kong Exchanges and Clearing Ltd.	33,877,372	114.6%
Aker Kvaerner ASA	7,538,221	88.3%
Industrial de Diseno Textil, S.A.	18,567,609	67.7%
Capitaland Ltd.	10,398,230	61.4%
Southern Copper Corp.	13,302,513	58.2%
Veolia Environnement	2,900,271	55.8%
China Merchants Holdings International Co. Ltd.	15,496,454	53.2%
Eurazeo	9,974,404	52.2%
Alstom	16,196,296	49.4%
Bank of Ireland	9,566,138	48.8%
	137,817,507

Abitibi Consolidated, Inc.	(5,929,655)	(41.3%)
Boliden	(4,263,321)	(26.5%)
KK DaVinci Advisors	(11,957,399)	(24.3%)
Yamada Denki Co. Ltd.	(5,739,134)	(23.2%)
USG People NV	(4,682,779)	(22.0%)
Korea Investment Holding Co. Ltd.	(4,089,074)	(20.5%)
Vallourec	(4,890,102)	(18.9%)
Toray Industries, Inc.	(4,926,129)	(17.5%)
Thomson SA	(3,418,232)	(16.6%)
Empresa Brasileira de Aeronautica SA	(4,562,598)	(14.1%)
	(54,458,423)

By Dollar Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Hong Kong Exchanges and Clearing Ltd.	33,877,372	114.6%
America Movil S.A. de C.V.	23,551,030	27.9%
Industrial de Diseno Textil, S.A.	18,567,609	67.7%
UBS AG	16,417,674	17.8%
Alstom	16,196,296	49.4%
China Merchants Holdings International Co. Ltd.	15,496,454	53.2%
Southern Copper Corp.	13,302,513	58.2%
Roche Holding AG	11,624,439	14.6%
Capitaland Ltd.	10,398,230	61.4%
Eurazeo	9,974,404	52.2%
	169,406,020

KK DaVinci Advisors	(11,957,399)	(24.3%)
Abitibi Consolidated, Inc.	(5,929,655)	(41.3%)
Teva Pharmaceutical Industries Ltd.	(5,888,074)	(11.3%)
Yamada Denki Co. Ltd.	(5,739,134)	(23.2%)
Toray Industries, Inc.	(4,926,129)	(17.5%)
Vallourec	(4,890,102)	(18.9%)
USG People NV	(4,682,779)	(22.0%)
Empresa Brasileira de Aeronautica SA	(4,562,598)	(14.1%)
Boliden	(4,263,321)	(26.5%)
Korea Investment Holding Co. Ltd.	(4,089,074)	(20.5%)
	(56,928,265)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

22 | The Masters’ Select Funds Trust

Masters’ Select International Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Bill Fries	Thornburg Investment Management, Inc.	24%	All sizes	Eclectic, may invest in traditional value stocks or growth stocks

David Herro	Harris Associates L.P.	23%	All sizes, but mostly large and mid-sized companies	Value

Jim Gendelman	Marsico Capital Management, LLC	15%	All sizes, but mostly large and mid-sized companies	Growth

Ted Tyson	Mastholm Asset Management, LLC	23%	All sizes	Growth

Amit Wadhwaney	Third Avenue Management, LLC	15%	All sizes	Value

Portfolio Composition*

The fund holds 65 securities, exclusive of cash equivalents.

By Sector
	Sector Weights
	Fund	Citigroup PMI Global (ex US) Index
Consumer Discretionary	16.5%	8.8%
Consumer Staples	4.6%	7.1%
Energy	3.6%	10.9%
Finance	24.7%	31.7%
Health Care & Pharmaceuticals	13.8%	5.8%
Industrials	10.9%	8.5%
Materials	5.6%	8.5%
Technology	2.7%	6.8%
Telecommunications	10.9%	6.6%
Utilities	3.9%	5.4%
Cash Equivalents & Other	2.9%	0.0%
	100.0%	100.0%

By Asset Class

Market Capitalization:
Develop Markets Small-Cap < $2.0 billion
Develop Markets Large and Mid-Cap > $2.0 billion

By Region
	Region Weights
	Fund	Citigroup PMI Global (ex US) Index
Africa	0.0%	1.6%
Australia/New Zealand	2.5%	4.5%
Asia (ex Japan)	21.6%	10.7%
Japan	10.2%	18.6%
Western Europe & United Kingdom	49.7%	54.9%
Latin America	3.9%	2.8%
North America	7.7%	6.1%
Middle East	1.6%	0.7%
Cash Equivalents & Other	2.9%	0.0%
	100.0%	100.0%

By Market Capitalization

Market Capitalization:
Small-Cap < $2.0 billion
Mid-Cap $2.0 billion - $10.0 billion
Large-Cap > $10.0 billion

* Totals may not add up to 100% due to rounding.

Fund Summary  |  23

Masters’ Select International Fund Stock Highlights

Canadian Natural Resources Ltd. - Bill Fries

Alberta-based Canadian Natural Resources is an independent oil and natural gas exploration, development, and production company. Its operations are focused in Western Canada (80% of production and growing), the North Sea (14%), and off the coast of West Africa (6%). Since 1994, the current management team has grown daily production from 50,000 barrels of oil equivalent (BOE) per day to more than 550,000. It increased proved reserves from 100 million BOE to 1.5 billion between 1994 and the end of 2005. Canadian Natural is the second largest natural gas producer in Canada, where it has mature production fields in Saskatchewan and Eastern Alberta, and significant current production and growth prospects in Western Alberta and Northeastern British Columbia. The company is not integrated into downstream operations such as product refining and marketing of finished products.

In addition to the “conventional” reserves referred to above, Canadian Natural controls significant heavy oil and oil sands resources in Western Canada.  As a result, Canadian Natural Resources possesses one of its industry’s best production-growth profiles.  In particular, the company’s 100%-owned Horizon Oil Sands Project, comprising both a bitumen mining operation and an onsite crude oil upgrader, is the world’s 5th largest announced oil development project, according to Goldman Sachs.  The Horizon oil-sands project is scheduled to start production in 2008 at 110,000 barrels a day and rise to 232,000 by 2012 after a second development phase.  The Horizon Project has significant construction and completion cost risk, although the company has taken steps to mitigate these. Upon formally beginning construction of the $7 billion first phase of the Horizon project in 2005, Canadian Natural added some 1.8 billion barrels of synthetic crude oil equivalent to its proved reserves. The firm believes it can add up to 4 billion barrels of additional proved mineable reserves (with little exploration risk) when future phases of the overall project are developed during the next decade and beyond. Depending upon the rate of development, the Horizon Project could increase Canadian Natural’s current daily production rate by 50% or more within the next decade.  Management has indicated that Horizon will produce high investment returns with oil prices at or above $35 per barrel, but that new oil-sands projects may need crude prices of at least $45 a barrel to be viable.

MLP AG - David Herro

MLP is a German based financial services company focusing on the distribution of investment services. Though German based, they do have operations in Central Europe as well as the United Kingdom.

We, as value investors, look for high quality businesses that sell at a discount to their intrinsic value. MLP fits our criteria quite snugly. Though MLP used to be more vertically integrated as they owned an insurance business, today their business is mostly involved in the distribution of investment services. As Germany, like much of Europe, is moving from a state focused pension system to one which is more individually focused, MLP should see a very opportunistic operating environment. Though MLP was primarily focused on marketing to recent college grads, they have expanded their reach to include older, wealthy individuals. We believe that they are in a prime position to benefit from increasing demand for savings and investing products by German and European citizens.

From a valuation perspective, we think MLP is very attractively priced. It sells for roughly 8.5x its enterprise value to operating profit and yields just under 4%. Its balance sheet is fine and management has been very proactive in its allocation of free cash. As an example, they sold an underperforming insurance business at a very good price and used the proceeds to both buy back their own stock as well as to make a growth-oriented acquisition. This acquisition, Feri Finance, in our view, will give them further growth opportunities outside of their core target client base.

Veolia Environnement - Jim Gendelman

Veolia Environnement (“Veolia” or the “Company”) is a France-based company that provides environmental services to public authorities and industrial customers worldwide.

We believe that a number of factors may make Veolia a compelling long-term investment. For example, we believe that Veolia may be well positioned to address the growing, worldwide need for clean drinking water and sanitation facilities. According to our research, less than 50% of the world’s population has access to clean water and less than 25% has access to sanitary systems. Veolia has a strong and growing market presence as a leading provider of water and waste management services and the Company may be well positioned to benefit from the demand for these services.

Budgetary constraints, lack of technical expertise, and stringent drinking water regulations are forcing many public authorities to increasingly look to providers such as Veolia for assistance in efficiently managing their water-treatment and sanitation infrastructure. As a result, companies like Veolia provide client-specific solutions that tend to result in long-term contracts with its customers. Another attractive aspect of Veolia’s business model may be the Company’s over 90% renewal rate on approximately 15,000 customers. Finally, we think that Veolia may be well positioned geographically. For example, the Company has been successful in building a commanding market position in China as well as maintaining a leading market share in European and North American markets.

As of this writing, we believe that Veolia’s stock valuation may be compelling given our internal compounded annual growth forecasts of more than 18% over the next three years. The stock is currently trading around 20x our 2008 earnings estimate, a valuation that we consider attractive.

Omega Pharma - Ted Tyson

Omega Pharma is a pan-European distributor to pharmacists based in Belgium. Its core division sells products ranging from over-the-counter drugs (such as lice treatment products and athletes foot remedies) to generics and “lifestyle” beauty products from anti-wrinkle creams to age spot removers. Organic sales growth (that is, excluding acquisitions) has been in the high-single-digit range for several years—much faster than the 3% growth seen in Europe generally. Omega is typically, in the niche OTC drugs it sells, one of the top three producers in its geographical territory.

24 | The Masters’ Select Funds Trust

Both the OTC and pharmacy markets are consolidating across Europe, but the process has a considerable way to go. The largest maker of OTC drugs in Europe (Bayer) has only a 4.4% market share, and Omega has just over 2.6%. Laws promoting the creation of chain pharmacies (which have historically been banned in most of Europe) have been widely enacted, partly to help in reducing medical costs for an aging population.

Omega has responded to these changes by increasing R&D on niche OTC products and buying small producers including Pharmygiene (France) and Chefaro and Bional (Netherlands) to extend its product range and geographical scope. It has also purchased 60 Consumer Health brands from Pfizer.

In 2006, the company made a major strategic decision to buy the Austrian company Bittner Pharma, which is a major producer and distributor of OTC products in Central Europe, the Ukraine, and Russia, where OTC sales growth is above 20%. Based on discussions with the company, it seems clear that margins at Bittner are well above 30% and that the deal, which closes in early 2007, will add to earnings immediately.

Omega also made the decision to reduce its business lines to focus on core areas of OTC drugs and associated products. Its historical second division, Arseus, which dominates the distribution of a number of dental and hospital products in Belgium and sells compounds that pharmacists use for creating pills in their shops, will be sold (probably through an IPO) in 2007, with the proceeds used to expand the company’s war chest for further acquisitions.

Omega reported earnings of 2.86 Euros per share in 2005 and is expected to earn 3.35 Euros in 2006. On an operating earnings level, however, growth will be more subdued due to increased costs and write downs of some product development costs. Using slightly more conservative estimates for Bittner (due to lack of a track record in the region for OTC sales) we still believe Omega has the potential to post gains in earnings of approximately 25% in each of the next two years, and to have strong long-term prospects.

Yuanta Core Pacific Securities Co. - Amit Wadhwaney

Yuanta Core Pacific Securities (“Yuanta”) is Taiwan’s largest securities brokerage firm, with the top market share in trading, underwriting, and margin lending. Yuanta also owns a 28.3% stake in Kim Eng Holdings (number two brokerage in Singapore and number one broker in Thailand and Indonesia). We initiated a position in Yuanta at a slight premium to its tangible book value.

Brokerage firms’ revenues and earnings are highly sensitive to trading turnover. Taiwan’s trading environment has been bleak for a decade; since its peak in 1997, the turnover on Taiwan’s stock exchanges has been declining (with a brief respite in 2000) until 2005. Turnover picked up in 2006 but still remains below levels achieved ten years ago.

Despite the difficult environment, Yuanta performed well throughout the period, never losing money and growing book value per share per share at the rate of 11% per year since 1996. The company is significantly overcapitalized (2.5x the regulatory requirement, among the highest in the industry). Its strong balance sheet allowed it to acquire weaker competitors at attractive prices and weather even the most severe downturns with little disruption.

As of the beginning of 2007, Yuanta is in the process of merging with Fuhwa Financial Holdings via a reverse takeover. Fuhwa Financial is a Taiwanese bank with its own securities brokerage subsidiary. The combined company will have a much greater brokerage market share, especially in margin lending. Further benefits of the merger include easier expansion abroad, synergies between banking and securities businesses (especially in the area of wealth management), and standard operating cost synergies from closing redundant branches, consolidating back offices and corporate overhead. The takeover was effected at reasonable prices, paying no premium over the market price of Fuhwa shares.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  |  25

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
COMMON STOCKS: 97.0%
Australia: 1.1%
309,855	Macquarie Bank Ltd.	$19,278,117
Austria: 1.7%
387,587	Erste Bank Der Oesterreichischen Sparkassen AG	29,715,830
Belgium: 1.1%
243,400	Omega Pharma	18,356,055
Brazil: 0.8%
878,673	Gafisa S.A.*	13,145,113
Canada: 3.3%
670,400	Canadian Natural Resources Ltd.	35,685,392
1,918,500	Canfor Corp.*	17,762,670
285,856	Canfor Pulp Income Fund	3,026,826
		56,474,888
France: 8.5%
361,600	Alstom*	49,005,113
1,049,300	AXA SA	42,467,430
192,153	Eurazeo	27,435,758
130,200	Pinault-Printemps-Redoute S.A.	19,449,120
105,096	Veolia Environnement	8,099,190
		146,456,611
Germany: 5.9%
334,300	Bayerische Motoren Werke (BMW) AG	19,194,110
1,339,000	MLP AG	26,574,858
984,553	Stada Arzneimittel AG	56,450,971
		102,219,939
Greece: 2.3%
1,017,100	OPAP S.A.	39,298,616
Hong Kong: 12.0%
10,746,500	China Merchants Holdings International Co. Ltd.	44,077,010
166,233	CNOOC Ltd. ADR	15,730,629
1,536,930	Guoco Group Ltd.	18,970,541
3,253,800	Hong Kong Exchanges and Clearing Ltd.	35,811,212
11,729,000	Hutchison Telecommunications*	29,648,239
1,844,000	Hutchison Whampoa Ltd.	18,730,199
10,620,000	Melco International Development	25,261,006
2,655	Melco PBL Entertainment*	56,445
45,630,261	Shanghai Electric Group Co. Ltd.	19,067,366
		207,352,647
Ireland: 1.4%
1,088,500	Bank of Ireland	25,136,744
Israel: 1.6%
885,400	Teva Pharmaceutical Industries Ltd.	27,518,232

Japan: 10.2%
395,000	Asatsu-DK, Inc.	12,544,423
1,290,000	Daiwa Securities Group, Inc.	14,468,809
654,200	Honda Motor Co. Ltd.	25,832,724
1,223,200	Nichicon Corp.	15,014,452
3,431,000	Nippon Sheet Glass Co. Ltd.	16,084,839
232,900	Rohm Co. Ltd.	23,187,272
1,496,000	Sekisui House Ltd.	21,781,710
5,336,000	Tokyo Gas Co. Ltd.	28,377,971
223,700	Yamada Denki Co. Ltd.	18,982,315
		176,274,515

Mexico: 3.2%
1,212,611	America Movil S.A. de C.V.	54,834,269
Netherlands: 1.3%
1,448,000	Qiagen NV*	22,203,284
New Zealand: 1.3%
6,724,600	Telecom Corp of New Zealand Ltd.	23,027,424
Norway: 1.7%
79,000	Aker Kvaerner ASA	9,868,658
1,117,600	Norske Skogindustrier ASA	19,290,623
		29,159,281
Philippines: 1.8%
309,580,000	PNOC Energy Develo*	30,629,600

Poland: 0.7%
6,996,000	Netia S.A.	12,140,825
Singapore: 3.0%
20,486,000	BIL International Ltd.	22,436,507
3,320,000	Capitaland Ltd.	13,418,951
1,379,600	Keppel Corp. Ltd.	15,829,043
		51,684,501
South Korea: 3.6%
705,817	Shinhan Financial Group*	36,049,793
108,600	SK Telecom	25,982,258
		62,032,051
Spain: 2.6%
841,000	Industrial de Diseno Textil, S.A.	45,290,292
Switzerland: 11.9%
278,581	Lonza Group AG	24,051,637
80,200	Nestle S.A.	28,472,595
106,400	Nobel Biocare Holding AG	31,427,541
311,930	Roche Holding AG	55,882,183
1,081,515	UBS AG	65,663,252
		205,497,208
Taiwan: 1.1%
10,129,000	Giga Byte Technology Co. Ltd.	7,691,141
14,339,000	Yuanta Core Pacific Securities Co.	11,899,677
		19,590,818

26  | The Masters’ Select Funds Trust

Masters’ Select International Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares/ Principal Amount		Value
United Kingdom: 10.5%
3,819,624	Brit Insurance Holdings	$23,622,213
2,932,900	British Sky Broadcasting Group Plc	29,986,403
2,118,700	Cadbury Schweppes Plc	22,678,600
1,146,800	Carpetright Plc	29,447,402
1,395,600	Diageo Plc	27,403,243
973,100	GlaxoSmithKline Plc	25,616,121
571,300	Willis Group Holdings Ltd.	22,686,323
		181,440,305
United States: 4.4%
667,155	NII Holdings, Inc.*	42,991,468
613,000	Southern Copper Corp.	33,034,570
		76,026,038

TOTAL COMMON STOCKS (cost $1,334,519,823)		1,674,783,203

SHORT-TERM INVESTMENTS: 2.7%
$47,482,000	State Street Bank & Trust Co., 3.600%, 12/31/06, due 01/02/07 [collateral: $42,015,000, If US Treasury Notes, 7.125%, due 02/15/23, US Treasury Notes, 4.500%, due 11/15/15, US Treasury Notes, 7.250%, due 08/15/22, value $48,446,845] (proceeds $47,500,993)	47,482,000

TOTAL SHORT-TERM INVESTMENTS
(cost $47,482,000)		47,482,000

TOTAL INVESTMENTS IN SECURITIES
(cost $1,382,001,823): 99.7%		1,722,265,203

Other Assets less Liabilities: 0.3%		4,531,266

Net Assets: 100.0%		$1,726,796,469

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments |  27

Masters’ Select Value Fund Review

After a very rough first part of 2006, Masters’ Select Value bounced back during the last part of the year. During the rebound, which began in August, the fund returned 18.23% compared to 12.12% for the Russell 3000 Value benchmark. Despite this rebound and a strong absolute return of 16.77% for all of 2006, the fund trailed its Russell 3000 Value benchmark in what was an outstanding year for traditional value stocks. Since its inception six and one half years ago, Masters’ Select Value has slightly trailed its Russell 3000 Value benchmark (9.61% versus 9.67%) while besting its Lipper Multi-Cap Value benchmark (9.01%).

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Value Fund from inception (06/30/00) to present compared with the Russell 3000 Value Index and the Lipper Multi-Cap Value Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees, expenses or taxes and cannot be invested in directly

Performance As of December 31, 2006

	Average Annual Total Returns
	One-Year	Three-Year	Five-Year	Since Inception (6/30/00)
Masters’ Select Value Fund	16.77%	11.73%	9.65%	9.61%
Russell 3000 Value Index	22.34%	15.20%	11.20%	9.67%
Lipper Multi-Cap Value Index	17.07%	12.67%	9.37%	9.01%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Though the fund invests primarily in securities of U.S.-domiciled companies, it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid- and larger-sized companies it can also invest in smaller companies. Smaller companies can involve more risk such as limited liquidity and greater volatility. Though to date the fund has met the criteria of a “diversified fund,” it is registered as “non-diversified,” which allows it to concentrate more of its assets in a smaller number of securities, potentially exposing it to more risk than a diversified fund.

See page 78 for index definitions

Long-Term Performance Analysis

We were happy to see the fund’s second-half rebound and we hope it is the start of a lengthy period of outperformance. But as we write in every report, it is the fund’s longer-term performance that is our focus. In this regard we are disappointed that the fund has slightly trailed one of its benchmarks since inception. The fund’s performance in recent years has lagged during a time when some of the sub-advisors’ approach to value investing has faced a relative performance headwind.

In analyzing the fund’s long-term record it is useful to point out that the fund’s launch was well timed—it occurred in June of 2000, very close to the peak of the powerful relative-performance run for growth stocks. Since that time—the entire operating life of Masters’ Select Value—the stock market has experienced a huge run of value-stock dominance. During this period the Russell 3000 Value Index has posted a 9.67% average annual return while the Russell 3000 Growth Index has an average annual loss of 5.43%—an almost 15 percentage point average annual performance differential. From its launch, Masters’ Select Value performed very well relative to the Russell 3000 Value Index into 2004. Since that time it has struggled on a relative basis though absolute returns have been double-digit.

As we’ve written in the past, we believe the fund’s recent relative performance struggles (at least until the period of outperformance during the last five months) are partly explained by the fact that several of our sub-advisors are finding some of the most compelling values among slumping “growth” stocks. In fact, as of the end of 2006 the fund had six holdings, held by three of the fund’s four managers, that fell in the top 50 holdings of the Russell 3000 Growth Index (Google, Home Depot, Dell, Intel, Yahoo, FedEx). There is other evidence of the current portfolio’s exposure to stocks thought of as growth-oriented. For example, based on the portfolio’s characteristics, Morningstar recently re-categorized the fund as “blend” rather than “value”—a trend we’ve seen with several renowned value funds including Longleaf Partners and Oakmark Fund, each run by one of the Masters’ Select Value sub-advisors. The portfolio’s overall valuation and growth statistics also indicate that the fund is more growth-oriented than the Russell 3000 Value benchmark.

So far the problem with the exposure to “growthy” stocks is that in general it has hurt returns because value stocks’ returns have continued to dominate growth stocks’ returns (we say this based on benchmark performance). However, when we drill down into detailed discussions with the sub-advisors about stocks like Dell, Home Depot, Amazon and Yahoo, their analysis is compelling. In some cases, long-term expected growth rates may be slowing. This is often a turn-off for many investors—especially growth investors who often take a “shoot first and ask questions later” approach to any sign of decelerating growth. So they dump their holdings, driving the stock price lower. But for several of the growth stocks held in the fund, even though the company’s long-term growth rate may be slowing, the sub-advisor(s) still believe that earnings will grow at an above-average rate—a rate that the stock price doesn’t adequately account for. In their view, this is not yet understood by the average investor which is the reason why there is a value opportunity.

28 | The Masters’ Select Funds Trust

Overall we believe the fund’s sub-advisors will be proven right. Throughout their careers we’ve observed that they tend to be early more often than wrong—though they are not immune to making mistakes. All four of the fund’s sub-advisors have achieved long-term success partly by at times holding what is not popular and being patient when they are confident their analysis is sound. After seven consecutive years of value dominance over growth, we are not surprised to hear that there are beaten-up growth stocks that offer attractive “value.”

You may be wondering whether it makes sense for a value fund to own growth stocks. We believe every company has a theoretical fair value—so any company can sell at a bargain price. Some companies are harder to value than others. And most value-oriented stock pickers don’t like to pay much for growth because future cash flows are uncertain. (Bill Miller is unusual in his willingness to tackle valuation for some companies that other value investors would not touch—part of his approach involves looking at a variety of scenarios for each company.) However, even old-fashioned value investors can be tempted when stock prices reflect very little value for future growth. For several companies this seems to be the case now. As Bill Nygren has stated more than once over the last couple of years, he is finding above-average companies selling for average prices. So, to answer the question we posed, yes, it makes sense for a value fund to buy growth stocks when that growth is clearly undervalued. Generally, this seems to be a somewhat rare occurrence but it appears to be the case today for a number of stocks. As long as our stock pickers are sticking to their investment process and executing it consistently, then we have no problem with them buying such stocks. It is the categorization of such companies as “growth stocks” or “value stocks” that is transient, not our managers’ investment approach.

Getting back to long-term performance metrics, though the fund’s slight underperformance against the Russell 3000 Value Index is disappointing to us, we don’t view the less than one tenth of one percent return shortfall as a serious concern. And the environment has been unusual. In the early years of the fund’s operations, the value-stock universe was beaten down so that there were many great stock-picking opportunities there. The fund was able to take advantage of these opportunities and deliver good performance in those early years. Since that time, growth stocks collapsed but we believe the fund’s gradual shift into some “growthier” names has been early. There have also been a few mistakes including missing out on the energy sector move, which based on our attribution analysis cost the fund over four percentage points of return. But, it is important to note that many of the names that haven’t worked are still in the portfolio because the sub-advisors believe in them. We believe the cycle should shift and that some of the fund’s more controversial holdings could well lead to future outperformance instead of dragging performance down. An environment that is not so heavily (and unusually) skewed to the value-stock universe (as measured by indexes like the Russell 3000 Value) is likely to be a much better one for Masters’ Select Value, given the more eclectic approach to value investing that is represented in the fund’s portfolio.

Other performance metrics follow:

Manager performance: As indicated in the table three of four managers have outperformed their benchmarks since inception. Our long-term goal is for all the Masters’ Select managers to outperform.

MASTERS’ SELECT VALUE MANAGERS’ PERFORMANCE Margin versus BENCHMARKS Manager Return Less Benchmark Return Over Full Manager Tenure Through December 31, 2006
Masters’ Select Value	Annualized Margin of Out- (Under-) Performance (Net of Allocated Expenses)
Manager 1	5.65%
Manager 2	1.61%
Manager 3	1.41%
Manager 4	(1.34%)

Listed alphabetically are the managers and their respective benchmarks

Manager	Tenure	Benchmark
Mason Hawkins	06/30/00	Russell 3000 Value Index
Bill Miller	06/30/00	S&P 500 Index
Bill Nygren	06/30/00	Russell 3000 Value Index
Franklin Mutual	06/30/00	Russell 3000 Value Index

Performance versus competitors: Over the long run the fund has performed better than the majority of its competitors, though its more recent struggles have pulled its three-year returns behind its average Lipper Multi-Cap Value peer. (The Lipper category is a somewhat unusual mishmash of funds but we felt it was the best peer group comparison given the fund’s market-cap flexibility. Despite this flexibility, Masters’ Select Value has been primarily large- and mid-cap focused throughout its operating life.)

We also show how the fund ranks against its Morningstar peer group. This ranking is based on Morningstar’s categorization of the fund as “blend” rather than “value.” Against this group the fund is very highly ranked with a five-year return in the top decile and a three-year return in the top quintile (inception-to-date rankings are not available). This ranking is more representative of how the fund’s performance compares to the large-cap core equity fund universe.

Fund Summary |  29

MASTERS’ SELECT VALUE FUND LIPPER MULTI-CAP VALUE FUND CATEGORY RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31, 2006
	2001	2002	2003	2004	2005	2006
% Rank in Category	6.5%	25.2%	34.6%	44.3%	76.4%	62.2%
Funds in Category	461	476	462	476	467	445

	Trailing Periods
	One-Year	Three-Year	Five-Year	Since Inception
% Rank in Category	62.2%	68.1%	33.5%	39.9%
Funds in Category	445	342	254	173

Lipper, Inc. is an independent mutual fund research and rating service. Each Lipper average represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. Lipper categorizes the Fund as a Multi-Cap Core fund. For consistency of presentation, we have included the Fund’s ranking within the Multi-Cap Value category, which we believe more accurately reflects the Funds investment objectives and peer group.

MASTERS’ SELECT VALUE FUND MORNINGSTAR LARGE BLEND FUND PEER GROUP RANKING BASED ON TOTAL FUND RETURNS
	Annual Ranking As of December 31, 2006
	2001	2002	2003	2004	2005	2006
% Rank in Category	3.0%	6.0%	13.0%	9.0%	73.0%	12.0%
Funds in Category	1,072	1,243	1,386	1,216	1,851	1,989

	Trailing Periods
	One-Year	Three-Year	Five-Year
% Rank in Category	12.0%	19.0%	7.0%
Funds in Category	1,989	1,574	1,238

Morningstar, Inc. is an independent mutual fund research and rating service. Each Morningstar category represents a universe of funds with similar investment objectives. Rankings for the periods shown are based on fund total returns with dividends and distributions reinvested and do not reflect sales charges. The highest percentile rank is 1 and the lowest is 100.

The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

Rolling period performance: Rolling period performance analysis is reflected in the table below. There is a lot of information in this table. Over rolling five-year periods, the most relevant time frame, Masters’ Select Value has outperformed its Russell 3000 Value benchmark 42% of the time. This number is below our goal of outperforming in a high percentage of five-year periods. (So far in the fund’s six and one half year life, there have been 19 rolling five-year periods, one ending with each month after the fund’s five-year anniversary. This is a relatively small number of five year periods. For a frame of reference, 12 new periods are added in each year.) As discussed above, we believe the last few years have been unusual and we remain confident in our belief that this percentage will increase with the passage of time. On the positive side, it is worth noting that the fund’s worst three-year return (+7.7%) was significantly better than the worst three-year return for the benchmark (which was a loss of 3.3%)

30 | The Masters’ Select Funds Trust

MASTERS’ SELECT VALUE
Performance	MSVFX	Russell 3000 Value	Number of Periods
Best Rolling 12-Mo. Period [1]	49.6%	43.8%	67
Worst Rolling 12-Mo. Period	-22.9%	-22.8%	67
Best Rolling 36-Mo. Period	81.1%	83.6%	43
Worst Rolling 36-Mo. Period	7.7%	-3.3%	43
Best Rolling 60-Mo. Period	68.4%	76.8%	19
Worst Rolling 60-Mo. Period	23.7%	30.0%	19
Percentage of Negative 12-Mo. Rolling Periods	26.9%	31.3%	67
Percentage of Negative 36-Mo. Rolling Periods	0.0%	4.7%	43
Percentage of Negative 60-Mo. Rolling Periods	0.0%	0.0%	19
Percent Beat Benchmark 12-Mo.	44.8%	n/a	67
Percent Beat Benchmark 36-Mo.	37.2%	n/a	43
Percent Beat Benchmark 60-Mo.	42.1%	n/a	19

1
The best performing 12 and 36 month rolling performance periods for the Fund commenced in April 2003, the best performing 60 month rolling performance period for the Fund commenced in April 2001. The worst performing 12 month rolling performance period for the Fund commenced in April 2002; the worst performing 36 and 60 month rolling performance periods for the Fund commenced in August 2001.

Performance and Portfolio Commentary

A number of factors contributed to the fund’s performance during 2006. The highlights follow.

Performance of managers: Two of the fund’s four sub-advisors outperformed the Russell 3000 Value benchmark for the year, one by a very substantial margin. The other two managers significantly trailed their benchmark. The individual manager returns ranged from a loss of 6.1% to a gain 35.5%, an unusually wide spread. Over shorter-term time periods we do not expect every Masters’ Select sub-advisor to outperform their benchmark. However, over the long term that is our objective. As discussed earlier, since the Value Fund’s inception, three of the four managers have achieved this goal taking into account all allocated expenses. The fourth manager trails his benchmark by 134 basis points (1.34%) on an annualized basis.

Sector and stock-picking impact: As with all Masters’ Select funds, the portfolio is built through bottom-up stock picking, but the sector exposure that results from this process may provide some insight into the fund’s relative performance. Based on our attribution analysis the fund’s overall sector exposure relative to the Russell 3000 Value Index had a minimal impact on relative performance during 2006. The fund benefited slightly from its underweighting in the health care and financials sectors, as both of those sectors underperformed the broader benchmark return. However, as has been the case for the past three years, the fund’s large under-allocation to the strong-performing energy sector hurt its relative performance. In 2006, the fund held no energy stocks (compared to the Russell 3000 Value Index’s 13% weighting) and the energy sector returned 27%.

The managers’ stock selection was the primary driver of the fund’s underperformance for the year. The aggregate performance of the fund’s information technology, financials, and consumer discretionary stocks was poor compared to the benchmark returns for those sectors. In contrast, the managers’ stock picking was very strong in the consumer staples sector, led by KT&G Corp and Japan Tobacco.

Leaders and laggards: For the year, three of the four Masters’ Select Value stock pickers owned at least one stock among the fund’s top ten dollar gainers and three of four also had at least one stock among the fund’s ten biggest losers. [Note: although Nygren also owned both Dell and Pulte, his positions were not the ones that generated the large losses for the year.] It is typical for most, if not all, of the managers to appear on both lists. DirecTV was the fund’s biggest dollar gainer (up 76% for the year), followed by Korea Tobacco & Ginseng (KT&G) (up 41%). KT&G was also the number-two contributor to performance in 2005. Among the other top-ten contributors, there were four companies - Disney, Level 3, Liberty Media, and General Motors - that appeared on last year’s top-ten losers’ list. This demonstrates the importance of maintaining a longer-term perspective when judging the success or failure of the managers’ stock picks. In terms of the worst performers, three internet names - Expedia, Amazon and eBay - topped the list. All of the fund’s ten largest winners and six of the largest losers remained in the portfolio at year-end.

See the table on page 33 that lists the leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses. As noted above, the fact that a stock has lost money for Masters’ Select Value for the twelve month period ended December 31, 2006 tells us nothing about how successful the holding will ultimately become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: The fund’s allocation to financial stocks fell during the year to 12.6% from 17.6% a year earlier. Meanwhile, the weightings to technology and industrials companies jumped to 11.1% and 10.5%, respectively. From a sector perspective, the fund continues to look quite different from its Russell 3000 Value benchmark. As of year-end 2006, the fund had large overweightings to the consumer discretionary sector (39.6% of assets versus 9.2% for the index) and technology (11.1% versus 4.3%), and large underweightings to energy (0.0% versus 13.3%), finance (12.6% versus 36.2%) and utilities (0.0% versus 6.4%).

Fund Summary  |  31

The fund’s cash position declined to 1.3% of assets from 5.4% at the end of 2005. The foreign stock exposure declined slightly during the year and ended at 19.8%. The allocation to large-cap U.S. stocks rose by five percentage points, to 56.3%, and the mid-cap weighting rose to 21.4% of net assets. The fund held no small-cap stocks at year-end.

Please see page 34 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Expenses: During 2006 the ratio of expenses to net assets was 1.21%, unchanged from 2005.

Taxes: The fund distributed $0.70 in distributions during 2006. All of this distribution was either long-term capital gains or qualifying dividends and subject to favorable tax treatment. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable shareholders.

Accolades: During 2006 Masters’ Select Value maintained its “A” stewardship grade from Morningstar, which is their highest grade. The fund had a Five Star Overall Morningstar Rating, although it was among 1,574 Large Blend Funds for the period ended 12/31/06 (derived from a weighted average of the fund’s three, five-and ten-year risk adjusted return measure, if applicable).2

Final Thoughts

As the Advisor to the Masters’ Select Funds we are grateful for the confidence and trust that your investment represents. We are also exceptionally fortunate to have the considerable talents of Mike Embler, Mason Hawkins, Bill Nygren and Bill Miller, along with their firms, working for Masters’ Select Value. Their stock-picking skill coupled with their commitment to the Masters’ Select high-conviction approach to concentrated investing, is the source of our great confidence in the future of this fund. This skill and commitment continues to be made apparent to us through our regular contact with each sub-advisor. As for Litman/Gregory’s role of monitoring and coordinating with the sub-advisors, managing the fund’s operations and providing informative and relevant reporting—we remain as focused as ever.

Please see page 35 for comments for stock discussions provided by the sub-advisors.

[2]
Morningstar, Inc. is an independent mutual fund research and rating service. The Morningstar Stewardship Grade is based on the evaluation of five areas critical for mutual fund governance and operations. The five areas are: 1) Regulatory Issues- they examine the firm’s record in the past three years, 2) Board Quality-examines the quality of the fund’s board of directors, 3) Manager Incentives- examines the fund managers’ pay as well as the level of their investment in fund shares, 4) Fees- examines the amount that a management company charges fund shareholders and 5) Corporate Culture- evidence that a firm has a deep-rooted understanding of its role as a fiduciary. Each area will receive one of the following ratings Excellent, Good, Fair, Poor or Very Poor. Funds are assigned a letter grade from A (best) to F (worst) based on the cumulative total of points they received from each category. The Masters’ Select Value Fund received an Overall Grade of “A” for 2006. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ (based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance, including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.) The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. As of 12/31/06, The Masters’ Select Value Fund received 5 stars among 1,574 and 1,238 Large Blend Funds for the three and five-year periods, respectively.

See page 79 for Industry Terms and Definitions

32  | The Masters’ Select Funds Trust

Masters’ Select Value Fund Leaders and Laggards (Unaudited)

For The Six Months Ended December 31, 2006

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Fairfax Financial Holdings Ltd.	2,071,587	108.8%
DIRECTV Group, Inc. (The)	3,971,864	51.2%
IAC/InterActiveCorp	2,560,800	40.3%
Sika AG	1,405,712	39.6%
Japan Tobacco, Inc.	1,987,462	33.1%
McDonald’s Corp.	1,813,969	30.0%
Telephone & Data Systems, Inc.	2,016,000	29.9%
Imperial Tobacco Group Plc	2,182,903	28.7%
Comcast Corp.	1,392,300	27.8%
Level 3 Communications, Inc.	1,624,000	26.1%
	21,026,597

Mitsubishi UFJ Financial Group, Inc.	(726,872)	(11.3%)
Capital One Financial Corp.	(857,667)	(10.0%)
eBay, Inc.	(657,387)	(8.4%)
FedEx Corp.	(354,640)	(6.9%)
Amazon.Com, Inc.	(301,212)	(2.7%)
Yahoo!, Inc.	(39,620)	(0.5%)
	(2,937,398)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
DIRECTV Group, Inc. (The)	3,971,864	51.2%
IAC/InterActiveCorp	2,560,800	40.3%
Imperial Tobacco	2,182,903	28. 7%
Fairfax Financial Holdings Ltd.	2,071,587	108.8%
Telephone & Data Systems, Inc.	2,016,000	29.9%
Japan Tobacco, Inc.	1,987,462	33.1%
McDonald’s Corp.	1,813,969	30.0%
Tyco International, Inc.	1,766,784	11.6%
Level 3 Communications, Inc.	1,624,000	26.1%
Orkla ASA	1,567,111	19.6%
	21,562,480

Capital One Financial Corp.	(857,667)	(10.0%)
Mitsubishi Tokyo Financial	(726,872)	(11.3%)
eBay, Inc.	(657,387)	(8.4%)
FedEx Corp.	(354,640)	(6.9%)
Amazon.Com, Inc.	(301,212)	(2.7%)
Yahoo!, Inc.	(39,620)	(0.5%)
	(2,937,398)

For the Year ended December 31, 2006

By Percentage Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Level 3 Communications, Inc.	3,822,000	95.1%
Sika AG	2,306,227	86.9%
Level 3 Communications, Inc. - Bond	2,175,482	81.1%
DIRECTV Group, Inc. (The)	5,091,892	76.6%
Japan Tobacco, Inc.	3,206,635	66.6%
General Motors Corp.	2,742,900	63.3%
Comcast Corp.	2,477,070	63.0%
Telephone & Data Systems, Inc.	2,858,520	48.2%
KT & G Corp.	4,542,636	41.5%
Fairfax Financial Holdings Ltd.	1,122,032	38.9%
	30,345,394

Expedia, Inc.	(2,813,631)	(30.6%)
eBay, Inc.	(2,622,960)	(26.8%)
Amazon.Com, Inc.	(2,630,462)	(19.6%)
Capital One Financial Corp.	(947,333)	(11.0%)
Embarq Corp.	(77,279)	(9.4%)
UnumProvident Corp.	(603,224)	(8.8%)
Pulte Homes, Inc.	(1,111,877)	(8.6%)
Mitsubishi UFJ Financial Group, Inc.	(479,199)	(7.7%)
Dell, Inc.	(1,269,185)	(7.4%)
NTL, Inc.	(351,626)	(5.2%)
	(12,906,776)

By Dollar Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
DIRECTV Group, Inc. (The)	5,091,892	76.6%
KT & G Corp.	4,542,636	41.5%
Disney (Walt) Co.	4,015,052	35.3%
Level 3 Communications, Inc.	3,822,000	95.1%
Liberty Media Holding Corp.	3,324,800	23.5%
Japan Tobacco, Inc.	3,206,635	66.6%
Telephone & Data Systems, Inc.	2,858,520	48.2%
General Motors Corp.	2,742,900	63.3%
Orkla ASA	2,623,581	36.7%
Imperial Tobacco Group Plc	2,600,928	35.4%
	34,828,944

Expedia, Inc.	(2,813,631)	(30.6%)
Amazon.Com, Inc.	(2,630,462)	(19.6%)
eBay, Inc.	(2,622,960)	(26.8%)
Dell, Inc.	(1,269,185)	(7.4%)
Pulte Homes, Inc.	(1,111,877)	(8.6%)
Capital One Financial Corp.	(947,333)	(11.0%)
UnumProvident Corp.	(603,224)	(8.8%)
Mitsubishi UFJ Financial Group, Inc.	(479,199)	(7.7%)
NTL, Inc.	(351,626)	(5.2%)
Embarq Corp.	(77,279)	(9.4%)
	(12,906,776)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fund Summary  |  33

Masters’ Select Value Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Mason Hawkins	Southeastern Asset Management, Inc.	25%	All sizes	Value

Bill MIller	Legg Mason Capital Management, Inc.	25%	All sizes, but mostly large and mid-sized companies	Eclectic, may invest traditional value stocks or growth stocks

Bill Nygren	Harris Associates L.P.	25%	Mostly large and mid-sized companies	Value

Michael Embler/Peter Langerman	Franklin Mutual Advisers, LLC	25%	All sizes	Value

Portfolio Composition*

The fund holds 53 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.3 billion - $12.3 billion
Large-Cap Domestic > $12.3 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Weights
	Fund	Russell 3000 Value Index
Consumer Discretionary	39.6%	9.2%
Consumer Staples	7.1%	7.2%
Energy	0.0%	13.3%
Finance	12.6%	36.2%
Health Care & Pharmaceuticals	0.9%	6.7%
Industrials	10.5%	7.3%
Materials	7.3%	3.9%
Technology	11.1%	4.3%
Telecommunications	8.4%	5.8%
Utilities	0.0%	6.4%
Notes & Bonds	1.3%	0.0%
Cash Equivalents & Other	1.3%	0.0%
	100.0%	100.0%

34  | The Masters’ Select Funds Trust

Masters’ Select Value Fund Stock Highlights

Yahoo! Inc. - Bill Miller

Yahoo generates revenue by selling both branded and paid search advertising to businesses and by charging individual users for premium services. Yahoo’s shares came under significant pressure in 2006 as the company delayed its eagerly anticipated paid search upgrade (dubbed “Project Panama”) and experienced weakness in ad sales to auto and financial services companies. If Yahoo can successfully implement Panama and recharge growth in its paid search business, we believe the stock has substantial upside.

We expect that the monetization benefits Panama should bring will not be fully felt until the second half of 2007, causing many investors to shy away from Yahoo and creating a “time arbitrage” opportunity for long-term investors. Yahoo trades at a consensus 2008 EV/EBITDA multiple of 11.9x, which is only a slight premium to established consumer brand companies such as Coca-Cola, Procter & Gamble, and PepsiCo and terrestrial radio providers such as Clear Channel and Radio One, despite Yahoo’s much higher long-term expected earnings growth rate in the mid-20s. Using our internal estimates, which indicate higher-than-consensus 2008 EBITDA, Yahoo appears even cheaper. The company has also become an attractive acquisition target, and at current levels represents a very compelling valuation opportunity.

Investors’ fear that the monetization improvements Panama promises might not materialize and that recent sales weakness might signal slowing growth trends caused the stock to fall 35% in 2006. Our analysis indicates that the delay in Panama was due to Yahoo’s desire to make sure the product was fully ready for release, not because of fears that it will not work. Regarding the sales weaknesses, Yahoo’s third quarter results came in well above the company’s own lowered expectations, indicating that this was a temporary issue that reflected macroeconomic factors rather than weakness in Yahoo’s business model.

On a long-term basis, we feel that there are several reasons to be optimistic about Yahoo’s investment merits. We continue to view online advertising as a secular growth industry, as we expect the Internet’s share of global advertising to increase from about 4% now to about 20% within 15 years. Yahoo should benefit tremendously from this heightened demand for its services. In addition, we have a high regard for Sue Decker, Yahoo’s CFO, and her ability to allocate capital rationally and effectively with an eye towards long-term results. She was recently promoted to head Yahoo’s Advertiser & Publisher group, a move widely seen as a stepping-stone to the CEO position.

Discovery Holding Co. - Bill Nygren

In 2005, Liberty Media spun off its interest in Discovery Communications into a separate publicly traded holding company, Discovery Holdings (DISCA). The holding company’s main asset is a 50% stake in Discovery Communications. Discovery Communications is best known for its non-fiction cable TV networks — The Discovery Channel, TLC, Animal Planet, and Travel Channel. The Discovery brand rates as one of the highest-ranked consumer brands not just in television, but in any business. But typical analyst reports say that Discovery isn’t worth owning because it trades at as high a multiple of cash flow as other media companies despite having the complexity of a two-tiered holding company. We take the opposite position, saying Discovery is a bargain, selling at just more than half its value. What do we think the analysts are missing?

First, we generally find media stocks attractively priced, selling in the stock market at lower multiples than have been paid in private transactions. Investors fear technology advancements will lessen the value of media businesses. We believe that producers of branded content, rather than being hurt, will actually benefit from viewers watching programs on something other than a TV screen. Pricing Discovery consistent with other media companies, to us, would say that it, too, is attractively priced relative to private value. Next, though most of Discovery’s profit is earned by its fully distributed networks, it has many subscribers in development-stage networks in both the U.S. and International markets. Valuing these developing networks on a per-subscriber basis exposes significantly more value than one sees when using a multiple of cashflow.

Further, Discovery is spending money to develop a Commerce & Education business. Using GAAP accounting, this investment spending flows through the income statement as an expense. Analysts who simply value Discovery on a multiple of cashflow are effectively valuing this division at a large negative number. Finally, the complex Discovery holding company structure is likely to disappear. The current structure allowed Liberty to spin-off Discovery shares on a tax-free basis. Two years following the spin-off, this summer, Discovery can initiate talks with owners of the other 50% (Cox Communications and Advance/Newhouse) toward collapsing the Discovery Holdings structure and making Discovery Communications a public company. Importantly, we view the current two-tiered structure as only an annoyance, we do not believe it impedes value growth.

Combining these items, we conclude that DISCA is priced at large discount to its growing value, and therefore, we believe it is a very attractive investment opportunity.

Weyerhaeuser Co. - Michael Embler

Weyerhaeuser Company is among the largest U.S. integrated forest product companies, with substantial timber holdings in the southern and northwestern parts of the U.S. and western Canada. In addition to these valuable timber assets, the company has significant lumber, homebuilding, containerboard and white paper operations. We believe these assets are collectively undervalued by the public markets.

Timber has been, over the past century, among the best performing asset classes in the U.S. marketplace. Weyerhaeuser’s timber assets are considered among the nation’s finest, given the geographic location and species mix which the company controls. Weyerhaeuser currently suffers from a competitive disadvantage versus most other large timber owners in that it is taxed as a “C-Corp”, paying the full U.S. corporate tax rate on timber-generated earnings, versus many of their competitors who have reorganized as, or sold their timber to, Timber REITs or TIMOs (Timber Investment Management Organizations). Both of these structures are more structurally efficient compared to traditional C-Corp’s. Legislation designed to eliminate this structural disadvantage failed to gain congressional approval in 2006 - we anticipate that Weyerhaeuser and other C-Corp. timber owners will actively consider alternatives to unlock this negative value differential.

Fund Summary  |  35

In addition to timber holdings, the company has been active in seeking to enhance and crystallize the value of its other operations. Currently pending is a transaction which will result in the combination of Weyerhaeuser’s white paper division with Domtar Inc. of Canada which we believe will unlock substantial value for Weyerhaeuser shareholders. The company is also restructuring its containerboard division.

Given its business lines, Weyerhaeuser is a cyclical company with substantial exposure to the U.S. housing market. Despite the weakness in housing and prospects for further general economic weakness, we believe the value and long-term performance of Weyerhaeuser’s timber and other assets are under-appreciated and under-valued by the market and that catalysts which will unlock substantial shareholder value are likely to be forthcoming.

In keeping with Southeastern Asset Management’s disclosure policies, Mason Hawkins has not contributed commentary on his holdings for this report.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

36 | The Masters’ Select Funds Trust

Masters’ Select Value Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
COMMON STOCKS: 97.5%
Consumer Discretionary: 39.6%
192,500	Amazon.Com, Inc.*	$7,596,050
153,000	Comcast Corp. - Special Class A*	6,407,640
470,600	DIRECTV Group, Inc. (The)*	11,736,764
360,400	Discovery Holding Co. - Class A*	5,798,836
255,000	Disney (Walt) Co.	8,738,850
300,000	Eastman Kodak Co.	7,740,000
223,000	General Motors Corp.	6,850,560
315,000	Home Depot, Inc. (The)	12,650,400
240,000	IAC/InterActiveCorp.*	8,918,400
470,250	Liberty Media Holding Corp. - Interactive*	10,143,293
43,750	Liberty Media Holding Corp.- Capital*	4,286,625
142,320	Limited Brands	4,118,741
140,500	McDonald’s Corp.	6,228,365
357,240	News Corp.	7,673,515
254,947	NTL, Inc.	6,434,862
162,000	Pulte Homes, Inc.	5,365,440
119,100	Ryland Group, Inc.	6,505,242
287,000	Time Warner, Inc.	6,250,860
147,500	Viacom, Inc. - Class B*	6,051,925
100,000	Yum! Brands, Inc.	5,880,000
		145,376,368
Consumer Staples: 7.1%
234,139	Imperial Tobacco Group Plc	9,217,782
1,650	Japan Tobacco, Inc.	7,971,015
144,299	KT&G Corp.	8,766,552
		25,955,349
Finance: 12.6%
170,000	Aon Corp.	6,007,800
2,392	Berkshire Hathaway, Inc. - Class B*	8,769,072
100,000	Capital One Financial Corp.	7,682,000
20,000	Fairfax Financial Holdings Ltd.	3,975,802
175,000	JPMorgan Chase & Co.	8,452,500
460	Mitsubishi UFJ Financial Group, Inc.	5,681,160
126,500	Washington Mutual, Inc.	5,754,485
		46,322,819

Healthcare, Pharmaceuticals & Biotechnology: 0.9%
117,000	IMS Health, Inc.	3,215,160

Industrials: 10.5%
72,129	Armstrong World Industries, Inc.*	3,057,548
63,000	Dun & Bradstreet Corp.*	5,215,770
44,000	FedEx Corp.	4,779,280
153,600	Orkla ASA - Class A	8,705,973
552,120	Tyco International Ltd.	16,784,448
		38,543,019
Materials: 7.3%
274,876	Cemex S.A. de C.V. - ADR	9,312,799
3,200	Sika AG*	4,958,800
131,180	Temple-Inland, Inc.	6,038,215
93,510	Weyerhaeuser Co.	6,606,481
		26,916,295

Shares/ Principal Amount		Value
Technology: 11.1%
36	Comdisco Holding Co., Inc.	$425
3,650,000	Comdisco, Inc.*	-
619,000	Dell, Inc.*	15,530,710
15,000	Google, Inc. - Class A*	6,907,200
264,000	Intel Corp.	5,346,000
234,000	Western Union Co. (The)	5,246,280
300,000	Yahoo!, Inc.*	7,662,000
		40,692,615
Telecommunication Services: 8.4%
1,400,000	Level 3 Communications, Inc.*	7,840,000
753,000	Sprint Nextel Corp.	14,224,170
84,000	Telephone & Data Systems, Inc. - Special Shares	4,166,400
84,000	Telephone & Data Systems, Inc.	4,563,720
		30,794,290
TOTAL COMMON STOCKS (cost $268,334,913)		357,815,915

PREFERRED STOCKS: 0.0%

Telecommunication Services: 0.0%
54	PTV, Inc.*	216

TOTAL PREFERRED STOCKS (cost $0)		216

NOTES & BONDS: 1.3%

Telecommunications: 1.3%
2,533,000	Level 3 Communications, Inc.
	10.000%, 05/01/2011	4,603,727

TOTAL NOTES & BONDS (cost $2,533,000)		4,603,727

SHORT-TERM INVESTMENTS: 1.2%
$4,427,000	State Street Bank & Trust Co., 3.600%, 12/31/06, due 01/02/07 [collateral: $3,565,000, US Treasury Notes, 7.125%, due 02/15/23, value $4,521,714] (proceeds $4,428,771)	4,427,000

TOTAL SHORT-TERM INVESTMENTS (cost $4,427,000)		4,427,000

TOTAL INVESTMENTS IN SECURITIES (cost $275,294,913): 100.0%		366,846,858

Other Assets less Liabilities: 0.0%		171,393

Net Assets: 100.00%		$367,018,251

ADR	American Depository Receipt
*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments  |  37

Masters’ Select Smaller Companies Fund Review

In what was yet another very strong year for small-cap stocks, Masters’ Select Smaller Companies returned 9.67%. This return materially lagged the Russell 2000 benchmark return of 18.37%. The Lipper Small Cap Core Index returned 13.70%.

The fund’s below benchmark return in 2006 dragged down its average annual return since its inception to 15.69%. Though this is a strong absolute return, it now lags its Russell 2000 benchmark which returned 18.82% over the same time period. Most of this underperformance is attributable to the fund’s 2006 performance.

Comparison Chart

The value of a hypothetical $10,000 investment in the Masters’ Select Smaller Companies Fund from its inception (6/30/03) to present as compared with the Russell 2000 Index and the Lipper Small Cap Core Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply future performance. Indices are unmanaged, do not incur fees and cannot be invested in directly.

Performance as of December 31, 2006

	Average Annual Total Returns
	One-Year	Three-Year	Since Inception (6/30/03)
Masters’ Select Smaller Companies Fund	9.67%	11.80%	15.69%
Russell 2000 Index	18.37%	13.56%	18.82%
Lipper Small Cap Core Index	13.70%	13.12%	17.98%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

The fund invests in smaller companies which involve more risk such as limited liquidity and greater volatility. Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates.

See page 78 for index definitions

Performance Commentary

Over the fund’s 42 month life a 15.69% average annual return seems quite good. But, it has been an exceptionally strong period for small-cap stocks and within that context the fund’s performance has been disappointing. Three and one-half years is not a long time, so we are not overly concerned—but we are certainly not satisfied with the performance. There are several factors behind the fund’s disappointing performance:

Cash drag: Over the life of the fund its average cash reserve has been about 13%. With small-cap stocks returning almost 19% per year during this period, these cash holdings have been very costly. Based on our attribution analysis, holding cash cost the fund over 12 percentage points of return over its life (this number is not annualized). This drag on performance almost fully accounts for the performance difference between the fund and the benchmark.

We’ve discussed the cash holdings with the sub-advisors, two of whom have been the primary holders of cash. Bob Rodriguez has had the highest cash reserves on average, and his reasons for holding cash have been mostly valuation driven. He believes there are currently few bargains in the small-cap world and at any point in time several of his positions have been close to reaching his sell targets so that he hasn’t wanted to buy more shares. In some cases other stocks which were undervalued were in sectors that already were heavily weighted in the portfolio or were exposed to areas of the economy that he is concerned about (e.g. the consumer.) Rodriguez’s performance on the stock portion of his portfolio has been excellent and we continue to consider ourselves very fortunate to have the services of Rodriguez and his team on the fund.

We don’t expect the fund’s cash holdings will average out at such a high level over the long run (and over the long run we believe that small-cap stock returns will be significantly lower than the lofty levels of the last few years). As of the end of 2006 cash was down to about 7% of assets.

Manager performance: A poor relative performance year in 2006 for four of the fund’s five sub-advisors hurt their long-term standing relative to their benchmarks. But, while only one of the managers has beaten his benchmarks since the fund’s inception, all but one are within striking distance (note: Copper Rock has been part of the fund for only six months). The one that isn’t has experienced serious performance struggles and has underperformed by a very sizable margin—a margin that comes close to accounting for the fund’s entire underperformance relative to its benchmark.

We have increased our ongoing due diligence with respect to this sub-advisor with multiple meetings during 2006 and we will continue to carefully consider whether he is well suited to run a concentrated portfolio. Our job is to determine whether the performance problems are a function of errors in discipline, bad judgment, research shortcomings or other factors that would tend to undermine our confidence. On the other hand it could be a combination of mistakes (they happen even to great stock pickers), an environment not conducive to the stock picker’s style, bad luck, or being early in buying some stocks that ultimately could be strong performers. If the latter group of reasons can explain the underperformance, the stock picker may be due for a powerful rebound and may be worthy of our confidence with respect to his long-term skill.

38 | The Masters’ Select Funds Trust

With respect to the other four sub-advisors we continue to have a high level of confidence and expect them to reward that confidence over the long run. Two of these four, Dick Weiss and Bill D’Alonzo, have run similar portfolios for Masters’ Select Equity Fund for ten years.

Despite the struggles of Masters’ Select Smaller Companies, it is still early in its life and we remain very optimistic about its long-run potential. While there is no guarantee that this fund will perform as our other funds, the two oldest Masters’ Select Funds, Equity and International, have both had some very rough performance periods, but over the long run still built very strong records. (See the individual reports on each of these funds.)

Portfolio Commentary

A number of factors contributed to the fund’s performance during 2006. The highlights follow.

Performance of managers: In 2006, one of the fund’s five sub-advisors beat their benchmark by a wide margin and three of the managers significantly underperformed their benchmarks. The fifth sub-advisor, who has only been on the fund for six months, trailed their benchmark during that short period. The individual manager returns ranged from a loss of 4.3% to a gain of 20.9%.

Sector and stock-picking impact:  Though all the Masters’ Select funds are driven by bottom-up stock picking, the sector exposure that results from this process may provide some insight into the fund’s shorter term performance relative to the Russell 2000 Index. Based on our attribution analysis, the fund’s overall sector exposure had a net negative effect in 2006. Specifically, the fund was hurt by its lack of exposure to the top-performing materials sector, as well as its over-weighting to the information technology sector, one of the poorer-performing sectors for the year. The fund’s average cash position of 12% was also a significant drag on returns.

Performance was also hurt by poor stock selection within the consumer discretionary, information technology, health care and industrials sectors. The biggest negative contributors were newspaper company, Journal Register, which declined 47% and detracted roughly 130 basis points (1.3%) from the fund’s performance, and Global Power Equipment, which fell 84%, and cost the fund almost 100 basis points of performance. On the plus side, Natco Group, an oil and gas equipment manufacturer, gained 64% and contributed roughly 115 basis points to the fund’s return. Transportation/logistics company, Hub Group (up 51%), and retailer, Jo-Ann Stores (up 105%), each contributed roughly 80 basis points to the fund’s overall return.

Leaders and laggards: Three of the fund’s managers placed at least one stock on the list of the fund’s top ten dollar gainers for the year. Three managers also had at least one name on the list of the ten largest losers. Six of the top ten stock winners remained in the portfolio at year-end, while only three of the ten largest losers remained in the fund. See the table on page 41 for the portfolio leaders and laggards over the past six and twelve months. The table includes dollar gains and losses as well as percentage gains and losses.

Portfolio mix: There were some notable changes to the fund’s sector exposures during the year. Most significantly, the exposure to energy stocks dropped to 9.5% from 17.3% at the end of 2005. Meanwhile, the fund’s allocation to health care and technology stocks each increased by more than five percentage points. The fund’s biggest overweighting relative to the Russell 2000 Index is now in the technology sector (27.4% of the fund’s assets versus 18.4% for the index). It is also overweighted to energy and industrials. The fund remains significantly underweighted to financials (10.2% versus 22.5%) and materials (0.0% versus 4.6%). At year-end the fund’s cash position stood at 7.3%, down from 14.4% a year earlier.

The fund’s allocation to micro-cap stocks (below $500 million market cap) dropped slightly during the year to 11.9% of the portfolio at year-end, while the exposure to mid-cap stocks (greater than $4 billion market cap) increased slightly to 8.8%. The fund’s weighted average market cap is $1.8 billion. Relative to the index, the fund is significantly underweighted to stocks with market caps in the $500 million to $1.6 billion range (44% for the fund vs. 59% for the index) and overweighted to companies above $1.6 billion in market cap (37% vs. 26%).

Please see the table on page 42 for the fund’s sector weights and market cap exposure.

Miscellaneous

Taxes: Masters’ Select Smaller Companies Fund made a tax distribution of $0.62 per share in December. Approximately 73% of the distribution was eligible for favorable tax treatment as either a long-term capital gain or qualifying dividend. We will continue to work with the fund’s sub-advisors to manage the fund in a tax-aware manner. This will include taking short-term losses when there is an alternative investment that is equally attractive and using other tax-management techniques. However, the managers will not sacrifice pre-tax performance in pursuit of after-tax performance since the fund has tax-exempt, as well as taxable, investors.

Expenses: Expenses for all of 2006 were 1.31% of average net assets.

Accolades: During 2006, Masters’ Select Smaller Companies maintained its “A” stewardship grade from Morningstar. It also is a Fund Analyst Pick in the Small Growth category. (Note: we believe the fund is a “small blend” fund but that its portfolio has looked somewhat growthier because the fund’s growth-oriented sub-advisors have been more fully invested than the fund’s other sub-advisors, on average.) In Morningstar’s recent analyst research report published in December 2006 they wrote about the fund: “It hasn’t delivered on its tremendous potential thus far, but Masters’ Select Smaller Companies is a fine holding…We think investors who take a patient approach with this fund will ultimately be rewarded. It will likely outpace its benchmark when growth finally returns to favor, and its sub-advisors’ almost uniformly excellent long-term records provide a measure of comfort. Furthermore, the fund’s advisor, Litman/Gregory, has put the fund in a position to succeed by committing to closing it at a small size (thus giving the sub-advisors flexibility), yet charging a modest expense ratio.”1

Fund Summary  |  39

In Closing

Small-cap stock returns have been very strong since Masters’ Select Smaller Companies was launched. We believe that average annual returns in the mid-to-high teens are not sustainable over the long run and shareholders should not expect them. However, while absolute returns are likely to be lower over the next few years, on average, we believe Masters’ Select Smaller Companies’ relative return is likely to be better. This belief stems from our confidence in our group of sub-advisors, their ability to execute a concentrated investment strategy and the history of the most established Masters’ Select funds. This history has taught us that the typical Masters’ Select portfolio is unique, usually very different from its benchmarks, and because they are different, prone to periods of sharp outperformance and underperformance. As time periods extend, the funds have tended to outperform as evidenced by the fact that, in aggregate, the Masters’ Select funds have outperformed their benchmarks in 77% of the 130 rolling five-year time periods in which they have operated (see page 6 in the Masters’ Select Long-Term Performance Metrics section for more detail.) There is no guarantee that the Smaller Companies Fund will perform in the same manner of the other Masters’ Select Funds, as each Fund is unique with respect to its investment strategies, portfolio composition and risks.

As always, we value your confidence and continue to invest alongside you while staying focused on the goal of extending the success of Masters’ Select into the future.

Please see page 43 for specific stock commentaries written by the Masters’ Select Smaller Companies’ managers.

1
Morningstar, Inc. is an independent mutual fund research and rating service. The Morningstar Stewardship Grade is based on the evaluation of five areas critical for mutual fund governance and operations. The five areas are: 1) Regulatory Issues- they examine the firm’s record in the past three years, 2) Board Quality- examines the quality of the fund’s board of directors, 3) Manager Incentives- examines the fund managers’ pay as well as the level of their investment in fund shares, 4) Fees- examines the amount that a management company charges fund shareholders and 5) Corporate Culture- evidence that a firm has a deep-rooted understanding of its role as a fiduciary. Each area will receive one of the following ratings Excellent, Good, Fair, Poor or Very Poor. Funds are assigned a letter grade from A (best) to F (worst) based on the cumulative total of points they received from each category. The Masters’ Select Smaller Companies Fund received an Overall Grade of “A” for 2006.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any security or any other funds mentioned herein. The views herein are those of Litman/Gregory Fund Advisors, LLC at the time the material is written and may not be reflective of current conditions.

40 | The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Fund Leaders and Laggards (Unaudited)

For the Six Months Ended December 31, 2006

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Isilon Systems, Inc.	12,136	84.9%
Cbeyond, Inc.	923,452	70.3%
Jo-Ann Stores, Inc.	1,606,925	67.9%
Interpublic Group of Companies, Inc.	1,649,749	46.6%
Vasco Data Security International	1,560,273	42.3%
Parametric Technologies Corp.	1,678,267	36.4%
Embarcadero Technologies, Inc.	1,624,706	32.9%
dELiA*s, Inc.	1,467,049	32.7%
Big Lots, Inc.	846,623	32.5%
Anadigics, Inc.	1,167,309	31.4%
	12,536,487

Global Power Equipment Group, Inc.	(1,718,334)	(77.8%)
Tweeter Home Entertainment Group, Inc.	(2,062,583)	(43.4%)
Journal Register Co.	(1,084,690)	(21.5%)
Albany International Corp.	(1,294,052)	(20.1%)
Witness Systems, Inc.	(1,436,596)	(19.6%)
Williams Scotsman International, Inc.	(587,005)	(18.2%)
Microsemi Corp.	(451,749)	(16.8%)
PetroHawk Energy Corp.	(910,193)	(14.7%)
Manitowoc Co.	(993,667)	(13.1%)
Trinity Industries, Inc.	(697,992)	(12.6%)
	(11,236,862)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Parametric Technologies Corp.	1,678,267	36.4%
Interpublic Group of Companies, Inc.	1,649,749	46.6%
Embarcadero Technologies, Inc.	1,624,706	32.9%
Jo-Ann Stores, Inc.	1,606,925	67.9%
Vasco Data Security International	1,560,273	42.3%
dELiA*s, Inc.	1,467,049	32.7%
Epicor Spftware Corp.	1,386,173	27.8%
Avnet, Inc.	1,356,568	26.7%
Anadigics, Inc.	1,167,309	31.4%
Magma Design Automation, Inc.	1,150,491	21.7%
	14,647,509

Tweeter Home Entertainment Group, Inc.	(2,062,583)	(43.4%)
Global Power Equipment Group, Inc.	(1,718,334)	(77.8%)
Witness Systems, Inc.	(1,436,596)	(19.6%)
Albany International Corp.	(1,294,052)	(20.1%)
Journal Register Co.	(1,084,690)	(21.5%)
Manitowoc Co.	(993,667)	(13.1%)
PetroHawk Energy Corp.	(910,193)	(14.7%)
Trinity Industries, Inc.	(697,992)	(12.6%)
Dynamic Materials Corp.	(669,297)	(12.6%)
Williams Scotsman International, Inc.	(587,005)	(18.2%)
	(11,454,409)

For the Year Ended December 31, 2006

By Percentage Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
Jo-Ann Stores, Inc.	2,037,377	105.3%
Big Lots, Inc.	1,597,200	86.1%
Isilon Systems, Inc.	12,136	84.9%
Cbeyond, Inc.	923,452	70.3%
NATCO Group, Inc.	3,465,185	63.8%
Rent-A-Center, Inc.	971,538	54.9%
HUB Group, Inc.	2,184,813	50.5%
Manitowoc Co.	2,131,815	47.9%
Core Laboratories NV	1,987,460	43.7%
Markel Corp.	1,313,972	40.6%
	16,624,947

Global Power Equipment Group, Inc.	(2,637,497)	(84.3%)
Journal Register Co.	(3,584,798)	(47.4%)
DynCorp International, Inc.	(2,065,425)	(34.4%)
Tweeter Home Entertainment Group, Inc.	(1,388,932)	(32.7%)
Radio One, Inc.	(1,370,616)	(28.1%)
Autobytel, Inc.	(735,266)	(27.9%)
Lee Enterprises, Inc.	(1,319,617)	(27.2%)
Invacare Corp.	(1,268,628)	(18.9%)
Dynamic Materials Corp.	(1,084,021)	(18.9%)
Williams Scotsman International, Inc.	(587,005)	(18.2%)
	(16,041,804)

By Dollar Gain / Loss

Security	Twelve Month Dollar Contribution/(Loss)	Twelve Month % Change
NATCO Group, Inc.	3,465,185	63.8%
HUB Group, Inc.	2,184,813	50.5%
Manitowoc Co.	2,131,815	47.9%
Jo-Ann Stores, Inc.	2,037,377	105.3%
Core Laboratories NV	1,987,460	43.7%
Skechers U.S.A., Inc.	1,615,715	27.4%
Big Lots, Inc.	1,597,200	86.1%
CapitalSource, Inc.	1,537,526	33.6%
Trinity Industries, Inc.	1,518,453	26.2%
dELiA*s, Inc.	1,433,317	31.7%
	19,508,860

Journal Register Co.	(3,584,798)	(47.4%)
Global Power Equipment Group, Inc.	(2,637,497)	(84.3%)
DynCorp International, Inc.	(2,065,425)	(34.4%)
Tweeter Home Entertainment Group, Inc.	(1,388,932)	(32.7%)
Radio One, Inc.	(1,370,616)	(28.1%)
Lee Enterprises, Inc.	(1,319,617)	(27.2%)
Invacare Corp.	(1,268,628)	(18.9%)
Witness Systems, Inc.	(1,264,678)	(17.6%)
Dynamic Materials Corp.	(1,084,021)	(18.9%)
PetroHawk Energy Corp.	(954,256)	(15.3%)
	(16,938,467)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fund Summary  |  41

Masters’ Select Smaller Companies Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Bill D’Alonzo and team	Friess Associates, LLC	20%	Small and mid-sized companies	Growth

John Rogers, Jr.	Ariel Capital Management, LLC	20%	Small and mid-sized companies	Value

Robert Rodriguez	First Pacific Advisors, LLC	20%	Small and mid-sized companies	Value

Dick Weiss	Wells Capital Management, Inc.	20%	Small and mid-sized companies	Growth at a reasonable price

Michael Malouf and Tucker Walsh	Copper Rock Capital Partners, LLC	20%	Small and mid-sized companies	Growth

Portfolio Composition*

The fund holds 65 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Micro-Cap < $500 million
Small-Cap $500 million - $1.6 billion
Small-Mid Cap $1.6 billion - $4 billion
Mid-Cap > $4 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Weights
	Fund	Russell 2000 Index
Consumer Discretionary	16.0%	15.8%
Consumer Staples	0.0%	3.2%
Energy	9.5%	5.1%
Finance	10.2%	22.5%
Health Care & Pharmaceuticals	10.8%	11.8%
Industrials	17.9%	14.2%
Materials	0.0%	4.6%
Technology	27.4%	18.4%
Telecommunications	0.8%	1.5%
Utilities	0.0%	3.0%
Cash Equivalents & Other	7.3%	0.0%
	100.0%	100.0%

42 | The Masters’ Select Funds Trust

Masters’ Select Smaller Companies Stock Highlights

Washington Group International, Inc. - Bill D’Alonzo

Five years ago a company that helped build the Hoover Dam, San Francisco Bay Bridge and Kennedy Space Center was just emerging from Chapter 11 reorganization. Now debt-free with over $3 billion in annual revenue, Washington Group is again adding chapters to its storied past.

NASDAQ-listed Washington Group International is a leading provider of engineering, construction and management solutions. With a presence in more than 45 countries throughout Asia, the Middle East, Europe and the Americas, it operates six primary business units: power, infrastructure, mining, industrial process, defense, and energy and environment.

An ill-advised purchase of Raytheon’s engineering and construction unit in 2000 saddled the company with debt and resulted in bankruptcy. Following a restructuring, its size and vast technical expertise make it a solid choice for high-profile government contracts, including destroying weapons of mass destruction and helping rebuild war-torn Iraq. Government work generates about half of revenue.

September-quarter earnings rose to $22.1 million, excluding charges related to cost overruns from two legacy highway construction projects. Results were fueled by worldwide demand for heavy construction services. Washington Group benefits from increased investment in existing oil-and-gas and power infrastructure as well as the new construction and management of coal and nuclear plants. Its specialized competency in the decommissioning and disposal of hazardous materials ensures a stream of new government opportunities.

The Friess team spoke with Treasurer Earl Ward about the company’s conservative operating strategy. Management has focused on structuring new business as cost-reimbursable rather than higher-risk fixed-price contracts. At $5.1 billion, backlogged business recently reached its highest level since reorganization, with 82 percent of the contracts made under cost-reimbursable terms.

The Friess team bought Washington Group at 19 times current 2006 earnings estimates. Wall Street predicts the company will finish the year with 31 percent earnings growth.

Markel Corp. - John Rogers

An international specialty insurance holding company, Markel Corporation provides insurance products for niche markets such as children’s camps, medical malpractice, horse mortality and extreme sports. By clearly defining its competencies, the company has developed expertise and significant market knowledge that enable it to tailor specialized coverage for unique risks. We believe Markel’s differentiated product offerings position the company to maintain and successfully grow its client base while insulating it against aggressive price competition. Markel differs from traditional insurers by placing a larger portion of its investment portfolio in equity securities.  The company executes a value-oriented investment philosophy, with 23% of total investments ($1.5 billion) in equity securities, with internal expectations of double digit returns.

Over the course of its 76-year history, Markel has developed a track record of superior underwriting results as well as an ability to steer the company through difficult periods. Key to this is the discipline of the company’s management and its strict standards for profitability, underwriting integrity and shareholder value. The 2005 hurricane season was the largest and most costly on record.  Hurricanes Katrina, Rita and Wilma are estimated to have caused over $50 billion in insured losses for the industry.  Despite its diverse portfolio, the severity of the 2005 hurricanes took a substantial toll on Markel’s bottom line, with an estimated cost of more than $300 million.  Notwithstanding these losses, for the full year 2005 the company experienced a total underwriting loss of only $12 million on $1.9 billion of net earned premium.  Furthermore, Markel was able to grow book value per share by 3%, driven primarily by income from its investment portfolio.

On the heels of the 2005 hurricane season, insurance companies were able to raise prices in response to the consensus opinion that catastrophes had permanently increased in frequency and severity.  As the 2006 hurricane season came to a close with no major storm activity, Markel reported impressive results and investors were handsomely rewarded.

We believe Markel boasts a very high quality management team that executes a disciplined underwriting strategy that should produce gains through all parts of the insurance cycle and earn good returns on its investment portfolio, and thus remains a solid holding.

Big Lots, Inc. - Robert Rodriguez

As value investors, we like nothing more than to find a good business that has stumbled, where the wax holding its wings together has melted and its once high-flying stock price has plummeted to earth. We expend our time and energy establishing that its wings are reparable and the company will once again take flight. We claim a better expertise at ascertaining such likelihood than we do at understanding its timing. In the case of Big Lots, Inc., the timing has certainly taken longer than we expected but its business seems finally to have begun its long-awaited ascent.

Big Lots operates 1,403 stores, making them the largest purveyor of close-out merchandise in the country, but they compete for the consumer’s wallet with all discount stores, including Wal-Mart and Target. As the competition has improved in its ability to deliver merchandise at terrific prices to their customer, Big Lots’ pricing umbrella shrunk and their operating margins contracted commensurately, from 7.5% in 1997 to 0.8% in 2005. Prior management failed to rise to the competitive challenge. Steven Fishman joined the company as CEO in July 2005. Although the jury is still out, he has proven far more adept at controlling costs, keeping the stores in stock and clean, and offering the merchandise that their customer wants.

We made our investment in this once high-flying growth stock at an average cost of $13.58 in 2003, when we began investing a portion of the Masters’ Select Smaller Companies Fund. The business had been performing poorly but we believed that 6% operating margins, 20% below the 1997 level, were still attainable. At current sales levels, that would equate to $1.55 in potential earnings per share, just 8.8x our average cost. Should Big Lots achieve its potential, its stock price performance would not be dissimilar to other successful investments we have made, many of which trade in a narrow range for many years until one day Wall Street recognizes that the business has turned and accords it a higher multiple on what would then be higher earnings.

Fund Summary  |  43

We look back and can point to stocks we have owned that have barely budged for years that suddenly double (or more) in a matter of months. To be fair, we can also point out those that did not. Although we espouse long-term investing, long-term does not mean forever. In 2005, when the new CEO joined the company, we stated that if we did not see an improvement in various operating metrics, we would reconsider our investment in Big Lots. Fortunately, Mr. Fishman’s initial steps have borne fruit and comparable store sales and margins have improved, and the company has repurchased shares at lower prices. Although operating margins remain well below their potential at just 2.3% for the trailing twelve months, Wall Street has begun to anticipate further improvement and driven Big Lots stock to higher levels. Its stock price almost doubled in 2006. Analyst consensus expectation for 2007 projects operating margins approaching 4% and earnings per share of $1.02. The 2007 Price/Earnings ratio would be 23.8x should this come to pass. As we prefer to buy into weakness and sell into strength, we have liquidated more than one-third of our position at $22.13. With margins recovering but still below our expectation, we believe that additional upside from the $24.27 current price is available and thus, we hold the remaining position and continue to monitor the company’s progress.1

dELiA*s, Inc. - Dick Weiss

dELiA*s, INC. is a teen retailer selling a variety of products through its retail stores and direct channels. It offers three lifestyle brands—dELiA*s, Alloy, and CCS—and targets consumers between the ages of 12 and 19. The company operates dELiA*s mall-based specialty retail stores that sell a range of lifestyle-oriented apparel and accessories for teenage girls. The company currently operates 71 dELiA*s mall-based specialty retail stores, including two outlet stores. The company was founded in 1997 and is based in New York. The company has three brands: 1) dELiA*s, which targets teenage girls and includes apparel, shoes, accessories, and home goods in both retail stores and through a direct channel; 2) Alloy, a predominantly branded junior apparel catalog and e-commerce site for teenage girls; and 3) Central California Skate (CCS), a catalog and e-commerce site for skateboarding and snowboarding equipment, apparel, and footwear products targeted toward teenage boys.

dELiA*s was spun off from Alloy, Inc. in December 2005. Prior to the spin, Alloy had two primary lines of business: media & marketing services and merchandising. As these businesses grew, it became apparent that the two businesses were not synergistic. In fact they had two distinct operating profiles and capital requirements and required different management expertise. We added the stock to the portfolio shortly after the IPO. At the time the company was not followed by any sell-side research firms and we felt it was undiscovered. The company’s strong management team, which draws from their previous experience at a number of high-quality retailers, is well regarded within the industry.

With its roots in the direct channel, internet and catalog are an important business segment for dELiA*s. Historically, approximately two-thirds of sales have come from the segment with the remainder attributable to retail locations. dELiA*s expansion plan includes opening regionally clustered stores. Over the long term, the company believes that there is demand for approximately 350 to 400 stores.

dELiA*s competes in a crowded market. The company differentiates itself by finding the “white space” in the competitive landscape and offers difficult-to-find products for its “girl next door” customer. As an example, dELiA*s carries a wider variety of fits and longer inseam bottoms, versus typical retailers.

We believe that dELiA*s is one of the few pure, early-stage square-footage growth stories in the specialty apparel space. Significant long-term square-footage growth from a current base of approximately 71 stores will drive top line growth for years to come. dELiA*s has committed to 25% square-footage growth for FY06 and we believe that 20-25% annual square-footage growth for the next several years would be reasonable to assume. dELiA*s also is a margin turnaround story. Based on competitors’ models, it is reasonable to believe that operating margins could move from current low-single-digits to the high-single-digit range. Shares of DLIA are attractive at 1.0x 2006E EV/Sales compared to the group average of 1.6x.

BE Aerospace, Inc. - Michael Malouf and Tucker Walsh

B/E AEROSPACE (BEAV) manufactures cabin interior products for commercial passenger aircraft and business jets and retrofits airlines for commercial and freighter use. BEAV has approximately 45% leading market share in all major product segments with customers comprising every airline and aircraft manufacturer. The commercial aerospace market forecasts a good outlook for the next 12 - 18 months and further into the back half of the decade, despite some of the inherent industry risks like competition and government regulation. During this time, it is estimated that a majority of the US airline carriers will require new cabin interior upgrades to remain competitive with the international airlines and their fleets.

Copper Rock considers three primary questions when adding a stock to the portfolio: is the company exhibiting strong revenue growth of 15% or more and strong earnings growth upwards of 20%, is this growth sustainable, and is the growth priced into the market. BEAV has exhibited all of these characteristics. It is one of the larger positions in the portfolio and has been a top contributor to performance in the second half of 2006. The company has improved its leadership in the space by acquiring premier companies, improving its operations, and constantly innovating. Specifically, the company has the largest market share in the seating and interior equipment markets. BEAV has positioned itself very well to capitalize on further growth because it has already installed more than one million seats in the existing global airline fleet. The company is typically the primary supplier for upgrades, replacements, and new installations since airlines usually employ the original supplier. Finally, 2007 revenue is expected to be over $1.35 billion, which is up 23% over 2006.

44  | The Masters’ Select Funds Trust

In October 2006, the company announced that third quarter financial results exceeded expectations. Guidance for the 2006 year was raised and the company was confident establishing 2007 guidance and providing an extensive three year outlook. Some of the highlights most important to Copper Rock’s decision to own the stock were: record third quarter revenues reflecting a 32.6% year over year growth, including organic growth of 25.5%. The organic growth figure was especially important as the company captured market share quickly by successfully acquiring and integrating other companies. The increase in sales volume for seating, interiors and engineering services was another indication of solid growth. The business jet segment generated higher revenues for the quarter compared to the same period in 2005, but it had slightly lower operating earnings due to a delay in delivery of the Airbus 380. Despite this fact, Copper Rock does not believe it will have a long term negative impact on the company, particularly since the margin expansion for the seating and interior systems segment remains so strong and manufacturing efficiencies have been realized. Within the US, the company also won two retrofit contracts from domestic airlines, implying the beginning of the domestic retrofit cycle is just around the corner.

Both decreasing energy prices and continued improvement in business travel since the lows after 9/11 contribute to a favorable market environment where BEAV can outperform. The company also forecasts operating earnings growth over the next three years to be approximately 40 - 45%, which is well above 20% target that Copper Rock seeks when it evaluates a company.

See page 79 for Industry Terms and Definitions

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  |  45

Masters’ Select Smaller Companies Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
COMMON STOCKS: 92.7%
Consumer Discretionary: 16.1%
96,000	Big Lots, Inc.*	$2,200,320
71,900	Career Education Corp.*	1,781,682
302,900	Charming Shoppes, Inc.*	4,098,237
60,600	Cox Radio, Inc. - Class A*	987,780
568,000	dELiA*s, Inc.*	5,958,320
204,100	Foot Locker, Inc.	4,475,913
190,000	Interface, Inc.*	2,701,800
424,100	Interpublic Group of Companies, Inc.*	5,190,984
161,500	Jo-Ann Stores, Inc.*	3,972,900
412,600	Journal Register Co.	3,011,980
125,749	Pinnacle Entertainment, Inc.*	4,167,322
274,200	Radio One, Inc.*	1,848,108
92,900	Rent-A-Center, Inc.*	2,741,479
		43,136,825
Energy: 9.5%
83,439	Hercules Offshore, Inc.*	2,411,387
77,000	Lufkin Industries, Inc.	4,472,160
85,300	National Oilwell Varco, Inc.*	5,218,654
167,800	Patterson-UTI Energy, Inc.	3,897,994
260,000	Petroquest Energy, Inc.*	3,312,400
179,900	Rosetta Resourses, Inc.*	3,358,733
84,800	Rowan Companies, Inc.	2,815,360
		25,486,688
Finance: 10.2%
17,909	Affiliated Managers Group, Inc.*	1,882,773
190,000	CapitalSource, Inc.	5,188,900
57,668	GFI Group, Inc.*	3,590,410
57,450	HCC Insurance Holdings, Inc.	1,843,570
81,500	Investors Financial Services Corp.	3,477,605
205,400	Janus Capital Group, Inc.	4,434,586
7,405	Markel Corp.*	3,555,141
12,200	Mercury General Corp.	643,306
94,300	Nasdaq Stock Market, Inc.*	2,903,497
		27,519,788
Healthcare, Pharmaceuticals & Biotechnology: 10.8%
149,972	Adams Respiratory Therapeutics, Inc.*	6,120,357
150,000	Angiodynamics, Inc.*	3,223,500
29,200	Apria Healthcare Group, Inc.*	778,180
970,000	Draxis Health, Inc.*	4,685,100
139,200	Invacare Corp.	3,417,360
139,046	Radiation Therapy Services, Inc.*	4,382,730
118,000	Respironics, Inc.*	4,454,500
80,000	The Providence Service Corp.*	2,010,400
		29,072,127
Industrials: 17.9%
146,200	AAR Corp.*	4,267,578
166,100	ACCO Brands Corp.*	4,396,667
145,000	Albany International Corp.	4,771,950
60,400	American Commercial Lines*	3,956,804
144,177	BE Aerospace, Inc.*	3,702,465
77,700	ESCO Technologies, Inc.*	3,530,688
236,200	HUB Group, Inc.*	6,507,310
202,000	Interline Brands, Inc.*	4,538,940
87,100	Kenexa Corp.*	2,896,946
137,400	Trinity Industries, Inc.	4,836,480
80,000	Washington Group International, Inc.*	4,783,200
		48,189,028

Shares/ Principal Amount		Value
Technology: 27.4%
338,180	Anadigics, Inc.*	$2,996,275
660,000	Ariba, Inc.*	5,108,400
370,000	Arris Group, Inc.*	4,628,700
239,700	Avnet, Inc.*	6,119,541
772,400	BearingPoint, Inc.*	6,078,788
55,300	Black Box Corp.	2,322,047
121,600	Blackboard, Inc.*	3,652,864
383,000	Epicor Software Corp.*	5,174,330
220,000	Heartland Payment Systems, Inc.	6,215,000
228,100	Hewitt Associates, Inc. - Class A*	5,873,575
59,100	Littelfuse, Inc.*	1,884,108
625,000	Magma Design Automation, Inc.*	5,581,250
313,200	Parametric Technology Corp.*	5,643,864
156,100	Rackable Systems, Inc.*	4,834,417
235,000	SimpleTech, Inc.*	2,979,800
376,500	Vasco Data Security International*	4,461,525
		73,554,484
Telecommunications: 0.8%
73,100	Cbeyond, Inc.*	2,236,129

TOTAL COMMON STOCKS (cost $213,630,278)		249,195,069

SHORT-TERM INVESTMENTS: 7.0%
$18,910,000	State Street Bank & Trust Co., 3.600%, 12/31/06, due 01/02/07 [collateral: $15,085,000, US Treasury Notes, 7.125%, due 02/15/23, US Treasury Notes, 8.125, due 05/15/21, value $19,298,388] (proceeds $18,917,564)	18,910,000

TOTAL SHORT-TERM INVESTMENTS (cost $18,910,000)		18,910,000

TOTAL INVESTMENTS IN SECURITIES (cost $232,540,278): 99.7%		268,105,069

Other Assets less Liabilities: 0.3%		810,441

Net Assets: 100.0%		$268,915,510

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

46 | The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Review

Comparison Chart

The value of a hypothetical $10,000 investment in Masters’ Select Focused Opportunities Fund from its inception (6/30/06) to present as compared with the S&P 500 Index.

The hypothetical $10,000 investment at fund inception includes changes due to share price and reinvestment of dividends and capital gains. This chart does not imply any future performance. Indexes are unmanaged, do not incur fees and cannot be invested in directly.

In the six months since the launch of the Masters’ Select Focused Opportunities Fund, U.S. stocks moved sharply higher. Masters’ Select Focused Opportunities participated in this move, gaining 10.20%, but it trailed its benchmark, the S&P 500, which was up 12.74%.

Performance as of December 31, 2006

Since Inception (6/30/2006)
Masters’ Select Focused Opportunities Fund	10.20%
S&P 500 Index	12.74%

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. To obtain the performance of the funds as of the most recently completed calendar month, please visit our website at www.mastersfunds.com or call 1-800-960-0188. The Fund imposes a 2% redemption fee on shares held less than 180 days. Performance does not reflect the redemption fee. If reflected, performance would be lower.

Though the fund primarily invests in securities of U.S. domiciled companies it can and has invested in foreign securities as well. Investment in foreign securities subjects investors to political, economic and market risks and fluctuations in currency rates. Though the fund invests primarily in mid-sized and larger-sized companies it can also invest in smaller companies. Smaller companies involve more risk such as limited liquidity and greater volatility. The Fund is non-diversified, which means it may hold larger positions in a smaller number of companies than a diversified fund.

See page 78 for index definitions

Performance Analysis and Expectations

As we’ve stated repeatedly, our primary objective with all of the Masters’ Select Funds is to achieve superior long-term performance relative to each fund’s benchmarks and peer groups. Neither we nor the funds’ sub-advisors focus on short-term relative returns, and we believe this longer-term investment perspective is one important element for the funds’ (and our shareholders’) ultimate success. While we would of course be happy to have our funds beat their benchmarks over all time periods - short, medium and long - we know this is an unrealistic expectation.

Moreover, because we give the Masters’ managers a great deal of flexibility in constructing their portfolios, we expect that our funds will often look very different (e.g., in terms of market cap, sector, industry and/or regional allocations) from their benchmarks. That is a good thing, in our view. In order to significantly outperform a benchmark over the long-term, you need to be different from the benchmark. But, as we have seen throughout the history of our funds, this can (and will) lead to periods of underperformance relative to the benchmark.

In the case of Masters’ Select Focused Opportunities, the potential for such “out-of-sync” performance relative to its S&P 500 benchmark is probably even higher than for our other funds, both because of the fund’s highly concentrated portfolio - each sub-advisor must select only five to seven stocks for their sub-portfolio - as well as the very broad investment universe from which each stock picker may choose their holdings (including mid-cap companies, foreign stocks, and distressed debt). Therefore, it is especially critical that investors in this fund have patience and a long-term investment horizon because there will inevitably be periods when the fund is underperforming. For investors such as us, what matters is performance over multi-year periods. That is how we will judge the success of each sub-advisor and the overall fund.

Portfolio Commentary

Keeping in mind the fund’s short history, following are some of the factors that contributed to the fund’s performance in the second half of 2006.

Performance of managers: Two of the fund’s three sub-advisors underperformed their respective benchmarks, while the third manager performed in line with their benchmark. The individual manager returns ranged from 8.5% to 12.6%.

Sector and stock-picking impact: As with all Masters’ Select funds, the portfolio is built through bottom-up stock picking, but the sector exposure that results from this process may provide some insight into the fund’s relative performance. Based on our attribution analysis the fund’s overall sector exposure relative to the S&P 500 Index had a negative impact on relative performance during the last half of 2006. Specifically, the fund was hurt by its overweighting to energy stocks as that sector underperformed the broader index return. The fund also suffered some drag from its average cash position of roughly 8%, as cash returned less than the index.

On the positive side, the managers’ stock selection added value relative to the benchmark. Stock picking was strongest within the information technology sector, highlighted by the fund’s top-performer, Salesforce.com (up 25)% and Network Appliance (up 24)%. Stock selection was also a positive contributor in the industrials (Orkla, up 22)% and utilities (RWE, up 24)% sectors. In contrast, the managers’ stock picking was weak within the financials sector (Progressive Corp., down 4)% and energy (EOG Resources, down 11)%.

Fund Summary  |  47

Leaders and laggards: All three of the Masters’ Select Focused Opportunities managers owned at least one stock among the top ten dollar gainers. Two of the three also had at least one stock among the fund’s biggest losers. Nine of the fund’s ten largest winners and all of the largest losers remained in the portfolio at year-end. The one top-ten winner that was sold was Network Appliance, which the managers replaced with Qualcomm.

See the table on page 49 that lists the leaders and laggards over the past six months. The table includes dollar gains and losses as well as percentage gains and losses. The fact that a stock has lost money or underperformed for the period ended December 31, 2006 tells us nothing about how successful the holding will ultimately become. The fund will hold many stocks for significantly longer periods of time and the success of these holdings won’t be known until they are ultimately sold. In that respect, while it is interesting to know how specific stocks performed during the period, this information is of limited value in assessing the ultimate success of these stock holdings.

Portfolio mix: Even more so than the other Masters’ Select funds, because it is highly concentrated, Focused Opportunities’ overall portfolio mix will be driven by the managers’ bottom-up stock picking. With a maximum of 21 holdings, there may be some sectors with no allocation and others where just one or two stocks comprise the entire sector weighting. At the end of 2006, the fund’s portfolio looked quite different from its S&P 500 benchmark.

•
The fund was heavily overweighted to the energy sector at 19.8% of assets versus 9.9% for the S&P 500. The energy weighting was comprised of three companies: ConocoPhillips (the fund’s top holding at 12.3% of assets), Schlumberger and EOG Resources.

•	The fund was also overweighted to the financials (26.1% vs. 22.2% for the index) and technology (16.9% vs. 15.1)% sectors.

•
The fund was significantly underweighted to health care (0.0% for the fund vs.12.0%for the index). Other underweighted sectors included consumer discretionary (6.8% vs. 10.6)%, telecom services (0.0% vs. 3.5)% and industrials (9.1% vs. 10.8)%.

•	Large-cap stocks (greater than $12.3 billion market cap) comprised 65% of portfolio and mid-caps ($1.3 billion to $12.3 billion market cap) accounted for 10% of the portfolio.

•	Foreign stocks accounted for 22% of the portfolio.

•	The fund’s cash position stood at 3.4% at the end of 2006.

Please see page 50 for a breakout of the fund’s sector and market-cap exposure.

Miscellaneous

Expenses: As a new fund, Masters’ Select Focused Opportunities has a small asset base ($57 million at year-end) and this means the fund’s fixed overhead cost is not spread across many shares (please refer to page 63 to see the actual expenses for the Fund as of 12/31/2006). As the asset base grows, this overhead will be spread across more shares, resulting in a lower cost per share. This has already happened as the asset base has grown. As we write this in January 2007, we estimate that expenses are accruing at about 1.39%. If assets continue to grow as we anticipate, per share expenses should continue to decline.

In Closing

We are very excited about the long-term prospects for the Focused Opportunities fund. We created this fund because we believe it has the potential to deliver strong long-run returns relative to large-cap stock benchmarks and peer groups. Our confidence stems from the Masters’ Select concept, which is based on the belief that a skilled stock picker’s best ideas are likely to deliver higher long-term returns than a more diversified portfolio run by the same stock picker. Focused Opportunities takes this idea to another level, with even more concentrated sub-portfolios than those found in the other Masters’ Select funds because we believe this higher level of concentration has the potential to result in even higher returns over the long run.

All three of the fund’s sub-advisors also manage portions of other Masters’ Select funds and we have exceptionally high confidence in them. Our confidence stems from the extensive contact we have had with them and their firms over many years. Our exposure to their investment process, execution discipline, thorough research, intelligence and team quality has resulted in our high confidence in their investment edge and the sustainability of that edge. Our confidence has been reinforced by each sub-advisor’s success running concentrated portfolios. In addition, each manager is enthusiastic about being part of Focused Opportunities and confident in their ability to add incremental returns by holding few stocks. Finally, over the years each of these sub-advisors has demonstrated that they greatly value their relationship with Masters’ Select and, as a result, show a strong commitment to executing their portfolio management duties in a highly thoughtful and diligent way. As shareholders, we feel we are very fortunate to have them working for us.

As always, we thank you for your trust and confidence. Along with the fund’s sub-advisors, we will work hard to earn it.

Please see page 51 for comments for stock discussions provided by the sub-advisors.

See page 79 for Industry Terms and Definitions

48  | The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Leaders and Laggards (Unaudited)

 For The Six Months Ended December 31, 2006 (Unaudited)

By Percentage Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Salesforce.com, Inc.	717,573	24.5%
RWE AG	410,939	24.0%
Network Appliance, Inc.	313,788	23.9%
Orkla ASA	355,025	22.1%
American International Group, Inc.	504,061	20.6%
Weyerhaeuser Co.	441,238	18.2%
Svenska Handelsbanken	389,665	16.4%
Countrywide Financial Corp.	376,812	14.5%
American Express Co.	206,379	13.9%
News Corp.	91,211	12.1%
	3,806,691

EOG Resources, Inc.	(190,082)	(11.1%)
The Progressive Corp.	(73,666)	(4.4%)
Schlumberger Ltd.	(21,728)	(0.8%)
	(285,476)

By Dollar Gain / Loss

Security	Six Month Dollar Contribution/(Loss)	Six Month % Change
Salesforce.com, Inc.	717,573	24.5%
ConocoPhillips	512,090	7.8%
American International Group, Inc.	504,061	20.6%
Weyerhaeuser Co.	441,238	18.2%
Google, Inc.	434,996	11.5%
RWE AG	410,939	24.0%
Svenska Handelsbanken	389,665	16.4%
Countrywide Financial Corp.	376,812	14.5%
Orkla ASA	355,025	22.1%
Network Appliance, Inc.	313,788	23.9%
	4,456,187

EOG Resources, Inc.	(190,082)	(11.1%)
The Progressive Corp.	(73,666)	(4.4%)
Schlumberger Ltd.	(21,728)	(0.8%)
	(285,476)

Please refer to the fund’s schedule of investments in this report for complete holdings information. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

Fund Summary  |  49

Masters’ Select Focused Opportunities Fund Managers

INVESTMENT MANAGER	FIRM	TARGET ASSET ALLOCATION	MARKET CAPITALIZATION OF COMPANIES IN PORTFOLIO	STOCK-PICKING STYLE

Craig Blum and Steven Burlingame	TCW Investment Management Company	33.33%	Mostly mid- and large-sized companies	Growth

Christopher Davis/ Kenneth Feinberg	Davis Selected Advisers, L.P.	33.33%	Mostly large companies	Growth at a reasonable price

Michael Embler and Peter Langerman	Franklin Mutual Advisers, LLC	33.33%	All sizes and global	Value

Portfolio Composition*

 The fund holds 21 securities, exclusive of cash equivalents.

By Asset Class

Market Capitalization:
Small-Cap Domestic < $1.6 billion
Mid-Cap Domestic $1.6 - $12.3 billion
Large-Cap Domestic > $12.3 billion

* Totals may not add up to 100% due to rounding.

By Sector

	Sector Weights
	Fund	S&P 500 Index
Consumer Discretionary	6.8%	10.6%
Consumer Staples	9.2%	9.2%
Energy	19.8%	9.9%
Finance	26.1%	22.2%
Health Care & Pharmaceuticals	0.0%	12.0%
Industrials	9.1%	10.8%
Materials	4.9%	3.0%
Technology	16.9%	15.1%
Telecommunications	0.0%	3.5%
Utilities	3.7%	3.6%
Cash Equivalents & Other	3.4%	0.0%
	100.0%	100.0%

50  | The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund Stock Highlights

Weyerhaeuser Co. - Michael Embler

Weyerhaeuser Co. is held in both the Value Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 35.

Countrywide Financial Corp. - Craig Blum and Steve Burlingame

Countrywide Financial Corp. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 14.

Tyco International Ltd. - Christopher Davis and Kenneth Feinberg

Tyco International Ltd. is held in both the Equity Fund and the Focused Opportunities Fund. Please refer to the discussion appearing on page 14.

Neither the information contained herein nor any opinion expressed shall be construed to constitute an offer to sell or a solicitation to buy any securities mentioned herein. The views herein are those of the portfolio managers at the time the commentaries are written and may not be reflective of current conditions.

Fund Summary  |  51

Masters’ Select Focused Opportunities Fund
SCHEDULE OF INVESTMENTS IN SECURITIES at December 31, 2006

Shares		Value
COMMON STOCKS: 96.5%
Consumer Discretionary: 6.8%
39,200	News Corp.	$842,016
120,558	NTL, Inc.	3,042,884
		3,884,900
Consumer Staples: 9.2%
31,713	Altria Group, Inc.	2,721,610
41,908	KT&G Corp.*	2,546,024
		5,267,634
Energy: 19.8%
97,700	ConocoPhillips	7,029,515
24,300	EOG Resources, Inc.	1,517,535
44,200	Schlumberger Ltd.	2,791,672
		11,338,722
Financials: 26.1%
27,800	American Express Co.	1,686,626
41,000	American International Group, Inc.	2,938,060
52,500	Commerce Bancorp, Inc.	1,851,675
69,700	Countrywide Financial Corp.	2,958,765
24,200	JPMorgan Chase & Co.	1,168,860
65,800	The Progressive Corp.	1,593,676
91,213	Svenska Handelsbanken	2,761,524
		14,959,186
Industrials: 9.1%
34,580	Orkla ASA	1,959,977
106,200	Tyco International Ltd.	3,228,480
		5,188,457
Materials: 4.9%
39,950	Weyerhaeuser Co.	2,822,467
Technology: 16.9%
8,300	Google, Inc.*	3,821,984
58,400	QUALCOMM, Inc.	2,206,936
100,200	Salesforce.com, Inc.*	3,652,290
		9,681,210

Shares/ Principal Amount		Value
Utilities: 3.7%
19,276	RWE AG*	$2,123,958

TOTAL COMMON STOCKS (cost $50,424,999)		55,266,534

SHORT-TERM INVESTMENTS: 3.9%
$2,217,000	State Street Bank & Trust Co., 8.280%, 12/31/06, due 01/02/07 [collateral: $1,915,000, US Treasury Notes, 7.250%, due 08/15/22, US Treasury Notes, 7.125%, due 02/15/23, Federal Home Loan, 6.096%, due 09/01/36, value $2,269,823] (proceeds $2,217,957)	2,217,000

TOTAL SHORT-TERM INVESTMENTS (cost $2,217,000)		2,217,000

TOTAL INVESTMENTS IN SECURITIES (cost $52,641,999): 100.4%		57,483,534

Liabilities in Excess of Other Assets: (0.4%)		(246,875)

Net Assets: 100.0%		$57,236,659

* Non-income producing security.

The accompanying notes are an integral part of these financial statements.

52  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust

EXPENSE EXAMPLES - (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) redemptions fees; and (2) ongoing costs, including advisory fees; and other fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the period shown and held for the entire period from July 1, 2006 to December 31, 2006.

Actual Expenses

For each Fund, the first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

For each Fund, the second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any redemption fees. Therefore, the second line for each Fund of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these redemption fees were included, your costs would have been higher.

	Beginning Account Value (07/01/06)	Ending Account Value (12/31/06)	Expenses Paid During Period* (07/01/06 to 12/31/06)	Expense Ratio During Period* (07/01/06 to 12/31/06)
Masters’ Select Equity Fund Actual	$1,000.00	$1,094.10	$6.28	1.19%
Masters’ Select Equity Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.21	$6.06	1.19%
Masters’ Select International Fund Actual	$1,000.00	$1,145.60	$5.79	1.07%
Masters’ Select International Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.81	$5.45	1.07%
Masters’ Select Value Fund Actual	$1,000.00	$1,142.70	$6.64	1.23%
Masters’ Select Value Fund Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.26	1.23%
Masters’ Select Smaller Companies Fund Actual	$1,000.00	$1,054.80	$7.04	1.36%
Masters’ Select Smaller Companies Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.35	$6.92	1.36%
Masters’ Select Focused Opportunities Fund Actual	$1,000.00	$1,102.00	$7.42	1.40%
Masters’ Select Focused Opportunities Fund Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$7.12	1.40%

*Expenses are equal to the Funds’ annualized expense ratio as indicated, multiplied by the average account value over the period, multiplied by the number of days in most recent fiscal half-year period (184), then divided by the number of days in the fiscal year (365) (to reflect the one-half year period).

Expense Examples  |  53

Masters’ Select Funds Trust
STATEMENTS OF ASSETS AND LIABILITIES at December 31, 2006

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund
ASSETS
Investments in securities at cost	$653,745,789	$1,334,519,823	$270,867,913	$213,630,278	$50,424,999
Repurchase agreements at cost	12,142,000	47,482,000	4,427,000	18,910,000	2,217,000
Total investments at cost	$665,887,789	$1,382,001,823	$275,294,913	$232,540,278	$52,641,999
Investments in securities at value	$851,034,495	$1,674,783,203	$362,419,858	$249,195,069	$55,266,534
Repurchase agreements at value	12,142,000	47,482,000	4,427,000	18,910,000	2,217,000
Cash	74,368	3,503	94,410	9,091	85,204
Cash, denominated in foreign currency (cost of $6, $2,026,755, $—, $— and $—, respectively)	6	2,049,257	—	—	—
Receivables:
Securities sold	—	544,183	—	1,502,612	—
Dividends and interest	656,669	1,415,937	188,247	39,408	50,717
Fund shares sold	1,558,250	4,786,222	749,573	425,443	67,514
Foreign tax reclaim	2,813	187,033	—	—	—
Unrealized gain on forward exchange contracts	—	231,861	524,683	—	58,213
Prepaid expenses	12,356	14,041	4,781	5,942	14,823
Total assets	865,480,957	1,731,497,240	368,408,552	270,087,565	57,760,005
LIABILITIES
Payables:
Advisory fees	798,421	1,306,157	335,050	261,906	48,033
Trustee fees	2,113	305	68	—	—
Securities purchased	—	2,272,120	—	752,112	380,268
Fund shares redeemed	842,267	776,668	637,905	57,571	—
Foreign taxes withheld	—	31,954	—	—	—
Unrealized loss on forward exchange contracts	—	—	328,312	—	28,314
Accrued other expenses	140,396	313,567	88,966	100,466	66,731
Total liabilities	1,783,197	4,700,771	1,390,301	1,172,055	523,346
NET ASSETS	$863,697,760	$1,726,796,469	$367,018,251	$268,915,510	$57,236,659
Number of shares issued and outstanding (unlimited number of shares authorized, $0.01 par value)	55,064,113	92,146,114	22,461,704	18,094,265	5,194,398
Net asset value, offering and redemption price per share	$15.69	$18.74	$16.34	$14.86	$11.02

COMPONENTS OF NET ASSETS
Paid in capital	$659,763,420	$1,362,978,501	$275,029,162	$231,180,370	$52,210,092
Undistributed net investment income (loss)	—	(11,183,847)	(574,466)	—	(200,302)
Accumulated net realized gain (loss) on investments and options	6,645,634	34,451,304	815,239	2,170,349	355,435
Net unrealized appreciation on:
Investments	197,288,706	340,263,380	91,551,945	35,564,791	4,841,535
Foreign currency	—	287,131	196,371	—	29,899
Net assets	$863,697,760	$1,726,796,469	$367,018,251	$268,915,510	$57,236,659

The accompanying notes are an integral part of these financial statements.
54  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF OPERATIONS For the Year Ended December 31, 2006

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportunities Fund*
INVESTMENT INCOME
Income
Dividends (net of foreign taxes withheld of $75,544, $2,942,901, $148,115, $— and $—, respectively)	$8,605,294	$40,392,952	$5,311,313	$974,038	$216,738
Interest	1,061,456	3,442,220	631,841	1,211,448	82,053
Total income	9,666,750	43,835,172	5,943,154	2,185,486	298,791
Expenses
Advisory fees	9,546,067	17,059,194	3,839,949	3,335,238	237,163
Administration fees	169,373	308,407	67,008	56,313	4,142
Custody fees	77,268	971,537	52,484	42,546	6,915
Transfer agent fees	265,903	429,139	98,307	131,385	15,515
Chief compliance officer fees	11,667	11,667	11,667	11,667	5,832
Fund accounting fees	80,875	74,971	67,593	72,000	17,287
Professional fees	69,700	120,834	61,219	61,883	24,823
Trustee fees	50,918	68,420	35,131	33,901	17,438
Registration expense	20,011	44,002	23,543	20,871	14,067
Insurance expense	28,000	44,662	11,001	9,001	504
Reports to shareholders	81,001	124,665	38,800	60,726	6,595
Miscellaneous	41,052	94,294	19,418	24,863	664
Total expenses	10,441,835	19,351,792	4,326,120	3,860,394	350,945
Less: fees waived	(48,315)	(2,405,816)	(89,130)	(21,736)	(48,429)
Less: expenses paid indirectly	(2,866)	(14,131)	(1,179)	(4,246)	—
Net expenses	10,390,654	16,931,845	4,235,811	3,834,412	302,516
Net investment income (loss)	(723,904)	26,903,327	1,707,343	(1,648,926)	(3,725)
REALIZED AND UNREALIZED GAIN (LOSS) FROM INVESTMENTS, OPTIONS AND FOREIGN CURRENCY:
Net realized gain (loss) on:
Investments	61,299,569	161,520,554	8,846,903	13,722,681	355,435
Options	727,427	—	—	(27,791)	—
Foreign currency transactions	(377)	(2,099,619)	(1,432,053)	—	(196,578)
Net realized gain	62,026,619	159,420,935	7,414,850	13,694,890	158,857
Net unrealized appreciation (depreciation) on:
Investments	13,901,128	153,460,041	44,444,550	12,650,620	4,841,536
Options	—	—	—	(115,178)	—
Foreign currency translations	2,410	183,365	(11,296)	—	29,899
Net unrealized appreciation:	13,903,538	153,643,406	44,433,254	12,535,442	4,871,435
Net realized and unrealized gain on investments, options and foreign currency	75,930,157	313,064,341	51,848,104	26,230,332	5,030,292
Net increase in net assets resulting from operations	$75,206,253	$339,967,668	$53,555,447	$24,581,406	$5,026,567

* Inception date: June 30, 2006

The accompanying notes are an integral part of these financial statements.

Statements of Operations  |  55

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Equity Fund		International Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$(723,904)	$(1,227,905)	$26,903,327	$14,362,272
Net realized gain on investments and foreign currency	62,026,619	46,517,973	159,420,935	277,058,749
Net unrealized appreciation (depreciation) on investments and foreign currency	13,903,538	(2,021,513)	153,643,406	(19,250,209)
Net increase in net assets resulting from operations	75,206,253	43,268,555	339,967,668	272,170,812
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	—	(33,725,178)	(23,731,832)
From net realized gain	(51,936,141)	(42,553,682)	(196,379,185)	(202,047,091)
Total distributions	(51,936,141)	(42,553,682)	(230,104,363)	(225,778,923)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	83,425,309	122,717,342	252,997,184	268,488,836
Reinvested distributions	50,607,837	40,301,739	193,640,910	184,765,585
Redemption fee proceeds	38,098	59,973	146,525	68,803
Payment for shares redeemed	(186,217,664)	(126,538,493)	(259,015,177)	(208,256,973)
Net increase (decrease) in net assets from capital share transactions	(52,146,420)	36,540,561	187,769,442	245,066,251
Total increase (decrease) in net assets	(28,876,308)	37,255,434	297,632,747	291,458,140
NET ASSETS
Beginning of year	892,574,068	855,318,634	1,429,163,722	1,137,705,582
End of year	$863,697,760	$892,574,068	$1,726,796,469	$1,429,163,722
Accumulated net investment loss	$—	$—	$(11,183,847)	$(2,307,109)
CAPITAL TRANSACTIONS IN SHARES:
Sold	5,386,586	8,299,712	13,427,863	15,244,561
Reinvested distributions	3,211,102	2,723,090	10,633,629	11,057,997
Redeemed	(12,088,077)	(8,526,959)	(13,654,836)	(11,943,049)
Net increase (decrease) from capital share transactions	(3,490,389)	2,495,843	10,406,656	14,359,509

The accompanying notes are an integral part of these financial statements.

56 | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

	Value Fund		Smaller Companies Fund
	Year Ended December 31,		Year Ended December 31,
	2006	2005	2006	2005
INCREASE (DECREASE) IN NET ASSETS FROM: OPERATIONS
Net investment income (loss)	$1,707,343	$849,302	$(1,648,926)	$(1,428,631)
Net realized gain on investments and foreign currency	7,414,850	26,514,174	13,694,890	8,593,310
Net unrealized appreciation (depreciation) on investments and foreign currency	44,433,254	(13,738,242)	12,535,442	6,387,814
Net increase in net assets resulting from operations	53,555,447	13,625,234	24,581,406	13,552,493
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(904,026)	(1,300,783)	—	—
From net realized gain	(14,392,152)	(18,497,416)	(10,775,552)	(8,519,063)
Total distributions	(15,296,178)	(19,798,199)	(10,775,552)	(8,519,063)
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	54,133,929	84,410,504	66,840,935	130,022,928
Reinvested distributions	15,046,070	19,450,889	10,582,591	8,364,485
Redemption fee proceeds	36,192	58,385	53,886	56,383
Payment for shares redeemed	(78,683,144)	(66,062,709)	(95,646,437)	(32,828,973)
Net increase (decrease) in net assets from capital share transactions	(9,466,953)	37,857,069	(18,169,025)	105,614,823
Total increase (decrease) in net assets	28,792,316	31,684,104	(4,363,171)	110,648,253
NET ASSETS
Beginning of year	338,225,935	306,541,831	273,278,681	162,630,428
End of year	$367,018,251	$338,225,935	$268,915,510	$273,278,681
Accumulated net investment income (loss)	$(574,466)	$(176,883)	$—	$—
CAPITAL TRANSACTIONS IN SHARES:
Sold	3,555,206	5,760,832	4,492,247	9,388,565
Reinvested distributions	924,209	1,354,413	698,982	600,897
Redeemed	(5,184,228)	(4,521,142)	(6,484,177)	(2,354,239)
Net increase from capital share transactions	(704,813)	2,594,103	(1,292,948)	7,635,223

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets  |  57

Masters’ Select Funds Trust
STATEMENTS OF CHANGES IN NET ASSETS

Focused Opportunities Fund
June 30, 2006* through December 31, 2006
INCREASE IN NET ASSETS FROM:OPERATIONS
Net investment income (loss)	$(3,725)
Net realized gain on investments and foreign currency	158,857
Net unrealized appreciation on investments and foreign currency	4,871,435
Net increase in net assets resulting from operations	5,026,567
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—
From net realized gain	—
Total distributions	—
CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	52,346,838
Reinvested distributions	—
Redemption fee proceeds	169
Payment for shares redeemed	(136,915)
Net increase in net assets from capital share transactions	52,210,092
Total increase in net assets	57,236,659
NET ASSETS
Beginning of period	—
End of period	$57,236,659
Accumulated net investment loss	$(200,302)
CAPITAL TRANSACTIONS IN SHARES:
Sold	5,206,936
Reinvested distributions	—
Redeemed	(12,538)
Net increase from capital share transactions	5,194,398

* Inception date.

The accompanying notes are an integral part of these financial statements.

58  | The Masters’ Select Funds Trust

Masters’ Select Equity Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$15.24	$15.26	$13.44	$10.19	$12.59
Income from investment operations:
Net investment loss	(0.01)	(0.02)	(0.06)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currency	1.44	0.75	1.88	3.29	(2.37)
Total income (loss) from investment operations	1.43	0.73	1.82	3.25	(2.40)
Less distributions:
From net realized gain	(0.98)	(0.75)	—	—	—
Total distributions	(0.98)	(0.75)	—	—	—
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$15.69	$15.24	$15.26	$13.44	$10.19
Total return	9.34%	4.96%	13.54%	31.89%	(19.06)%
Ratios/supplemental data:
Net assets, end of year (millions)	$863.7	$892.6	$855.3	$609.9	$431.2
Ratio of total expenses to average net assets:
Before fees waived	1.19%	1.19%	1.22%	1.25%	1.27%
After fees waived	1.18%	1.19%	1.22%	1.23%	1.25%
Ratio of net investment loss to average net assets:	(0.08)%	(0.14)%	(0.46)%	(0.39)%	(0.30)%
Portfolio turnover rate	38.39%	46.05%	39.34%	84.28%	93.76%

^ Amount represents less than $0.01 per share.

 The accompanying notes are an integral part of these financial statements.

Financial Highlights |  59

Masters’ Select International Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$17.48	$16.88	$14.83	$10.70	$12.53
Income from investment operations:
Net investment income	0.34	0.17	0.10	0.07	0.05
Net realized and unrealized gain (loss) on investments and foreign currency	3.71	3.64	2.01	4.09	(1.85)
Total income (loss) from investment operations	4.05	3.81	2.11	4.16	(1.80)
Less distributions:
From net investment income	(0.41)	(0.29)	(0.07)	(0.03)	(0.03)
From net realized gain	(2.38)	(2.92)	—	—	—
Return of capital	—	—	—	—	— ^
Total distributions	(2.79)	(3.21)	(0.07)	(0.03)	(0.03)
Redemption fee proceeds	— ^	— ^	0.01	— ^	— ^
Net asset value, end of year	$18.74	$17.48	$16.88	$14.83	$10.70
Total return	23.61%	23.78%	14.30%	38.86%	(14.34)%
Ratios/supplemental data:
Net assets, end of year (millions)	$1,726.8	$1,429.1	$1,137.7	$733.5	$336.0
Ratio of total expenses to average net assets:
Before fees waived	1.21%	1.24%	1.28%	1.30%	1.32%
After fees waived	1.06%	1.08%	1.09%	1.10%	1.13%
Ratio of net investment income to average net assets:	1.68%	1.17%	0.76%	0.69%	0.47%
Portfolio turnover rate	98.03%	160.12%	87.88%	110.19%	141.07%

^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

60 | The Masters’ Select Funds Trust

Masters’ Select Value Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each year.

	Year Ended December 31,
	2006	2005	2004	2003	2002
Net asset value, beginning of year	$14.60	$14.90	$12.99	$9.82	$11.43
Income from investment operations:
Net investment income	0.08	0.05	0.02	0.04	0.06
Net realized and unrealized gain (loss) on investments and foreign currency	2.36	0.55	1.89	3.13	(1.67)
Total income (loss) from investment operations	2.44	0.60	1.91	3.17	(1.61)
Less distributions:
From net investment income	(0.04)	(0.06)	—	—	—
From net realized gain	(0.66)	(0.84)	—	—	—
Total distributions	(0.70)	(0.90)	—	—	—
Redemption fee proceeds	— ^	— ^	— ^	— ^	— ^
Net asset value, end of year	$16.34	$14.60	$14.90	$12.99	$9.82
Total return	16.77%	4.13%	14.70%	32.28%	(14.09)%
Ratios/supplemental data:
Net assets, end of year (millions)	$367.0	$338.2	$306.5	$181.0	$137.9
Ratio of total expenses to average net assets:
Before fees waived	1.24%	1.24%	1.25%	1.30%	1.31%
After fees waived	1.21%	1.21%	1.23%	1.28%	1.29%
Ratio of net investment income (loss) to average net assets:	0.49%	0.26%	0.20%	0.35%	0.55%
Portfolio turnover rate	31.00%	30.21%	29.14%	21.54%	54.08%

^ Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |  61

Masters’ Select Smaller Companies Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Year Ended December 31,
	2006	2005	2004	Period Ended** December 31, 2003
Net asset value, beginning of period	$14.10	$13.84	$11.79	$10.00
Income from investment operations:
Net investment loss	(0.09)	(0.07)	(0.08)	(0.06)
Net realized and unrealized gain on investments	1.47	0.80	2.56	1.98
Total income from investment operations	1.38	0.73	2.48	1.92
Less distributions:
From net realized gain	(0.62)	(0.47)	(0.43)	(0.13)
Total distributions	(0.62)	(0.47)	(0.43)	(0.13)
Redemption fee proceeds	— ^	— ^	— ^	—	^
Net asset value, end of period	$14.86	$14.10	$13.84	$11.79
Total return	9.67%	5.29%	21.01%	19.17	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$268.9	$273.2	$162.6	$51.2
Ratio of total expenses to average net assets:
Before fees waived	1.32%	1.33%	1.43%	1.67	%*
After fees waived	1.31%	1.30%	1.40%	1.65	%*
Ratio of net investment loss to average net assets:	(0.56)%	(0.64)%	(1.07)%	(1.33	)%*
Portfolio turnover rate	102.72%	118.76%	148.81%	43.49	%+

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2003.

The accompanying notes are an integral part of these financial statements.

62 | The Masters’ Select Funds Trust

Masters’ Select Focused Opportunities Fund
FINANCIAL HIGHLIGHTS

For a capital share outstanding throughout each period.

	Period Ended** December 31, 2006
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment gain (loss)	—
Net realized and unrealized gain on investments and foreign currency	1.02
Total income from investment operations	1.02
Less distributions:
From net realized gain	—
Total distributions	—
Redemption fee proceeds	—	^
Net asset value, end of period	$11.02
Total return	10.20	%+
Ratios/supplemental data:
Net assets, end of period (millions)	$57.2
Ratio of total expenses to average net assets:
Before fees waived	1.63	%*
After fees waived	1.40	%*
Ratio of net investment loss to average net assets:	(0.02	)%*
Portfolio turnover rate	7.12	%+

* Annualized.
+ Not annualized.
^ Amount represents less than $0.01 per share.
** Commenced operations on June 30, 2006.

The accompanying notes are an integral part of these financial statements.

Financial Highlights |  63

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS

Note 1 - Organization

The Masters’ Select Funds Trust (the “Trust”) was organized as a Delaware business trust on August 1, 1996 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Trust consists of five separate series: the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, the Masters’ Select Smaller Companies Fund and the Masters’ Select Focused Opportunities Fund (each a “Fund” and collectively the “Funds”).

The Masters’ Select Equity Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of six highly regarded portfolio managers.

The Masters’ Select International Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded international portfolio managers.

The Masters’ Select Value Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of four highly regarded value portfolio managers.

The Masters’ Select Smaller Companies Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of five highly regarded smaller company portfolio managers.

The Masters’ Select Focused Opportunities Fund seeks to increase the value of your investment over the long-term by using the combined talents and favorite stock-picking ideas of three highly regarded portfolio managers. The Fund commenced operations on June 30, 2006.

The Masters’ Select International Fund is closed to most new investors.

Note 2 - Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. Investments in securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day that the exchange is open for trading. Securities listed on the NASDAQ Global Market and the NASDAQ Global Select Market are valued using the NASDAQ Official Closing Price (“NOCP”). Securities traded on an exchange for which there have been no sales are valued at the mean between the closing bid and asked prices. Debt securities maturing within 60 days or less are valued at amortized cost unless the Valuation Committee determines that amortized cost does not represent fair value. Securities for which market prices are not readily available are valued at fair value as determined in good faith by the Managers and the Trust’s Valuation Committee in accordance with procedures approved by the Board of Trustees. In determining fair value, the Funds take into account all relevant factors and available information. Consequently, the price of the security used by a Fund to calculate its net asset value may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining the fair value of a security. As a result, different mutual funds could reasonably arrive at a different value for the same security. It is possible that the fair value determined for a security as materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other mutual funds are valued at their respective net asset values as determined by those funds in accordance with Investment Company Act of 1940.

B.
Foreign Currency Translation. The Funds’ records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into US dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when each Fund’s net asset value is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Funds do not isolate that portion of their net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

64  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

C.
Restricted Securities. A restricted security cannot be resold to the general public without prior registration under the Securities Act of 1933. If the security is subsequently registered and resold, the issuers would typically bear the expense of all registrations at no cost to the Fund. Restricted securities are valued according to the guidelines and procedures adopted by the Funds’ Board of Trustees. As of December 31, 2006, there were no restricted securities held by the Funds.

D.
Forward Foreign Currency Exchange Contracts. The Funds may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Funds record realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. For further information on the Forward Contracts held by each Fund, please refer to Note 6.

E.
Purchasing Put and Call Options. Each Fund may purchase covered “put” and “call” options with respect to securities which are otherwise eligible for purchase by a Fund and with respect to various stock indices subject to certain restrictions. Each Fund will engage in trading of such derivative securities primarily for hedging purposes.

If a Fund purchases a put option, a Fund acquires the right to sell the underlying security at a specified price at any time during the term of the option (for “American-style” options) or on the option expiration date (for “European-style” options). Purchasing put options may be used as a portfolio investment strategy when a Manager perceives significant short-term risk but substantial long-term appreciation for the underlying security. The put option acts as an insurance policy, as it protects against significant downward price movement while it allows full participation in any upward movement. If a Fund is holding a stock which it feels has strong fundamentals, but for some reason may be weak in the near term, a Fund may purchase a put option on such security, thereby giving itself the right to sell such security at a certain strike price throughout the term of the option. Consequently, a Fund will exercise the put only if the price of such security falls below the strike price of the put. The difference between the put’s strike price and the market price of the underlying security on the date a Fund exercises the put, less transaction costs, will be the amount by which a Fund will be able to hedge against a decline in the underlying security. If during the period of the option the market price for the underlying security remains at or above the put’s strike price, the put will expire worthless, representing a loss of the price a Fund paid for the put, plus transaction costs. If the price of the underlying security increases, the profit a Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put may be sold.

If a Fund purchases a call option, it acquires the right to purchase the underlying security at a specified price at any time during the term of the option. The purchase of a call option is a type of insurance policy to hedge against losses that could occur if a Fund has a short position in the underlying security and the security thereafter increases in price. Each Fund will exercise a call option only if the price of the underlying security is above the strike price at the time of exercise. If during the option period the market price for the underlying security remains at or below the strike price of the call option, the option will expire worthless, representing a loss of the price paid for the option, plus transaction costs. If the call option has been purchased to hedge a short position of a Fund in the underlying security and the price of the underlying security thereafter falls, the profit a Fund realizes on the cover of the short position in the security will be reduced by the premium paid for the call option less any amount for which such option may be sold.

Prior to exercise or expiration, an option may be sold when it has remaining value by a purchaser through a “closing sale transaction,” which is accomplished by selling an option of the same series as the option previously purchased. Each Fund generally will purchase only those options for which a Manager believes there is an active secondary market to facilitate closing transactions.

Writing Call Options. Each Fund may write covered call options. A call option is “covered” if a Fund owns the security underlying the call or has an absolute right to acquire the security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by the Custodian). The writer of a call option receives a premium and gives the purchaser the right to buy the security underlying the option at the exercise price. The writer has the obligation upon exercise of the option to deliver the underlying security against payment of the exercise price during the option period. If the writer of an exchange-traded option wishes to terminate his obligation, he may effect a “closing purchase transaction.” This is accomplished by buying an option of the same series as the option previously written. A writer may not effect a closing purchase transaction after it has been notified of the exercise of an option.

Effecting a closing transaction in the case of a written call option will permit a Fund to write another call option on the underlying security with either a different exercise price, expiration date or both. Also, effecting a closing transaction will permit the cash or proceeds from the concurrent sale of any securities subject to the option to be used for other investments of a Fund. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will effect a closing transaction prior to or concurrent with the sale of the security.

Each Fund will realize a gain from a closing transaction if the cost of the closing transaction is less than the premium received from writing the option or if the proceeds from the closing transaction are more than the premium paid to purchase the option. Each Fund will realize a loss from a closing transaction if the cost of the closing transaction is more than the premium received from writing the option or if the proceeds from the closing transaction are less than the premium paid to purchase the option. However, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss to a Fund resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.

 Notes to Financial Statements |  65

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

Risks Of Investing in Options. There are several risks associated with transactions in options on securities. Options may be more volatile than the underlying instruments and, therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying instruments themselves. There are also significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objective. In addition, a liquid secondary market for particular options may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of option of underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an exchange; the facilities of an exchange or clearing corporation may not at all times be adequate to handle current trading volume; or one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The extent to which a Fund may enter into options transactions may be limited by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), with respect to qualification of a Fund as a regulated investment company

F.
Federal Income Taxes. The Funds intend to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Accordingly, no provisions for federal income taxes are required.

G.
Distributions to Shareholders. Distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition - “temporary differences”), such amounts are reclassified within the capital accounts based on their federal tax-basis.

H.
Security Transactions, Dividend and Interest Income and Expenses. Security transactions are accounted for on the trade date. Realized gains and losses on securities transactions are reported on an identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Purchase discounts and premiums on fixed-income securities are accreted and amortized to maturity using the effective interest method. Many expenses of the Trust can be directly attributed to a specific Fund. Each Fund is charged for expenses directly attributable to it. Expenses that cannot be directly attributed to a specific Fund are allocated among the Funds in the Trust in proportion to their respective net assets or another appropriate method.

I.
Repurchase Agreements. Each Fund may enter into repurchase agreements through which the Fund acquires a security (the “underlying security”) from a seller, a well-established securities dealer or a bank that is a member of the Federal Reserve System. The bank or securities dealer agrees to repurchase the underlying security at the same price, plus a specified amount of interest, at a later date, generally for a period of less than one week. It is the Trust’s policy that its Custodian takes possession of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities, including recorded interest, is sufficient to cover the value of the repurchase agreements. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by a Fund may be delayed or limited.

J.	Expenses Paid Indirectly. Under terms of the Trust’s Custodial Agreement, the Funds earn credits on cash balances which are applied against custodian fees.

K.
Indemnification Obligations. Under the Funds’ organizational documents, its current and former officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred or that would be covered by other parties.

66  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

L.
Accounting Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Note 3 - Investment Advisory and Other Agreements

The Trust, on behalf of the Funds, entered into an Investment Advisory Agreement (the “Agreement”) with Litman/Gregory Fund Advisors, LLC (the “Advisor”). Under the terms of the Agreement, each Fund pays a monthly investment advisory fee to the Advisor at the annual rate below of the respective Fund’s average daily net assets before any fee waivers:

Equity Fund	1.10% on the first $750 million and 1.00% on assets in excess of $750 million
International Fund	1.10% on the first $1 billion and 1.00% on assets in excess of $1 billion
Value Fund	1.10% on the first $1 billion and 1.00% on assets in excess of $1 billion
Smaller Companies Fund	1.14% on the first $450 million and 1.04% on assets in excess of $450 million
Focused Opportunities Fund	1.10% on the first $1 billion and 1.00% on assets in excess of $1 billion

The Advisor engages Managers to manage the funds and pays the Managers from its advisory fees.

Through December 31, 2006, the Advisor contractually agreed to waive a portion of its advisory fees equal to approximately 0.13% of the average daily net assets of the Masters’ Select International Fund, and 0.02% of the average daily net assets of the Masters’ Select Value Fund. The Advisor has contractually agreed to limit the operating expenses of the Masters’ Select Focused Opportunitites Fund to 1.50% of the Fund’s average daily net assets through December 31, 2007. Additionally, the Advisor has voluntarily agreed to waive its management fee on the daily cash values of the Funds not allocated to Managers. For the year ended December 31, 2006, the total amount waived, contractual and voluntary, was $48,315, $2,405,816, $89,130, $21,736 and $48,429 for the Masters’ Select Equity Fund, Masters’ Select International Fund, Masters’ Select Value Fund, Masters’ Select Smaller Companies Fund and Masters’ Select Focused Opportunities Fund, respectively. The Advisor has agreed not to seek recoupment of such waived fees.

U.S. Bancorp Fund Services, LLC (“USBFS”) serves as the Administrator to the Funds. State Street Bank and Trust (“State Street”) serves as the Funds’ Custodian and Fund Accountant. Boston Financial Data Services (“BFDS”), an affiliate of State Street, serves as the Funds’ Transfer Agent. Quasar Distributors, LLC (“Quasar”), an affiliate of USBFS, acts as the Funds’ distributor and principal underwriter.

An employee of the Advisor serves as the Funds’ Chief Compliance Officer (“CCO”). The CCO receives no compensation from the Funds for his services, however, USBFS reimbursed the Advisor $52,500 for the year ended December 31, 2006 for the services of the CCO.

Affiliated entities of the Managers received net commissions on purchases and sales of the Funds’ portfolio securities for the year ended December 31, 2006 of $305,967 for the Masters’ Select International Fund.

Each independent Trustee, within the meaning of the 1940 Act, is compensated by the Trust at the rate of $55,000 per year.

Note 4 - Investment Transactions

The cost of securities purchased and the proceeds from securities sold for the year ended December 31, 2006, excluding short-term investments, were as follows:

Fund	Purchases	Sales
Equity Fund	$331,581,166	$376,540,319
International Fund	1,664,030,162	1,483,883,470
Value Fund	104,946,402	106,925,648
Smaller Companies Fund	267,440,162	264,349,992
Focused Opportunities Fund	53,230,937	2,805,938

 Notes to Financial Statements |  67

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

Note 5 - Income Taxes and Distributions to Shareholders

As of December 31, 2006, the components of distributable accumulated earnings/(losses) on a tax basis were as follows:

	Equity Fund	International Fund	Value Fund	Smaller Companies Fund	Focused Opportnities Fund
Cost of investments for tax purposes	$668,405,353	$1,399,106,599	$275,708,620	$233,457,313	$52,654,129

Gross tax unrealized appreciation	$221,806,272	$348,961,769	$96,918,143	$41,886,207	$5,136,762
Gross tax unrealized depreciation	(27,035,130)	(25,516,034)	(5,976,276)	(7,238,451)	(337,256)
Net tax unrealized appreciation on investments	194,771,142	323,445,735	90,941,867	34,647,756	4,799,506
Net tax unrealized appreciation on forward contracts and foreign-currency	—	—	196,371	—	29,899
Net tax unrealized appreciation	$194,771,142	$323,445,735	$91,138,238	$34,647,756	$4,829,405
Undistributed ordinary income	$3,238,078	$40,414,636	$—	$727,878	$367,565
Undistributed long-term gain (capital loss carryforward)	$5,925,120	$—	$1,228,946	$2,359,505	$—
Post October Currency Losses	$—	$(42,403)	$(378,095)	$—	$(170,404)

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax adjustments:

	Undistributed Net Investment Income (Loss)		Accumulated Net Realized Gain (Loss)		Paid In Capital
Equity Fund	$	723,904	$	(723,904)	$—
International Fund		(2,054,887)		2,099,618	(44,731)
Value Fund		(1,200,900)		1,200,898	2
Smaller Companies Fund		1,648,926		(1,648,926)	—
Focused Opportunities Fund		(196,578)		196,577	1

The permanent differences primarily relate to net operating losses and adjustments for the tax treatment of foreign currency.

The tax components of dividends (other than return of capital dividends for the years ended December 31, 2006 and 2005) were as follows:

	2006				2005
	Ordinary Income		Long-term Capital Gain		Ordinary Income		Long-term Capital Gain
Equity Fund	$	12,654,791	$	39,281,350	$	—	$	42,553,682
International Fund		113,424,155		116,680,208		35,676,041		190,099,882
Value Fund		4,419,758		10,876,420		1,300,783		18,497,416
Smaller Companies Fund		3,539,554		7,235,998		2,399,278		6,119,785
Focused Opportunities Fund		—		—		—		—

Net investment income and net realized gains differ for financial statement and tax purposes due to differing treatments of wash sale losses deferred, foreign currency transactions and net losses realized subsequent to October 31 on the sale of securities and foreign currencies.

Note 6 - Off-Balance Sheet Risk

The Funds are parties to financial instruments with off-balance sheet risk, primarily forward contracts, in order to hedge the impact of adverse changes in the relationship between the U.S. dollar and various foreign currencies and certain assets and liabilities denominated in foreign currencies. These instruments involve market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks also arise from the possible inability of counter parties to meet the terms of their contracts, future adverse movement in currency values and contract positions that are not exact offsets. The contract amount indicates the extent of the Funds’ involvement in such currencies.

68 | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

A forward exchange contract is an agreement between two parties to exchange different currencies at a specified rate at an agreed future date. Forward contracts are reported in the financial statements as unrealized gain (loss) as measured by the difference between the forward exchange rate at the reporting date and the forward exchange rate on the date the contract is entered into. At December 31, 2006, the Funds had the following forward contracts outstanding:

Masters’ Select International Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
28,073,517	Philippine Peso	U.S.	$ 571,064	01/02/2007	$ 1,631
81,045,004	Philippine Peso		1,653,305	01/03/2007	-
					1,631
Contracts to Sell
1,450,000,000	Philippine Peso	U.S.	$29,652,352	06/18/2007	$ 230,230

Net unrealized gain on forward contracts					$ 231,861

Masters’ Select Value Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
560,000,000	South Korean Won	U.S.	$ 602,799	03/22/2007	$ 429

Contracts to Sell
4,604,528	Swiss Franc	U.S.	$ 3,897,419	03/07/2007	$ 99,197
3,461,276	British Pound Sterling		6,566,975	01/08/2007	(212,902)
174,000	British Pound Sterling		329,859	01/08/2007	(10,969)
343,140,000	Japanese Yen		3,000,000	03/19/2007	86,462
630,731,900	Japanese Yen		5,513,391	03/19/2007	157,964
89,700,000	Japanese Yen		774,143	03/19/2007	12,518
79,400,000	Japanese Yen		673,612	03/19/2007	(559)
2,357,500,000	South Korean Won		2,500,000	03/22/2007	(39,481)
2,287,800,000	South Korean Won		2,400,000	03/22/2007	(64,401)
47,247,600	Norwegian Krone		7,776,743	03/07/2007	168,113
					195,942
Net unrealized gain on forward contracts					$ 196,371

Masters’ Select Focused Opportunities Fund
Contracts to Buy		In Exchange For		Settlement Date	Unrealized Gain (Loss)
None
Contracts to Sell
1,321,560	Euro	U.S.	$ 1,773,930	05/24/2007	$ 19,367
471,500,000	South Korean Won		500,000	03/22/2007	(7,896)
667,275,000	South Korean Won		700,000	03/22/2007	(18,784)
10,642,525	Norwegian Krone		1,751,712	03/07/2007	37,867
15,343,530	Swedish Krona		2,255,506	03/15/2007	979
1,600,000	Swedish Krona		233,464	03/15/2007	(1,634)
					29,899
Net unrealized gain on forward contracts					$ 29,899

The Masters’ Select Equity Fund and the Masters’ Select Smaller Companies Fund do not have outstanding forward exchange contracts as of December 31, 2006.

 Notes to Financial Statements |  69

Masters’ Select Funds Trust
NOTES TO FINANCIAL STATEMENTS— (Continued)

Note 7 - Line of Credit

The Trust has an unsecured $45,000,000 line of credit with its custodian. Borrowings under this arrangement bear interest at the federal funds rate plus 0.50% per annum. As compensation for holding available the lending commitment, the Trust pays a 0.10% per annum fee on the unused portion of the commitment, which is allocated among the Funds based on their relative net assets. The fee is payable quarterly in arrears. The Trust made no borrowings during the year ended December 31, 2006.

Note 8 - Accounting Pronouncements

In December, 2005, the Financial Accounting Standards Board (“FASB”) released Financial Accounting Standard Board Statement No. 157 Fair Value Measurements (“SFAS 157”). SFAS 157 establishes a fair valuation hierarchy to increase consistency and comparability in fair value measurements and related disclosures. The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007.

In July, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are ‘‘more-likely-than-not’’ of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required as of the date of the last Net Asset Value (“NAV”) calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

70  | The Masters’ Select Funds Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of:

The Masters’ Select Equity Fund
The Masters’ Select International Fund
The Masters’ Select Value Fund
The Masters’ Select Smaller Companies Fund
The Masters’ Select Focused Opportunities Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Masters’ Select Equity Fund, The Masters’ Select International Fund, The Masters’ Select Value Fund, The Masters’ Select Smaller Companies Fund and The Masters’ Select Focused Opportunities Fund (hereafter referred to as the “Funds”) at December 31, 2006, the results of each of their operations, changes in net assets and financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
February 22, 2007

 Report of the Independent Registered Public Accounting Firm |  71

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited)

Proxy Voting Policies and Procedures

The sub-advisors of the Funds vote proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Funds. You may obtain a description of these procedures, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Proxy Voting Record

Information regarding how the sub-advisors of the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling toll-free, 1-800-960-0188. This information is also available through the Securities and Exchange Commission’s website at http://www.sec.gov.

Form N-Q Disclosure

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the Securities and Exchange Commission’s website at http://www.sec.gov. The Funds’ Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. This information is also available, without charge, by calling toll-free, 1-800-960-0188 or by visiting the Funds’ website at http://www.mastersfunds.com.

Householding Mailings

To reduce expenses, the Trust may mail only one copy of the Funds’ prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-800-960-0188 (or contact your financial institution). The Trust will begin sending you individual copies thirty days after receiving your request.

Board Consideration of and Continuation of Investment Advisory Agreement

At a meeting held on November 28, 2006, the Board of Trustees, including the independent trustees of the Board of Trustees (the “Independent Trustees”), considered and approved the one-year renewal of: (1) the Unified Investment Advisory Agreement (the “Advisory Agreement”) between the Masters’ Select Funds Trust (the “Trust”) and Litman/Gregory Fund Advisors, LLC (the “Advisor”), with respect to the Masters’ Select Equity Fund, the Masters’ Select International Fund, the Masters’ Select Value Fund, and the Masters’ Select Smaller Companies Fund (together with the New Fund below, the “Funds”), and (2) the investment manager agreements (together with the New Manger Agreements below, the “Manager Agreements”) between the Advisor and each of Southeastern Asset Management, Inc., Friess Associates, LLC, Wells Capital Management, Inc., Legg Mason Capital Management, Inc., Davis Selected Advisor, L.P., and TCW Investment Management Company with respect to Masters’ Select Equity Fund, each of Mastholm Asset Management, LLC, Marsico Capital Management, LLC, Third Avenue Management, LLC, Harris Associates, L.P., and Thornburg Investment Management, Inc., with respect to Masters’ Select International Fund, each of Franklin Mutual Advisers, LLC, Harris Associates, L.P., Southeastern Asset Management, Inc., and Legg Mason Capital Management, Inc., with respect to Masters’ Select Value Fund, and each of Ariel Capital Management, LLC, Friess Associates, LLC, First Pacific Advisors, LLC, Copper Rock Capital Partners, LLC and Wells Capital Management, Inc. with respect to Masters’ Select Smaller Companies Fund (the “Managers”). The one-year renewal of all agreements is for the period ending December 31, 2007. At a meeting held on May 30, 2006, the Board of Trustees, including the Independent Trustees considered and approved the addition of a new fund, the Masters’ Select Focused Opportunities Fund (the “New Fund”) to (1) the Advisory Agreement between the Trust and the Advisor for the 16-month period ending December 31, 2007, and with respect to the New Fund (2) investment manager agreements (the “New Manager Agreements”) between the Advisor and each of Franklin Mutual Advisers, LLC, Davis Selected Advisers, L.P., and TCW Investment Management Company, also for a 16-month period ending December 31, 2007.

Prior to each meeting, the Independent Trustees had requested detailed information from the Advisor regarding the Funds. The materials provided by the Advisor were extensive and included information relating to each Fund’s investment objectives and, where applicable, results, portfolio composition, advisory fee and expense comparisons, as well as information on each Manager’s performance within the various Funds and in comparison to other accounts (including other mutual funds) managed by such Manager. Financial and profitability information regarding the Advisor, descriptions of various functions, such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to each Fund was also provided. In addition, the Independent Trustees discussed the approval of the Advisory Agreement and Manager Agreements with representatives of the Advisor and were advised by independent counsel on these and other relevant matters.

In addition, the Board had received information about the Funds throughout the year which included a wide variety of materials relating to the services provided (or to be provided) by the Advisor and the Managers, including reports on the Funds’ and each Manager’s investment results, portfolio composition, portfolio trading practices, and shareholder services, in addition to other information relating to the nature, extent, and quality of services provided (or to be provided) by the Advisor and the Managers. Throughout the course of the year, the Board of Trustees also received in-person presentations from various members of senior management at the Advisor and requested and reviewed supplemental information, which included extensive materials regarding the Funds’ investment results, advisory fees and expense comparisons, financial and profitability information regarding the Advisor, compliance monitoring, and information about the personnel providing investment management and administrative services to the Funds.

72  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited) (Continued)

The information provided to the Board of Trustees at the meeting, together with the information provided throughout the course of the year, formed the primary (but not exclusive) basis for the Board of Trustees’ determinations. The Board of Trustees did not identify any single issue or particular datum point that, in isolation, would be controlling in their decision to renew the Advisory Agreement or the Manager Agreements. Rather, the Board of Trustees considered the total mix of information provided. The following summary describes the key factors considered by the Board of Trustees, including the Independent Trustees, and the conclusions thereto that formed the basis for approving the renewal of the Advisory Agreement and the Manager Agreements, in light of the legal advice furnished to them by independent legal counsel and their own business judgment. The following list of factors is not inclusive of all factors that were considered.

1.	Nature, extent and quality of services

The Advisor, its personnel and its resources. For each Fund and for the Trust as a whole, the Board of Trustees considered the depth and quality of the Advisor’s investment management process, including: (1) the Advisor’s sophisticated monitoring and oversight of the Managers; (2) the experience, capability, and integrity of the Advisor’s senior management and other personnel; (3) the low turnover rates of the Advisor’s key personnel; and (4) the overall financial strength and stability of its organization. The Board of Trustees discussed the high level of due diligence on each Manager continually undertaken by the Advisor. The Board of Trustees also noted the high quality of the non-advisory management services provided by the Advisor, such as responsiveness to shareholder inquiries and requests, the preparation of shareholder communications, and responsiveness to requests of the Board of Trustees. In addition, the Board of Trustees noted that because the Advisor is a significant shareholder in the Funds, the Advisor has an additional incentive to ensure that the Funds perform well for shareholders.

The Board of Trustees then considered the Advisor’s policies, procedures, and systems to ensure compliance with applicable laws and regulations and its commitment to those programs. In addition, the Board of Trustees considered the Advisor’s efforts to keep the Board of Trustees informed and its attention to matters that may involve potential conflicts of interest with each Fund. The Board of Trustees took note of the extent and effectiveness of the Advisor’s compliance operations and the Advisor’s oversight of the Managers and service providers’ compliance operations. The Board of Trustees discussed the Advisor’s commitment to compliance at length with senior management of the Advisor. The Board of Trustees also considered the nature, extent, quality, and cost of administrative, distribution, and shareholder services provided by the Advisor to the Funds under the Advisory Agreement and other agreements, including the administrative, legal, and fund accounting and treasury functions.

The Board of Trustees, with the assistance of counsel, then considered various matters relating to the Managers, including: (1) each Manager Agreement; (2) the Form ADV for each Manager; (3) financial information relating to each Manager; and (4) other information deemed relevant to the Board of Trustees’ evaluation of each Manager, including qualitative assessments provided by senior management of the Advisor and an assessment of each Manager’s commitment to compliance. The Board of Trustees also considered the Advisor’s lengthy and extensive due diligence process for selecting each Manager, as well as its process for monitoring each Manager’s ongoing investment performance, attentiveness to its portfolios for the Funds, and responsiveness to the Advisor’s inquiries.

2.	Investment results

With the exception of the New Fund, The Board of Trustees considered the investment results of each Fund in light of its investment objective. The Board of Trustees also considered information regarding the selection of indices and funds comparable to the Funds that were used to evaluate relative investment results. The Board of Trustees reviewed each Fund’s absolute investment results and its relative results measured against such comparable indices and funds. The Board of Trustees also compared the investment results of each Manager in comparison to the Manager’s own fund (if applicable), as well as to other relevant comparable funds and indices. For Funds with longer performance histories, the Board of Trustees examined the performance of each Fund as of September 30, 2006, at one-, three- and five-year intervals and since inception, noting that the Funds were designed for long term investment and therefore longer term performance was more relevant. For the Masters’ Select Smaller Companies Fund, the Board of Trustees considered only three-year and since-inception performance due to the fact that the Fund had only been in existence since June 30, 2003.

In assessing relative performance and fees and expenses, the Board of Trustees relied upon data independently assembled by the Funds’ administrator (the “Administrator”) from data provided by Lipper, Inc. (the “Lipper Data”). The Lipper Data consisted of reports showing the relative investment results for each Fund in comparison to appropriate passive indices and comparable fund peer groups for each of the Funds (collectively, the “Benchmarks”). The selection of Benchmarks was based on criteria including asset classification, primary channel of distribution, asset size, expense structure, and load type. The Board of Trustees noted that the Administrator, which is independent of and not affiliated with the Advisor, had been primarily responsible for compiling this data. Additional benchmarking data was supplied by the Advisor.

 Other Information |  73

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited) (Continued)

For the Masters’ Select Equity Fund, the Board of Trustees compared its investment results to: (1) the Custom Equity Index, which is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE Index; (2) the Lipper Multi-Cap Core Index; and (3) the Russell 3000 Index. The Board of Trustees observed that the Benchmarks for the Masters’ Select Equity Fund had outperformed the Fund on the basis of one- and three-year performance, but that the Fund had performed better than one of its Benchmarks over the last five years and all of its benchmarks since its inception on December 31, 1996, by wide margins.

The Master’s Select International Fund’s Benchmarks included: (1) the Morgan Stanley Capital International All Countries World Free (excluding US) Index; (2) the S&P Citigroup PMI Global Index (excluding US); and (3) the Lipper International Fund Index. The Board of Trustees observed that the Masters’ Select International Fund trailed all of its Benchmarks over the last year and two of its benchmarks over the last three years, was ahead of two of its three Benchmarks for five-year performance, and had significantly outperformed each of the Benchmarks since its inception on December 1, 1997.

The investment results of the Masters’ Select Value Fund were compared to: (1) the Russell 3000 Value Index; and (2) the Lipper Multi-Cap Value Index. The Board of Trustees noted that the Masters’ Select Value Fund trailed all of its benchmarks for one-, three-and five-year performance but was ahead of one of its benchmarks since inception.

Finally, the Masters’ Select Smaller Companies Fund was compared to: (1) the Russell 2000 Index; and (2) the Lipper Small-Cap Core Index. The Board of Trustees noted that although the Fund had underperformed its Benchmarks over the one-and three-year periods and since its inception on June 30, 2003.

The New Fund did not have any investment history.

The Board of Trustees also reviewed the Advisor’s detailed monitoring of Manager investment results, particularly those Managers that were experiencing periods of underperformance. The Board of Trustees noted that the Advisor had terminated certain Managers in the past year due to concerns regarding changes in a Manager’s investment process or changes in a Manager’s business that impacted its ability to give the expected degree of attention to the Funds. In addition, the Board of Trustees noted that the Advisor generally showed good discipline in terminating Managers that did not appear to meet the standards demanded by the Funds.

The Board of Trustees concluded that the Advisor had a strong record of effectively managing each of the Funds and monitoring the effectiveness of the contributions being made by each of the multiple Managers. The Board of Trustees further concluded that the Advisor was applying appropriate discipline and oversight to ensure that each Fund adhered to its stated investment objectives and strategies and that the Advisor’s record in managing each Fund indicated that its continued management would benefit each Fund and its respective shareholders.

3.	Advisory fees and total expenses

The Board of Trustees reviewed the advisory fees and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of other funds in applicable peer fund groups based on the Lipper Data assembled by the Administrator. According to the Lipper Data, each Fund had relatively high advisory expenses. However, the Board of Trustees noted that the Advisor’s advisory fees included management and administrative services and that such services were unbundled in many other advisory fees used in the comparison data. Accordingly, the Board of Trustees focused on the total expenses of each Fund, its performance, and, where appropriate, the level of subsidization by the Advisor.

The Board of Trustees found that the total expenses for each of the Funds were in the mid-to-higher range for their core style peers and were in the mid-range when compared to manager-of-managers peers. The Board considered the manager-of-managers comparisons to be more appropriate because they more closely reflect the structure of the Funds. Thus, the Board of Trustees concluded that the fees were reasonable in comparison to other funds. In addition, the Board of Trustees noted that, while the advisory fees may be slightly higher than the industry norm, the higher fees were fully justified by the long-term performance results of the Funds and the fact that the Funds allowed shareholders to have access to Managers which they otherwise might not be able to access.

4.	The Advisor’s financial information

The Board of Trustees reviewed information regarding the Advisor’s costs of managing the Funds and information regarding the profitability of the Advisor. The Board of Trustees also considered the extent to which economies of scale may be realized as each Fund grows and whether the advisory fee level reflects economies of scale if the Funds grow in size. The Board of Trustees also noted that the Advisor had voluntarily forgone profits to subsidize the Funds when they were at lower asset levels. With respect to the New Fund, the Board of Trustees reviewed the Advisors commitment to subsidize the Fund’s expenses during its initial operations.

The Advisor’s Costs and Profitability. The Board of Trustees noted that the Advisor appeared to be providing products that are competitively priced with other funds, especially funds with multiple managers. The Board of Trustees reviewed the total advisory fees, the amounts paid by the Advisor to the Managers, and the general cost of the services provided by the Advisor in compensation for its retained portion of the total advisory fee. The Board of Trustees took note of information provided on advisory fees waived by the Advisor, noting that the Advisor had voluntarily waived approximately $2.5 million of fees payable under its advisory contracts and followed a policy of not charging advisory fees on unallocated cash. The Board of Trustees also noted that the Advisor had voluntarily agreed not to seek recoupment of a substantial portion of waived advisory fees. In addition, the Board of Trustees considered the Advisor’s willingness to invest in staff to accommodate changing regulatory requirements. The Board of Trustees received information that assured them that the Advisor was financially sound and able to honor its sponsorship commitments to the Funds, and that the Advisor’s profits in managing the Funds were in the range of reasonableness for the mutual fund management industry.

74  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
OTHER INFORMATION - (Unaudited) (Continued)

The Board of Trustees did not engage in an analysis of Fund-by-Fund profitability given the integrated nature of the Advisor’s management of the Funds. Similarly, although the Board of Trustees had financial information on the Managers, the Board of Trustees did not engage in an extended analysis of Manager profitability given the arm’s length nature of the bargaining between the Advisor and each Manager and the difficulty of interpreting profitability information with respect to each Manager due to the use of disparate accounting conventions, disparate ownership structures, the fact that each Manager managed only a portion of each Fund, and other related factors. The Board of Trustees also reviewed information provided during the past year regarding the structure and manner in which the Advisor’s and the Managers’ investment professionals were compensated and their respective views of the relationship of such compensation to the attraction and retention of quality personnel.

Economies of Scale. The Board of Trustees noted that the Advisor had taken steps to reduce expenses. The Board of Trustees considered the economies of scale the Funds had experienced and the Advisor’s commitment to keep total expenses for the Funds low. The Board of Trustees concluded that the Advisor had taken steps to ensure that shareholders benefit as the size of the Funds increases by agreeing to breakpoints in its fee schedules, negotiating favorable terms with service providers, and providing certain support services to the Funds on a cost-only basis. The Board of Trustees also noted that the Advisor had acted in the interests of shareholder by closing certain of the Funds to new investments. Even though additional investments would have increased Fund size and possibly generated additional economies of scale, the Board of Trustees observed that responsible management of Fund size often benefited shareholders more than allowing uncontrolled growth, notwithstanding economies of scale that might accompany such growth.

In addition, the Board of Trustees took note of information provided on fees rebated to separate account clients of the Advisor’s affiliate to the extent these clients’ assets were invested in the Funds. The Board of Trustees noted that the rebates represented over $1.4 million in fees, and, although they nominally benefited only separate account clients of the Advisor’s affiliate who were also Fund shareholders, the Board of Trustees recognized that these separate account investments helped reduce costs for all shareholders by increasing the asset base of the Funds. The Board of Trustees also took note of the willingness of the Advisor’s affiliate to extend such rebates while, at the same time, the Advisor was limiting the size and total assets in the various Funds to levels that promoted optimum investment returns.

5.	Conclusions

Based on its review, including consideration of each of the factors referred to above, the Board of Trustees, including the Independent Trustees, concluded that: (1) the Advisory Agreement and Manager Agreements are fair and reasonable with respect to each Fund and its respective shareholders; (2) each Fund’s shareholders receive reasonable value in return for the advisory fees and other amounts paid to the Advisor and Managers; and (3) the renewal (or in the case of the New Fund, the initiation) of the Advisory Agreement and Manager Agreements would be in the best interests of each Fund and its respective shareholders.

 Other Information |  75

Masters’ Select Funds Trust
TAX INFORMATION - (Unaudited)

The percentage of dividend income distributed for the year ended December 31, 2006, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003 is as follows:

Masters’ Select Equity Fund	54.41%
Masters’ Select International Fund	46.92%
Masters’ Select Value Fund	100.00%
Masters’ Select Smaller Companies Fund	20.06%
Masters’ Select Focused Opportunities Fund	N/A

The percent of dividend income distributed for the year ended December 31, 2006, which qualifies for the corporate dividends received deduction is as follows:

Masters’ Select Equity Fund	42.20%
Masters’ Select International Fund	0.00%
Masters’ Select Value Fund	100.00%
Masters’ Select Smaller Companies Fund	20.00%
Masters’ Select Focused Opportunities Fund	N/A

Additional Information Applicable to Foreign Shareholders Only (Unaudited):

The percent of ordinary dividend distributions for the year ended December 31, 2006, which are designated as interest-related dividends under Internal Revenue Code Section 871 (k)(1)(C) is as follows:

Masters’ Select Equity Fund	4.03%
Masters’ Select International Fund	2.85%
Masters’ Select Value Fund	6.87%
Masters’ Select Smaller Companies Fund	16.75%
Masters’ Select Focused Opportunities Fund	N/A

The percent of ordinary dividend distributions for the year ended December 31, 2006, which are designated as short-term capital gain distributions under Internal Revenue Code Section 871 (k)(2)(C).

Masters’ Select Equity Fund	100.00%
Masters’ Select International Fund	70.27%
Masters’ Select Value Fund	84.78%
Masters’ Select Smaller Companies Fund	100.00%
Masters’ Select Focused Opportunities Fund	N/A

76  | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
TAX INFORMATION - (Unaudited) (Continued)

For the year ended December 31, 2006 the International Fund earned foreign source income and paid foreign taxes, which they intend to pass through to their shareholders pursuant to Section 853 of the Internal Revenue Code as follows:

Country	Gross Foreign Income	Foreign Tax Paid
Austria	$106,624	$15,994
Britain	8,630,070	—
Canada	2,335,229	91,419
China	160,796	—
Denmark	996,260	149,439
France	4,144,851	603,324
Germany	1,706,470	—
Hong Kong	3,737,246	—
Ireland	868,613	—
Isreal	122,515	19,611
Japan	2,151,462	150,602
Mexico	275,611	—
New Zealand	724,594	108,689
Norway	105,461	15,819
South Korea	1,148,964	189,579
Spain	714,696	107,204
Singapore	8,106,371	—
Switzerland	3,469,062	520,359
Taiwan	39,701	5,090
Sweden	386,299	58,309
	$39,930,895	$2,035,438

 Tax Information |  77

Masters’ Select Funds Trust
INDEX DEFINITIONS

Custom Equity Index

The Custom Equity Index is composed of a 70% weighting in the S&P 500 Index, a 20% weighting in the Russell 2000 Index, and a 10% weighting in the MSCI EAFE index.

Lipper Multi-Cap Core Index

The Lipper Multi-Cap Core Index measures the performance of the 30 largest mutual funds that invest in a variety of capitalization ranges, without concentrating 75% or more of their equity assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc.

Lipper International Fund Index

The Lipper International Fund Index measures the performance of the 30 largest mutual funds in the international equity fund objective, as determined by Lipper, Inc.

Lipper Multi-Cap Value Index

The Lipper Multi-Cap Value Index measures the performance of the 30 largest mutual funds that invest in a variety of market capitalization ranges without concentrating 75% or more of their assets in any one market capitalization range over an extended period of time, as determined by Lipper, Inc. Value Funds seek long-term growth of capital by investing in companies that are considered to be undervalued relative to a major unmanaged stock index based on a price-to-earnings, price-to-book value, asset value or other factors.

Lipper Small-Cap Core Index

The Lipper Small-Cap Core Index measures the performance of the 30 largest mutual funds in the small capitalization range, as determined by Lipper, Inc.

MSCI EAFE Index

The Morgan Stanley Capital International Europe, Australasia, Far East Index is a broad based index that measures the performance of all of the publicly traded stocks in 21 developed non-U.S. markets. Among the countries included are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

MSCI All Countries World Free (ex US) Index

The MSCI All Countries World Free (ex US) Index is a broad based index that measures the performance of common equities in 48 countries.

MSCI All Countries World Free Growth (ex US) Index

The MSCI All Countries World Free Growth (ex US) Index is a broad based index that measures the performance those common equities in 48 countries with higher price-to-book ratios and higher forecasted growth rates.

MSCI World Value Index

The MSCI World Value Index is a broad based index that measures the performance of common equities in 48 countries with lower price-to-book ratios and lower forecasted growth rates.

Russell 1000 Index

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index.

Russell 1000 Growth Index

The Russell 1000 Growth Index measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth rates.

Russell 2000 Index

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index.

Russell 2500 Growth Index

The Russell 2500 Growth Index measures the performance of those companies within the 2,500 smallest U.S. companies in the Russell 3000 Index, based on total market capitalization, that have higher price-to-book ratios and higher forecasted growth rates.

Russell 3000 Index

The Russell 3000 Index is a broad based index that measures the performance of the 3000 largest U.S. companies as measured by market capitalization, and represents about 98% of the U.S. stock market.

Russell 3000 Value Index

The Russell 3000 Value Index is a broad based index that measures the performance of those companies within the 3000 largest U.S. companies, based on total market capitalization, that have lower price-to-book ratios and lower forecasted growth rates.

S&P Citigroup PMI Global (ex US) Index

S&P Citigroup PMI Global (ex US) index is a broad based index that represents the largest 80% of investable companies in 52 developed and emerging market countries.

S&P 500 Index

The S&P 500 Index, which is widely regarded as the standard for measuring large-cap U.S. stock market performance, consists of 500 stocks that represent a sample of the leading companies in leading industries.

Indices are unmanaged, do not incur fees, and cannot be invested in directly

78 | The Masters’ Select Funds Trust

Masters’ Select Funds Trust
INDUSTRY TERMS AND DEFINITIONS

Price to earnings ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share. Similarly, multiples of earnings and cash flow are means of expressing a company’s stock price relative to its earnings per share or cash flow per share, and are calculated by dividing the current stock price by its earnings per share or cash per share. Forecasted earnings growth is the projected rate that a company’s earnings are estimated to grow in a future period.

Price to book ratio is calculated by dividing the current market price of a stock by the book value per share.

Combined ratio is a formula used by insurance companies to relate premium income to claims, administration and dividend expenses. It is used in the annual statement filed by an insurer with the state insurance department. It is calculated by dividing the sum of incurred losses and expenses by earned premium.

Free cash flow is the amount of cash a company has after expenses, debt service, capital expenditures, and dividends.

EV/EBITDA is the enterprise value of a company divided by earnings before interest, taxes, depreciation, and amortization.

“Growth” stocks are generally considered to be stocks of companies with high expected earnings growth compared to “value” stocks. Because of this higher expected growth, growth stocks tend to be priced at a higher multiple of their current earnings than value stocks. However, the premium paid for growth stocks compared to value stocks can vary dramatically depending on the market environment.

Book value is the net asset value of a company, calculated by subtracting total liabilities and intangible assets from total assets.

Earnings per share (EPS) is calculated by taking the total earnings divided by the number of shares outstanding.

EV/Sales is the ratio of enterprise value of a company divided by the total sales of the company for a particular period, usually one year.

EBITDA is a company’s earnings before interest, taxes, depreciation, and amortization.

Enterprise value is calculated by adding a corporation’s market capitalization, preferred stock, and outstanding debt together and then subtracting out the cash and cash equivalents.

Industry Terms and Definitions |  79

Masters’ Select Fund Trust
TRUSTEE AND OFFICER INFORMATION

Background information for the Trustees and Officers of the Trust is presented below. All Trustees oversee the Masters’ Select Funds. The SAI includes additional information about the Trust’s Trustees and is available, without charge, by calling 1-800-960-0188.

Name, Address and Year of Birth	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Trustee

A. George Battle 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1944)	Trustee	Term: Open Ended Time Served: 10 years	Executive Chairman, Ask Jeeves, 2004 - 2005; Chief Executive Officer, Ask Jeeves from 2000 to 2003; Senior Fellow, The Aspen Institute since 1995.	Director of Advent Software; Expedia Inc; Fair Isaac Co.; and Netflix Inc.

Frederick August Eigenbrod, Jr. PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1941)	Trustee	Term: Open Ended Time Served: 10 years
Vice President, RoutSource Consulting Services (organizational planning and development) since 2002; Senior Vice President, Consulting Services, Silicon Valley, Right Associates (industrial psychologists) from 1990 to 2002.
None

Taylor M. Welz Bowman & Company LLP 2431 W. March Lane, Suite 100 Stockton, CA 95207 (born 1959)	Trustee	Term: Open Ended Time Served: 10 years	CPA/PFS, CFP. Partner, Bowman & Company LLP (certified public accountants).	None

Harold M. Shefrin, PhD 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1948)	Trustee	Term: Open Ended Time Served: Since February 2005	Professor, Department of Finance, Santa Clara University, since 1979	SA Funds - Investment Trust

Kenneth E. Gregory* 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1957)	President and Trustee	Term: Open Ended Time Served: 10 years
President of the Advisor; President of Litman/Gregory Research, Inc. (publishers) and Litman/Gregory Asset Management, LLC (investment advisors), Officer of Litman/Gregory Analytics, LLC (web based publisher of financial research), since 2000.
None

Craig A. Litman* 100 Larkspur Landing Circle, Suite 204 Larkspur, CA 94939 (born 1946)	Secretary and Trustee	Term: Open Ended Time Served: 10 years	Treasurer and Secretary of the Advisor; Vice President and Secretary of Litman/Gregory Research Inc.; Chairman of Litman/Gregory Asset Management, LLC.	None

John Coughlan 4 Orinda Way, Suite 200-D Orinda, CA 94563 (born 1956)	Treasurer and Chief Compliance Officer	Term: Open Ended Time Served: 10 years	Chief Operating Officer, Litman/Gregory Fund Advisors, LLC and Chief Financial Officer of Litman/Gregory Asset Management, LLC.	None

* Denotes Trustees who are “interested persons” of the Trust under the 1940 Act.

Trustee and Officer Information
80 | The Masters’ Select Funds Trust

Advisor:

Litman/Gregory Fund Advisors, LLC
Orinda, CA 94563

Distributor:

Quasar Distributors, LLC
615 E. Michigan St., 2nd Floor
Milwaukee, WI 53202

Transfer Agent:

BFDS
P.O. Box 219922
Kansas City, MO 64121-9922
1-800-960-0188

For Overnight Delivery:
Masters’ Select Funds
C/O BFDS
330 W. 9th Street
Kansas City, MO 64105

Investment Professionals:

Registered Investment Advisors, broker/dealers, and other investment professionals may contact Fund Services at 1-925-253-5238.

Prospectus:

To request a current prospectus, statement of additional information, or an IRA application, call 1-800-656-8864.

Shareholder Inquiries:

To request action on your existing account, contact the Transfer agent, BFDS, at 1-800-960-0188, from 9:00 a.m. to 6:00 p.m. eastern time, Monday through Friday.

24-Hour Automated Information:

For access to automated reporting of daily prices, account balances and transaction activity, call 1-800-960-0188, 24 hours a day, seven days a week. Please have your Fund number (see below) and account number ready in order to access your account information.

Fund Information:

Fund	Symbol	CUSIP	Fund Number
Equity Fund	MSEFX	576417109	305
International Fund	MSILX	576417208	306
Value Fund	MSVFX	576417406	307
Smaller Companies Fund	MSSFX	576417307	308
Focused Opportunities Fund	MSFOX	57641T101	314

Website:

www.mastersfunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-960-0188.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Mr. Harold M. Shefrin is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2006	FYE 12/31/2005
Audit Fees	$151,875	$125,000
Audit-Related Fees	$0	$0
Tax Fees	$32,535	$24,900
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2006	FYE 12/31/2005
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2005.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Masters’ Select Funds Trust

By (Signature and Title)*   /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date March 7, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*   /s/ Kenneth E. Gregory
Kenneth E. Gregory, President

Date March 7, 2007

By (Signature and Title)*   /s/ John Coughlan
John Coughlan, Treasurer

Date March 7, 2007

* Print the name and title of each signing officer under his or her signature.

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